                                                      Registration No. [_______]

      As filed with the Securities and Exchange Commission on July 15, 2004
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         HYUNDAI ABS FUNDING CORPORATION
                   as Depositor to the issuer described herein
             (Exact name of registrant as specified in its charter)

            Delaware                          6189                     33-0978453
(State or other jurisdiction of   (Primary Standard Industrial     (I.R.S. Employer
 incorporation or organization)    Classification Code Number)   Identification Number)

                              10550 Talbert Avenue
                        Fountain Valley, California 92708
                                 (714) 594-1579
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                David A. Hoeller
                             Vice President, Finance
                          Hyundai Motor Finance Company
                              10550 Talbert Avenue
                        Fountain Valley, California 92708
                                 (714) 965-3000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   Copies to:
                              Scott R. Smith, Esq.
                              Latham & Watkins LLP
                          885 Third Avenue, Suite 1000
                            New York, New York 10022
                                 (212) 906-1200

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

     If this Form is to be a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the registration statement of the earlier effective registration statement for the same offering: [_]

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                                   ----------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
  Proposed Title of Each                       Proposed Maximum
Class of Securities to be    Amount to Be    Offering  Price Per   Proposed Maximum Aggregate   Amount of Registration
       Registered           Registered (1)         Unit (2)            Offering Price (2)                Fee
----------------------------------------------------------------------------------------------------------------------
    Asset-Backed Notes        $1,000,000             100%                  $1,000,000                   $126.70
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(1) In addition, pursuant to Rule 429 under the Securities Act of 1933, when this Registration Statement is declared effective, any securities that remain unsold under the Registration Statement on Form S-3 (File No. 333-108545) of the Registrant will be carried forward. As of the date that this Registration Statement was filed, $246,653,000 of securities remained unsold under the Registration Statement on Form S-3 (File No. 333-108545) of the Registrant.

(2) Estimated solely for the purpose of calculating the registration fee.

                                   ----------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

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                             INTRODUCTORY STATEMENT

This Registration Statement contains:

o a Prospectus relating to the offering of a series of Asset-Backed Notes by various trusts and/or limited liability companies created from time to time by the Registrant; and

o a form of Prospectus Supplement relating to offerings of particular series of Asset-Backed Notes (the "Prospectus Supplement Form") described therein.

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The information in this prospectus is not complete and may be changed. We may not sell the securities that are described in this prospectus until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not a request for any offers to buy these securities in any state where the laws in that state do not permit the seller to offer or sell these securities.

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                                   Prospectus

                             ASSET-BACKED SECURITIES

                         HYUNDAI ABS FUNDING CORPORATION

     YOU SHOULD CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE [__] OF THIS PROSPECTUS AND THE RISK FACTORS IN THE APPLICABLE PROSPECTUS SUPPLEMENT.

     The notes will represent obligations of the issuer only and are not guaranteed by any person including Hyundai ABS Funding Corporation, Hyundai Motor Finance Company, or any of their respective affiliates, and neither the notes nor the underlying receivables are insured or guaranteed by any governmental entity.

     This prospectus may be used to offer and sell notes only if accompanied by an applicable prospectus supplement for the related issuer.

     The issuers may periodically issue asset-backed notes in one or more series with one or more classes, and each issuer will own:

     o motor vehicle retail installment sale contracts secured by a combination of new or used automobiles, light-duty trucks or other types of motor vehicles;

     o    collections on the receivables;

     o liens on the financed vehicles and the rights to receive proceeds from claims on insurance policies;

     o    funds in the accounts of the issuer; and

     o    any credit enhancement issued in favor of the issuer.

     The notes:

     o    will represent indebtedness of the issuer that issued those notes;

     o will be paid only from the assets of the issuer that issued those notes;

     o will represent the right to payments in the amounts and at the times described in the accompanying applicable prospectus supplement;

     o    may benefit from one or more forms of credit enhancement; and

     o will be issued as part of a designated series, which may include one or more classes of notes.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE NOTES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this prospectus is [________], 200[_]

              IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS
                   AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

     We provide information about your notes in two separate documents that progressively provide varying levels of detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of notes, including your series; and (b) the applicable prospectus supplement, which describes the specific terms of your series.

     We have started with several introductory sections describing the trust and the notes in abbreviated form, followed by a more complete description of the terms. The introductory sections are:

     o Summary of Terms--which gives a brief introduction to the notes to be offered, and

     o Risk Factors--which describes briefly some of the risks to investors of a purchase of the notes.

     You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Terms" beginning on page [__] in this prospectus.

     Whenever we use words like "intends," "anticipates" or "expects" or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future. Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate. Any forward-looking statements in this prospectus speak only as of the date of this prospectus. We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement.

     IF THE TERMS OF A PARTICULAR SERIES OF SECURITIES VARY BETWEEN THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     You should rely only on the information provided in this prospectus and the applicable prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the notes in any jurisdiction where the offer is not permitted.

     We include cross-references in this prospectus and in the applicable prospectus supplement to captions in these materials where you can find further related discussions. The tables of contents in the applicable prospectus supplement provide the pages on which these captions are located.

     To understand the structure of these notes, you must read carefully this prospectus and the applicable prospectus supplement in their entirety.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   Prospectus
SUMMARY OF TERMS...............................................................1
   THE PARTIES.................................................................1
         Issuer................................................................1
         Depositor.............................................................1
         Seller................................................................1
         Servicer..............................................................1
         Administrator.........................................................1
         Trustee...............................................................1
         Indenture Trustee.....................................................1
   SECURITIES OFFERED..........................................................1
         Notes.................................................................1
         Priority of Payments..................................................1
         Terms.................................................................1
   THE RECEIVABLES.............................................................2
   THE PROPERTY OF EACH ISSUER.................................................2
   CREDIT AND CASH FLOW ENHANCEMENT............................................3
   SERVICING FEE...............................................................3
   ADVANCES....................................................................4
   OPTIONAL PURCHASE...........................................................4
   TAX STATUS..................................................................4
   ERISA CONSIDERATION.........................................................4
RISK FACTORS...................................................................5
   You must rely for repayment only upon the issuer's assets, which may not be sufficient to make full payments on your notes........................5
   The issuer's interest in the receivables could be defeated because the contracts will not be delivered to the issuer............................5
   The issuer's security interest in the financed vehicles will not be noted
      on the certificates of title, which may cause losses on your notes.......5
   The failure of receivables to comply with consumer protection laws may result in losses on your investment......................................6
   Bankruptcy of the depositor or the seller could result in delays in payments or losses on your notes.........................................6
   The seller, the servicer and the depositor have limited obligations to the issuer and will not make payments on the notes...........................6
   If Hyundai Motor Finance Company is no longer the servicer, you may experience delays in payment or losses on your notes.....................7
   Interests of other persons in the receivables and financed vehicles could be superior to the issuer's interest, which may result in reduced payments on your notes...................................................7
   The servicer's commingling of funds with its own funds could result in a loss................................................................7
   Extensions and deferrals of payments on receivables could increase the average life of the notes................................................7
   Failure to pay principal on your notes will not constitute an event of default until maturity...................................................7
   Proceeds of the sale of receivables may not be sufficient to pay your notes in full.......................................................8
   The geographic concentration of the obligors and performance of the receivables may increase the risk of loss on your investment.............8
   The application of the Servicemembers Civil Relief Act may lead to delays in payment or losses on your notes.......................................8
   You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the issuer..............9
   The absence of a secondary market for the notes could limit your ability to resell your notes.....................................................9
   You may not be able to exercise your rights as a noteholder directly.......10

   The ratings for the notes are limited in scope, may not continue to be issued and do not consider the suitability of an investment in the notes for you...........................................................10
   If the issuer enters into an interest rate swap, payments on the notes will be dependent on payments made under the swap agreement.............10
   Termination of a swap agreement and the inability to locate replacement swap counterparty may cause termination of the issuer...................11
   The rating of a third party credit enhancement provider may affect the ratings of the notes....................................................11
   The purchase of additional receivables after the closing date may adversely affect the characteristics of the receivables held by the trust or the average life of and rate of return on the notes..................12
CAPITALIZED TERMS.............................................................13
DESCRIPTION OF THE ISSUERS....................................................13
DESCRIPTION OF THE OWNER TRUSTEE..............................................14
DESCRIPTION OF THE RECEIVABLES................................................14
   The Receivables............................................................14
   The Receivables Pools......................................................14
   Calculation Methods........................................................15
THE DEPOSITOR.................................................................16
THE SELLER AND THE SERVICER...................................................16
ORIGINATION AND SERVICING PROCEDURES..........................................16
   Origination................................................................16
   Underwriting Procedures....................................................17
   Servicing Procedures and Requirements......................................17
   Collection and Repossession Procedures.....................................18
   Extensions.................................................................20
   Insurance..................................................................20
   Lockbox Arrangements; Collection Account...................................20
   Set-Off....................................................................21
PRE-FUNDING ARRANGEMENT.......................................................21
MATURITY AND PREPAYMENT CONSIDERATIONS........................................22
POOL FACTORS, NOTE FACTORS AND POOL INFORMATION...............................22
USE OF PROCEEDS...............................................................23
DESCRIPTION OF THE DEPOSITOR..................................................23
DESCRIPTION OF THE NOTES......................................................23
   The Notes..................................................................23
   Ratings of the Notes.......................................................24
   Revolving Period...........................................................24
   Series of Notes............................................................25
   Book-Entry Registration, Global Clearance, Settlement and
      Tax Documentation Procedures............................................25
   Definitive Notes...........................................................31
   Access to Noteholder Lists.................................................32
   Statements to Noteholders..................................................32
DESCRIPTION OF THE TRANSACTION AGREEMENTS.....................................33
   Sale of the Receivables....................................................33
   Collections................................................................34
   Note Distribution Account..................................................35
   The Collection Account and Eligible Investments............................35
   Other Accounts.............................................................35
   Payments on Receivables....................................................35
   Payments and Distributions on the Notes....................................36
   Credit and Cash Flow Enhancement...........................................36
   Servicer Reports...........................................................37
   Purchase of Receivables by the Servicer....................................37
   Servicing Fee..............................................................37
   Advances...................................................................37
   Evidence as to Compliance..................................................37
   Material Matters Regarding the Servicer....................................37

   Defaults by the Servicer...................................................38
   Rights Upon Default by the Servicer........................................39
   Amendment..................................................................39
   Termination................................................................39
   Duties of the Owner Trustee and the Indenture Trustee......................39
   The Owner Trustee and the Indenture Trustee................................40
   The Administrator..........................................................41
DESCRIPTION OF THE INDENTURE..................................................41
   Modification of Indenture..................................................41
   Events of Default Under the Indenture; Rights Upon Event of Default........42
   Material Covenants.........................................................44
   Annual Compliance Statement................................................45
   Indenture Trustee's Annual Report..........................................45
   Satisfaction and Discharge of Indenture....................................45
   Notices....................................................................45
   Governing Law..............................................................46
   The Indenture Trustee......................................................46
MATERIAL LEGAL ASPECTS OF THE RECEIVABLES.....................................46
   Rights in the Receivables..................................................46
   Security Interests in the Financed Vehicles................................47
   Repossession...............................................................48
   Notice of Sale; Redemption Rights..........................................49
   Deficiency Judgments and Excess Proceeds...................................49
   Consumer Protection Law....................................................49
   Certain Matters Relating to Bankruptcy.....................................51
   Repurchase Obligation......................................................52
   Other Limitations..........................................................52
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES........................52
   United States Holders......................................................53
   Non-United States Holders..................................................55
STATE AND LOCAL TAX CONSEQUENCES..............................................57
ERISA CONSIDERATIONS..........................................................57
   Exemptions Available to Debt Instruments...................................58
   Underwriter Exemption......................................................58
UNDERWRITING..................................................................61
FORWARD-LOOKING STATEMENTS....................................................62
RATING OF THE NOTES...........................................................62
REPORTS TO NOTEHOLDERS........................................................62
WHERE YOU CAN FIND MORE INFORMATION...........................................63
INCORPORATION BY REFERENCE....................................................63
LEGAL MATTERS.................................................................63
GLOSSARY......................................................................64
INDEX OF PRINCIPAL TERMS......................................................66

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                                SUMMARY OF TERMS

     This summary highlights selected information from this prospectus and provides a general overview of relevant terms of the notes. You should carefully read this entire documents and the accompanying prospectus supplement to understand all of the terms of the offering.

THE PARTIES

   Issuer..................   A trust or a limited liability company to be
                              formed for each series of notes.

   Depositor...............   Hyundai ABS Funding Corporation, a Delaware
                              corporation, a wholly-owned special purpose
                              subsidiary of Hyundai Motor Finance Company.

   Seller..................   Hyundai Motor Finance Company, a California
                              corporation.

   Servicer................   Hyundai Motor Finance Company will act as the
                              servicer.

   Administrator...........   Hyundai Motor Finance Company will act as
                              administrator of the issuer.

   Trustee.................   If the issuer of a series of notes is a trust, the
                              trustee will be named in the prospectus supplement
                              for that series.

   Indenture Trustee.......   The trustee for the indenture pursuant to which
                              the notes will be issued will be named in the
                              prospectus supplement for that series.

SECURITIES OFFERED

   Notes...................   A series of securities may include one or more
                              classes of notes. Notes of a series will be issued
                              pursuant to an indenture.

   Priority of Payments....   The applicable prospectus supplement will describe
                              the priority of payments among different classes
                              of notes of a series.

   Terms...................   The terms of each class of notes in a series
                              described in the applicable prospectus supplement
                              will include the following:

                              1. the stated principal amount of each class of notes; and

                              2.   the interest rate (which may be fixed,
                                   variable, adjustable or some combination of these rates) or method of determining the interest rate.

                              A class of notes may differ from other classes of notes in one or more aspects, including:

                              1.   timing and priority of payments;

                              2.   seniority;

                              3.   allocation of losses;

                              4. interest rate or formula for determining the interest rate;

                              5.   amount of interest or principal payments;

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                              6. whether interest or principal will be payable to holders of the class if specified events occur;

                              7.   the right to receive collections from
                                   designated portions of the receivables owned by the trust; and

                              8. the ability of holders of a class to direct the trustee to take specified remedies.

THE RECEIVABLES............   Purchasers of Hyundai, Kia and other
                              manufacturers' motor vehicles often finance their
                              purchases by entering into retail installment sale
                              contracts with Hyundai, Kia and other dealers who
                              then resell the contracts to Hyundai Motor Finance
                              Company. These contracts are referred to as
                              "receivables," and the underlying vehicles are
                              referred to as the "financed vehicles." The
                              purchasers of the financed vehicles are referred
                              to as the "obligors." The terms of the contracts
                              must meet specified Hyundai Motor Finance Company
                              requirements.

                              On or before the date the securities of a series are issued, Hyundai Motor Finance Company will sell a specified amount of receivables to Hyundai
                              ABS Funding Corporation, the depositor, pursuant to one or more transfer agreements. The depositor will then sell those receivables to the issuer.
                              The sale by the depositor to the issuer will be documented under a sale and servicing agreement among the depositor, the servicer and the issuer.

                              The receivables to be sold by Hyundai Motor
                              Finance Company will be described in the applicable prospectus supplement.

THE PROPERTY OF
   EACH ISSUER.............   The property of each issuer:

                              1.   will be described in the applicable
                                   prospectus supplement;

                              2.   will primarily be a pool of receivables
                                   secured by new and used motor vehicles and amounts due or collected under the receivables on or after a specified cutoff date; and

                              3.   will include assets related to the
                                   receivables including:

                                        o    security interests in the motor
                                             vehicles;

                                        o    proceeds from claims on related
                                             insurance policies;

                                        o    the rights of the seller in rebates
                                             of premiums and other amounts
                                             relating to insurance policies and
                                             other items financed under the
                                             receivables;

                                        o    the rights of the seller in the
                                             agreements identified in the
                                             applicable prospectus supplement;

                                        o    amounts deposited in specified bank
                                             accounts; and

                                        o    proceeds from liquidated assets.

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CREDIT AND CASH
   FLOW ENHANCEMENT........   The notes may include features designed to provide
                              protection from losses on assets of the issuer to
                              one or more classes of securities. These features
                              are referred to as "credit enhancement." Credit
                              enhancement may include any one or more of the
                              following:

                              1. subordination of one or more classes of notes to one or more other classes of notes;

                              2.   one or more reserve accounts;

                              3.   an insurance policy;

                              4.   one or more spread accounts;

                              5.   one or more yield maintenance accounts;

                              6.   overcollateralization;

                              7.   letters of credit;

                              8. guaranteed investment contracts, swap or other interest rate protections;

                              9.   repurchase obligations;

                              10.  cash deposits; or

                              11. other agreements, guarantees or arrangements providing for other third party payments.

                              In addition, the notes may include features designed to ensure the timely payment of amounts owed to noteholders. These features may include any one or more of the following:

                              1.   yield supplement agreements;

                              2.   liquidity facilities;

                              3.   cash deposits; or

                              4. other agreements or arrangements providing for other third party payments or other support.

                              The specific terms of any credit and cash flow enhancement applicable to the notes issued by the issuer will be described in detail in the applicable prospectus supplement.

SERVICING FEE..............   Hyundai Motor Finance Company will act as servicer
                              for the receivables. In that capacity, the
                              servicer will handle all collections, administer
                              defaults and delinquencies and otherwise service
                              the receivables. The issuer will pay the servicer
                              a monthly fee equal to a percentage of the total
                              principal balance of the receivables at the
                              beginning of the preceding month specified in the
                              applicable prospectus supplement. The servicer may
                              also receive additional servicing compensation in
                              the form of investment earnings, late fees,
                              prepayment fees and

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                              other administrative fees and expenses or similar charges received by the servicer during that month.

ADVANCES...................   If and to the extent specified in the applicable
                              prospectus supplement, the servicer may elect to
                              make a payment to the trust interest on
                              receivables that is due but unpaid by the obligor.
                              The issuer will reimburse the servicer from later
                              collections on the receivables for which it has
                              made advances, or from collections generally if
                              the servicer determines that an advance will not
                              be recoverable with respect to that receivable. We
                              refer you to "Description of the Transaction
                              Agreements--Advances" in this prospectus for more
                              detailed information on advances and reimbursement
                              of advances.

OPTIONAL PURCHASE..........   The servicer may redeem any outstanding notes when
                              the outstanding aggregate principal balance of the
                              receivables declines to [10]% or less of the
                              original total principal balance of the
                              receivables as of the cutoff date. We refer you to
                              "Description of the Transaction
                              Agreements--Repurchase of the Receivables by the
                              Servicer" in this prospectus for more detailed
                              information on the servicer's optional purchase of
                              notes.

TAX STATUS.................   Special tax counsel to the issuer will be required
                              to deliver an opinion:

                              1.   that the notes will be treated as
                                   indebtedness for federal income tax purposes;
                                   and

                              2. that the issuer will not be characterized as an association (or a publicly traded partnership), taxable as a corporation for federal income tax purposes.

                              We refer you to "Material United States Federal
                              Income Tax Consequences" and "State and Local Tax
                              Consequences" in this prospectus and the applicable prospectus supplement for more detailed information on the application of federal income tax laws.

ERISA CONSIDERATIONS.......   Notes will generally be eligible for purchase by
                              employee benefit plans.

                              We refer you to "ERISA Considerations" in this prospectus and the applicable prospectus supplement for more detailed information regarding the ERISA Eligibility of any class of notes.

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                                  RISK FACTORS

     An investment in the notes involves significant risks. Before you decide to invest, we recommend that you carefully consider the following risk factors.

You must rely for repayment only      Your notes are secured solely by the
upon the issuer's assets, which may   assets of the related issuer. Your notes
not be sufficient to make full        will not represent an interest in or
payments on your notes.               obligation of us, Hyundai Motor Finance
                                      Company or any other person. We, the
                                      seller or another entity may have a
                                      limited obligation to repurchase some
                                      receivables under some circumstances as
                                      described in the applicable prospectus
                                      supplement. Distributions on any class of
                                      notes will depend solely on the amount of
                                      and timing of payments and other
                                      collections in respect of the related
                                      receivables and any credit enhancement for
                                      the notes specified in the applicable
                                      prospectus supplement. We cannot assure
                                      you that these amounts, together with
                                      other payments and collections in respect
                                      of the related receivables, will be
                                      sufficient to make full and timely
                                      distributions on your notes. The notes and
                                      the receivables will not be insured or
                                      guaranteed, in whole or in part, by the
                                      United States or any governmental entity
                                      or, unless specifically set forth in the
                                      applicable prospectus supplement, by any
                                      provider of credit enhancement.

The issuer's interest in the          To the extent that physical contracts
receivables could be defeated         exist for any receivable, the servicer
because the contracts will not be     will maintain possession of any and all
delivered to the issuer.              original contracts for that receivable. If
                                      the servicer sells or pledges and delivers
                                      original contracts for the receivables to
                                      another party, in violation of its
                                      obligations under the agreements for the
                                      notes, this party could acquire an
                                      interest in the receivable having a
                                      priority over the issuer's interest.
                                      Furthermore, if the servicer becomes the
                                      subject of a bankruptcy proceeding,
                                      competing claims to ownership or security
                                      interests in the receivables could arise.
                                      These claims, even if unsuccessful, could
                                      result in delays in payments on the notes.
                                      If successful, these claims could result
                                      in losses or delays in payment to you or
                                      an acceleration of the repayment of the
                                      notes.

The issuer's security interest in     Upon the origination of a receivable, the
the financed vehicles will not be     seller takes a security interest in the
noted on the certificates of title,   financed vehicle by placing a lien on the
which may cause losses on your        title to the financed vehicle. In
notes.                                connection with each sale of receivables
                                      to the depositor, the seller will assign
                                      its security interests in the financed
                                      vehicles to the depositor, who will
                                      further assign them to the issuer.
                                      Finally, the issuer will pledge its
                                      interest in the financed vehicles to the
                                      trustee for the notes. Except in limited
                                      circumstances, the lien certificates or
                                      certificates of title relating to the
                                      financed vehicles will not be amended or
                                      reissued to identify the issuer as the new
                                      secured party. In the absence of an
                                      amendment or reissuance, the issuer may
                                      not have a perfected security interest in
                                      the financed vehicles securing the
                                      receivables in some states. The seller may
                                      be obligated to repurchase any receivable
                                      sold to the issuer which did not have a
                                      perfected security interest in the
                                      financed vehicle in the name of the
                                      seller. The servicer or the seller may be
                                      required to purchase or repurchase, as
                                      applicable, any receivable sold to the
                                      issuer as to which it failed to obtain or
                                      maintain a perfected security interest in
                                      the financed vehicle securing the
                                      receivable. All of these purchases and
                                      repurchases are limited to breaches that
                                      materially and adversely affect the
                                      interests of the noteholders in any
                                      receivable and are subject to the
                                      expiration of a cure period. If the issuer
                                      has failed to obtain or maintain a
                                      perfected security interest in a financed
                                      vehicle, its security interest would be
                                      subordinate to, among others, a bankruptcy
                                      trustee of the obligor, a subsequent
                                      purchaser of the financed vehicle or a
                                      holder of a perfected security interest in
                                      the financed vehicle or a bankruptcy
                                      trustee of that holder of a perfected
                                      security interest. If the issuer elects to
                                      attempt to repossess the

                                      related financed vehicle, it might not be able to realize any liquidation proceeds on the financed vehicle and, as a result, you may suffer a loss on your investment in the notes.

The failure of receivables to         Federal and state consumer protection laws
comply with consumer protection       regulate the creation, collection and
laws may result in losses on your     enforcement of consumer credit such as the
investment.                           receivables. These laws impose specific
                                      statutory liabilities upon creditors who
                                      fail to comply with their provisions.
                                      These laws may also make an assignee of a
                                      receivable, such as the issuer, liable to
                                      the obligor for any violation by the
                                      lender. In some cases, this liability
                                      could affect an assignee's ability to
                                      enforce its rights related to secured
                                      obligations such as the receivables. The
                                      seller may be obligated to repurchase from
                                      the issuer any receivable that fails to
                                      comply with these legal requirements. If
                                      the seller fails to repurchase that
                                      receivable, you might experience delays or
                                      reductions in payments on your notes. See
                                      "Material Legal Aspects of the
                                      Receivables--Consumer Protection Law" in
                                      this prospectus.

Bankruptcy of the depositor or the    The seller intends that each sale of
seller could result in delays in      receivables to the depositor will be a
payments or losses on your notes.     valid transfer and assignment of the
                                      receivables to the depositor. The
                                      depositor intends that its sale of the
                                      receivables to the issuer will be a valid
                                      transfer and assignment of the receivables
                                      to the issuer. If the seller or the
                                      depositor were to become a debtor in a
                                      bankruptcy case and a creditor or
                                      trustee-in-bankruptcy of the depositor or
                                      the seller (or the depositor itself) were
                                      to take the position that the sale of
                                      receivables by the seller to the depositor
                                      or by the depositor to the issuer, as the
                                      case may be, should instead be treated as
                                      a pledge of the receivables to secure a
                                      borrowing of the depositor or the seller,
                                      then delays in payments of collections on
                                      the receivables to you could occur. If a
                                      court ruled in favor of any such trustee,
                                      debtor or creditor, the court could reduce
                                      the amount payable to the issuer, which
                                      could result in losses on the notes. If
                                      the transfer of receivables by the seller
                                      to the depositor or by the depositor to
                                      the issuer is treated as a pledge instead
                                      of a sale, a tax or governmental lien on
                                      the property of the seller or the
                                      depositor, as applicable, arising before
                                      the transfer of the receivables to the
                                      issuer may have priority over the issuer's
                                      interest in those receivables. If the
                                      transactions are treated as a sale, the
                                      receivables would not be part of the
                                      seller's or the depositor's bankruptcy
                                      estate, as applicable, and would not be
                                      available to the depositor's or the
                                      seller's creditors.

The seller, the servicer and the      The seller, the servicer, the depositor
depositor have limited obligations    and their affiliates are not obligated to
to the issuer and will not make       make any payments to you on your notes.
payments on the notes.                The seller, the servicer, the depositor
                                      and their affiliates do not guarantee
                                      payments on the receivables or your notes.
                                      However, the seller will and the depositor
                                      may make representations and warranties
                                      about the characteristics of the
                                      receivables.

                                      If a representation or warranty made by
                                      the seller with respect to a receivable is untrue, or if the seller breaches a covenant with respect to a receivable, then the seller may be required to repurchase that receivable. If the seller fails to repurchase that receivable, you might experience delays and/or reductions in payments on the notes. In addition, in some circumstances, the servicer may be required to purchase receivables. If the servicer fails to purchase receivables, you might experience delays and/or reductions in payments on your notes.

                                      See "Description of the Transaction
                                      Agreements--Payments and Distributions on the Notes" in this prospectus.

If Hyundai Motor Finance Company is   If Hyundai Motor Finance Company is
no longer the servicer, you may       removed as the servicer or is no longer
experience delays in payment or       able to act as the servicer, there may be
losses on your notes.                 delays in processing payments or losses on
                                      the receivables because of the disruption
                                      of transferring servicing to the successor
                                      servicer, or because the successor
                                      servicer is not as experienced in
                                      servicing as Hyundai Motor Finance
                                      Company. This might cause you to
                                      experience delays in payments or losses on
                                      your notes.

Interests of other persons in the     The issuer could lose the priority of its
receivables and financed vehicles     security interest in a financed vehicle
could be superior to the issuer's     due to, among other things, liens for
interest, which may result in         repairs or storage of a financed vehicle
reduced payments on your notes.       or for unpaid taxes of an obligor. Neither
                                      the servicer nor the seller will have any
                                      obligation to purchase or repurchase,
                                      respectively, a receivable if these liens
                                      result in the loss of the priority of the
                                      security interest in the financed vehicle
                                      after the issuance of notes by the issuer.
                                      Generally, no action will be taken to
                                      perfect the rights of the issuer in
                                      proceeds of any insurance policies
                                      covering individual financed vehicles or
                                      obligors. Therefore, the rights of a third
                                      party with an interest in the proceeds
                                      could prevail against the rights of the
                                      issuer prior to the time the proceeds are
                                      deposited by the servicer into an account
                                      controlled by the trustee for the notes.
                                      See "Material Legal Aspects of the
                                      Receivables--Security Interests in the
                                      Financed Vehicles" in this prospectus.

The servicer's commingling of funds   Hyundai Motor Finance Company, as the
with its own funds could result in    servicer, may be able to commingle funds
a loss.                               relating to a transaction such as
                                      collections from the receivables and
                                      proceeds from the disposition of any
                                      repossessed financed vehicles with its own
                                      funds during each collection period and
                                      may make a single deposit to the
                                      collection account on each payment date.
                                      Commingled funds may be used or invested
                                      by the servicer at its own risk and for
                                      its own benefit. If the servicer were
                                      unable to remit those funds or the
                                      servicer were to become a debtor under any
                                      insolvency laws, delays or reductions in
                                      distributions to you may occur.

Extensions and deferrals of           In some circumstances, the servicer may
payments on receivables could         permit an extension on payments due on
increase the average life of the      receivables on a case-by-case basis. In
notes.                                addition, the servicer may offer obligors
                                      an opportunity to defer payments. Any of
                                      these extensions or deferrals may extend
                                      the maturity of the receivables and
                                      increase the weighted average life of the
                                      notes. The weighted average life and yield
                                      on your notes may be adversely affected by
                                      extensions and deferrals on the
                                      receivables. However, the servicer may be
                                      required to purchase the receivable from
                                      the issuer if it extends the term of the
                                      receivable beyond the latest final
                                      scheduled payment date for any class of
                                      related notes.

Failure to pay principal on your      The amount of principal required to be
notes will not constitute an event    paid to the noteholders will be limited to
of default until maturity.            cash available in the collection account
                                      and the reserve account (and any other
                                      forms of credit or cash flow enhancement,
                                      if any, as described in the applicable
                                      prospectus supplement). Therefore, the
                                      failure to pay principal of your notes on
                                      any payment date will not result in the
                                      occurrence of an event of default until
                                      the stated maturity date for your notes.
                                      See "Description of the Indenture--Events
                                      of Default Under the Indenture; Rights
                                      Upon Event of Default" in this prospectus.

Proceeds of the sale of receivables   If so directed by the holders of the
may not be sufficient to pay your     requisite percentage of outstanding notes
notes in full.                        of a series, following an acceleration of
                                      the notes upon an event of default, the
                                      indenture trustee will sell the
                                      receivables owned by the issuer only in
                                      limited circumstances. However, there is
                                      no assurance that any
                                      overcollateralization would then exist and
                                      that the market value of those receivables
                                      will at any time be equal to or greater
                                      than the aggregate outstanding principal
                                      amount of the notes. Therefore, upon an
                                      event of default, there can be no
                                      assurance that sufficient funds will be
                                      available to repay you in full.

The geographic concentration of the   Economic conditions in the states where
obligors and performance of the       obligors reside may affect delinquencies,
receivables may increase the risk     losses and prepayments on the receivables.
of loss on your investment.           The following economic conditions may
                                      affect payments on the receivables:
                                      unemployment, interest rates, inflation
                                      rates, and consumer perceptions of the
                                      economy. If a large number of obligors are
                                      located in a particular state, these
                                      conditions could increase the delinquency,
                                      credit loss or repossession experience of
                                      the receivables. If there is a
                                      concentration of obligors and receivables
                                      in particular states, any adverse economic
                                      conditions in those states may affect the
                                      performance of the notes more than if this
                                      concentration did not exist.

The application of the                The Servicemembers Civil Relief Act
Servicemembers Civil Relief Act may   provides relief to obligors who enter
lead to delays in payment or losses   active military service and to obligors
on your notes.                        in reserve status who are called to
                                      active duty after the origination of
                                      their receivables. Recent world events
                                      have resulted in certain military
                                      operations by the United States, and the
                                      United States continues to be on high
                                      alert for potential terrorist attacks.
                                      These military operations may increase
                                      the number of obligors who are in active
                                      military service, including persons in
                                      reserve status who have been called or
                                      will be called to active duty. The
                                      Servicemembers Civil Relief Act provides,
                                      generally, that an obligor who is covered
                                      by the act may not be charged interest on
                                      the related receivable in excess of 6%
                                      per annum during the period of the
                                      obligor's active duty. These shortfalls
                                      are not required to be paid by the
                                      obligor at any future time. The servicer
                                      is not required to advance these
                                      shortfalls as delinquent payments, and
                                      such shortfalls are not covered by any
                                      form of credit enhancement on the notes.
                                      In the event that there are not
                                      sufficient available funds to off-set
                                      interest shortfalls on the receivables
                                      due to the application of the
                                      Servicemembers Civil Relief Act or
                                      similar legislation or regulations, a
                                      noteholders' interest carryover shortfall
                                      will result. Such noteholders' interest
                                      carryover shortfalls will be paid in
                                      subsequent periods, to the extent of
                                      available funds, before payments of
                                      principal are made on the notes and might
                                      result in extending the anticipated
                                      maturity of your class of notes or
                                      possibly result in a loss in the absence
                                      of sufficient credit enhancement. The
                                      Servicemembers Civil Relief Act also
                                      limits the ability of the servicer to
                                      repossess the financed vehicle securing a
                                      receivable during the related obligor's
                                      period of active duty and, in some cases,
                                      may require the servicer to extend the
                                      maturity of the receivable, lower the
                                      monthly payments and readjust the payment
                                      schedule for a period of time after the
                                      completion of the obligor's military
                                      service. As a result, there may be delays
                                      in payment and increased losses on the
                                      receivables. Those delays and increased
                                      losses will be borne primarily by the
                                      certificates, but if such losses are
                                      greater than anticipated, you may suffer
                                      a loss.

                                      We do not know how many receivables have been or may be affected by the application of the Servicemembers Civil Relief Act.

                                      See "Material Legal Aspects of the
                                      Receivables--Servicemembers Civil Relief
                                      Act" in this prospectus.

You may experience reduced returns    You may receive payment of principal on
on your investment resulting from     your notes earlier than you expected for
prepayments, repurchases or early     the reasons set forth below. As a result,
termination of the issuer.            you may not be able to reinvest the
                                      principal paid to you earlier than you
                                      expected at a rate of return that is equal
                                      to or greater than the rate of return on
                                      your notes. Prepayments on the receivables
                                      by the related obligors and purchases of
                                      the receivables by the depositor and the
                                      servicer will shorten the life of the
                                      notes to an extent that cannot be fully
                                      predicted.

                                      The depositor will be required to
                                      repurchase receivables from the issuer if there is a breach of a representation or warranty relating to those receivables that materially adversely affects the interests of the noteholders in those receivables. The servicer will be required to repurchase receivables from the issuer if there is a breach of certain covenants relating to those receivables that materially adversely affects the interests of the noteholders in those receivables.
                                      The servicer shall be permitted to
                                      purchase all remaining receivables from
                                      the issuer when the outstanding aggregate principal balance of the receivables is [10]% or less of the initial aggregate principal balance of the receivables as of the cut-off date.

                                      Further, the receivables may be prepaid, in full or in part, voluntarily or as a result of defaults, theft of or damage to the related vehicles or for other reasons.
                                      The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors in addition to those described above. The servicer has limited historical experience with respect to prepayments on receivables. In addition, the servicer is not aware of publicly available industry statistics that detail the prepayment experience for contracts similar to the receivables. For these reasons, the servicer cannot predict the actual prepayment rates of the receivables. You will bear reinvestment risk resulting from prepayments on the receivables and the corresponding acceleration of payments on the notes.

                                      The final payment of each class of notes is expected to occur prior to its stated maturity date because of the prepayment and purchase considerations described above. If sufficient funds are not available to pay any class of notes in full on its stated maturity date, an event of default will occur and final payment of that class of notes may occur later than that date.

The absence of a secondary market     If you want to sell your notes you must
for the notes could limit your        locate a purchaser that is willing to
ability to resell your notes.         purchase those notes. The underwriters
                                      intend to make a secondary market for the
                                      notes. The underwriters will do so by
                                      offering to buy the notes from investors
                                      that wish to sell. However, the
                                      underwriters will not be obligated to make
                                      offers to buy the notes and may stop
                                      making offers at any time. In addition,
                                      the prices offered, if any, may not
                                      reflect prices that other potential
                                      purchasers would be willing to pay, were
                                      they to be given the opportunity.

                                      There have been times in the past where
                                      there have been very few buyers of
                                      asset-backed notes, and there may be these times again in the future. As a result, you may not be able to sell your notes when you want to do so or you may not be able to obtain the price that you wish to receive.

You may not be able to exercise       Each class of notes of a given series will
your rights as a noteholder           be initially represented by one or more
directly.                             certificates registered in the name of
                                      Cede & Co., or any other nominee for The
                                      Depository Trust Company set forth in the
                                      applicable prospectus supplement, and will
                                      not be registered in the names of the
                                      holders of the notes of any series or
                                      their nominees. Persons acquiring
                                      beneficial ownership interests in any
                                      series of notes may hold their interests
                                      through The Depository Trust Company in
                                      the United States or Clearstream Banking,
                                      societe anonyme or Euroclear in Europe.
                                      Because of this, unless and until
                                      definitive notes for a series are issued,
                                      holders of the notes will not be
                                      recognized by the issuer or any trustee or
                                      indenture trustee as noteholders. Hence,
                                      until definitive notes are issued, holders
                                      of the notes will only be able to exercise
                                      the rights of noteholders indirectly
                                      through The Depository Trust Company and
                                      its participating organizations. See
                                      "Description of the Notes--Book-Entry
                                      Registration, Global Clearance, Settlement
                                      and Tax Documentation Procedures" in this
                                      prospectus.

The ratings for the notes are         We will offer a class of notes only if
limited in scope, may not continue    that class receives the rating specified
to be issued and do not consider      in the applicable prospectus supplement.
the suitability of an investment in   The rating considers only the likelihood
the notes for you.                    that the issuer will pay interest on time
                                      and will ultimately pay principal in full
                                      or make full distributions of the
                                      outstanding principal balance of the
                                      notes. A security rating is not a
                                      recommendation to buy, sell or hold the
                                      notes. The rating agencies may revise or
                                      withdraw the ratings at any time. Ratings
                                      on the notes do not address the timing of
                                      distributions of principal on the notes
                                      prior to the applicable final scheduled
                                      payment date. The ratings do not consider
                                      the prices of the notes or their
                                      suitability to a particular investor. If a
                                      rating agency changes its rating or
                                      withdraws a rating, no one has an
                                      obligation to provide additional credit
                                      enhancement or to restore the original
                                      rating.

If the issuer enters into an          If the issuer enters into an interest rate
interest rate swap, payments on the   swap, its ability to protect itself from
notes will be dependent on payments   shortfalls in cash flow caused by interest
made under the swap agreement.        rate changes will depend to a large extent
                                      on the terms of the swap agreement and
                                      whether the swap counterparty performs its
                                      obligations under the swap. If the issuer
                                      does not receive the payments it expects
                                      from the swap, the issuer may not have
                                      adequate funds to make all payments to
                                      noteholders when due, if ever. If the
                                      issuer issues notes with adjustable
                                      interest rates, interest will be due on
                                      the notes at adjustable rates, while
                                      interest will be earned on the receivables
                                      at fixed rates. In this circumstance, the
                                      issuer may enter into an interest rate
                                      swap to reduce its exposure to changes in
                                      interest rates. An interest rate swap
                                      requires one party to make payments to the
                                      other party in an amount calculated by
                                      applying an interest rate (for example a
                                      floating rate) to a specified notional
                                      amount in exchange for the other party
                                      making a payment calculated by applying a
                                      different interest rate (for example a
                                      fixed rate) to the same notional amount.
                                      For example, if the issuer issues $100
                                      million of notes bearing interest at a
                                      floating LIBOR rate, it might enter into a
                                      swap agreement under which the issuer
                                      would pay interest to the swap
                                      counterparty in an amount equal to an
                                      agreed upon fixed rate on $100 million in
                                      exchange for receiving interest on $100
                                      million at the floating LIBOR rate. The
                                      $100 million would be the "notional"
                                      amount because it is used simply to make
                                      the calculation. In an interest rate swap,
                                      no principal payments are exchanged.

Termination of a swap agreement       A swap agreement may be terminated if
and the inability to locate           particular events occur. Most of these
replacement swap counterparty may     events are generally beyond the control of
cause termination of the issuer.      the issuer or the swap counterparty. If an
                                      event of default under swap agreement
                                      occurs and the indenture trustee is not
                                      able to assign the swap agreement to
                                      another party, obtain a swap agreement on
                                      substantially the same terms or is unable
                                      to establish any other arrangement
                                      satisfactory to the rating agencies, the
                                      indenture trustee may terminate the swap
                                      agreement. In addition, the issuer may
                                      terminate and the indenture trustee would
                                      then sell the assets of the issuer. In
                                      this type of situation, it is impossible
                                      to predict how long it would take to sell
                                      the assets of the issuer. Some of the
                                      possible adverse consequences of a sale of
                                      the assets of the issuer are:

                                           1.   the proceeds from the sale of
                                                assets under those circumstances
                                                may not be sufficient to pay all
                                                amounts owed to you;

                                           2.   to the extent set forth in the
                                                applicable prospectus
                                                supplement, amounts available to
                                                pay you may be further reduced
                                                if the issuer is required to
                                                make a termination payment to
                                                the swap counterparty prior to
                                                payments to noteholders;

                                           3.   termination of the swap
                                                agreement may expose the issuer
                                                to interest rate risk, further
                                                reducing amounts available to
                                                pay you;

                                           4.   the sale may result in payments
                                                to you significantly earlier
                                                than expected; and

                                           5.   a significant delay in arranging
                                                a sale of the issuer's assets
                                                could result in a delay in
                                                principal payments.

                                      This would, in turn, increase the weighted average life of the notes and could reduce the return on your securities.

                                      Additional information about termination of the issuer and sale of the issuer's assets, including a description of how the proceeds of a sale would be distributed is set forth herein and may be modified in the applicable prospectus supplement. Any swap agreement involves a high degree of risk. An issuer will be exposed to this risk should it use this mechanism. For this reason, only investors capable of understanding these risks should invest in the notes. You are strongly urged to consult with your financial advisors before deciding to invest in the notes if a swap is involved.

The rating of a third party credit    If an issuer enters into any third party
enhancement provider may affect the   credit enhancement arrangement, the rating
ratings of the notes.                 agencies that rate the such issuer's notes
                                      will consider the provisions of
                                      arrangement and the rating of any third
                                      party credit enhancement provided. If a
                                      rating agency downgrades the debt rating
                                      of any third party credit provided, it is
                                      also likely to downgrade the rating of the
                                      notes. Any downgrade in the rating of the
                                      notes could have severe adverse
                                      consequences on their liquidity or market
                                      value.

The purchase of additional            If so specified in the related prospectus
receivables after the closing date    supplement, a trust may either use amounts
may adversely affect the              on deposit of principal collections
characteristics of the receivables    received on its receivables to purchase
held by the trust or the average      additional receivables from the seller
life of and rate of return on the     after the related closing date during a
notes.                                specified revolving period or use funds on
                                      deposit in a pre-funding account during a
                                      specified funding period to purchase
                                      additional receivables. All additional
                                      receivables purchased from the seller must
                                      meet the selection criteria applicable to
                                      the receivables purchased by the trust on
                                      the closing date. The credit quality of
                                      the additional receivables may be lower
                                      than the credit quality of the initial
                                      receivables, however, and could adversely
                                      affect the performance of the related
                                      receivables pool. In addition, the rate of
                                      prepayments on the additional receivables
                                      may be higher than the rate of prepayments
                                      on the initial receivables, which could
                                      reduce the average life of and rate of
                                      return on your notes. You will bear all
                                      reinvestment risk associated with any
                                      prepayment of your notes.

                                CAPITALIZED TERMS

     The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus, have the meanings set forth in the glossary at the end of this prospectus.

                           DESCRIPTION OF THE ISSUERS

     With respect to each series of notes, the depositor, Hyundai ABS Funding Corporation, a wholly-owned special purpose, bankruptcy remote subsidiary of Hyundai Motor Finance Company, a California corporation ("HMFC"), will establish a separate issuer that will issue the notes of that series. Each issuer will be either a limited liability company formed pursuant to a limited liability company agreement or a trust formed pursuant to a trust agreement between the depositor and the trustee specified in the applicable prospectus supplement for that issuer. The depositor will sell and assign the receivables and other specified issuer property to the issuer in exchange for the notes of that issuer.

     The issuer may issue asset-backed notes in one or more classes, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in the applicable prospectus supplement. Any notes that are issued will represent indebtedness of the issuer and will be issued and secured pursuant to an indenture between the issuer and the indenture trustee specified in the applicable prospectus supplement.

     In addition to and to the extent specified in the applicable prospectus supplement, the property of each issuer may include:

     o the receivables identified on the schedule of receivables acquired on the Closing Date and on each funding date and all monies received on the receivables after the applicable cut-off date;

     o    the security interests in the financed vehicles;

     o rights under any interest rate swap agreement and payments made by the swap counterparty under that interest rate swap agreement;

     o any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the financed vehicles or obligors or refunds in connection with extended service agreements relating to Liquidated Receivables from the applicable cut-off date;

     o    any other property securing the receivables;

     o    certain rights under dealer agreements;

     o    rights of the issuer under the applicable transaction documents;

     o the rights under any credit enhancement to the extent specified in the applicable prospectus supplement;

     o    any other property specified in the applicable prospectus supplement;
          and

     o    all proceeds of the foregoing.

     To the extent specified in the applicable prospectus supplement, an insurance policy, reserve account, spread account or other form of credit enhancement or liquidity may be a part of the property of any given issuer or may be held by the indenture trustee for the benefit of holders of the related notes. To the extent specified in the applicable prospectus supplement, an interest rate or currency swap or other hedge agreement may also be a part of the property of any given issuer or may be held by the indenture trustee for the benefit of holders of the related notes.

     If so provided in the applicable prospectus supplement, the property of an issuer may also include a pre-funding account, into which the depositor will deposit cash and which will be used by the issuer to purchase receivables from HMFC during a specified period following the Closing Date for the related issuer. Any receivables so conveyed to an issuer will also be issuer property of the issuer.

     Prior to formation, each issuer will have no assets or obligations. After formation, each issuer will not engage in any activity other than acquiring and holding the related receivables and the issuer property, issuing the related notes, distributing payments in respect thereof and any other activities described in this prospectus or in the applicable prospectus supplement and set forth in the trust agreement or in the limited liability company agreement of the issuer, as applicable. Each issuer will not acquire any receivables or assets other than the issuer property.

                        DESCRIPTION OF THE OWNER TRUSTEE

     The owner trustee for any issuer that is a trust will be specified in the applicable prospectus supplement. The owner trustee's liability in connection with the issuance and sale of the related notes is limited solely to the express obligations of the owner trustee set forth in the related trust agreement. The owner trustee may resign at any time, in which event the administrator or the servicer (as specified in the applicable prospectus supplement), will be obligated to appoint a successor owner trustee. The servicer or administrator (as specified in the applicable prospectus supplement) of each issuer may also remove the owner trustee if:

     o the owner trustee ceases to be eligible to continue as owner trustee under the related trust agreement; or

     o    the owner trustee becomes insolvent.

     In either of these circumstances, the servicer or administrator must appoint a successor owner trustee. If the owner trustee resigns or is removed, the resignation or removal and appointment of a successor owner trustee will not become effective until the successor owner trustee accepts its appointment.

     The principal offices of each issuer and the related owner trustee will be specified in the applicable prospectus supplement.

                         DESCRIPTION OF THE RECEIVABLES

The Receivables

     The receivables consist of motor vehicle retail installment sale contracts. These contracts are secured by a combination of new and used automobiles and light-duty trucks. The receivables to be transferred to any issuer have been or will be purchased or originated by HMFC. See "Origination and Servicing Procedures" in this prospectus.

The Receivables Pools

     The receivables to be purchased by each issuer, also known as the "receivables pool", will be randomly selected from those motor vehicle retail installment sale contracts in HMFC's portfolio based upon the satisfaction of several criteria specifically set forth in the applicable prospectus supplement. HMFC will not use selection procedures adverse to holders of the notes when selecting the Receivables from qualifying retail installment sale contracts. These criteria provide that each receivable:

     o was originated in the United States out of the sale of or is secured by a new vehicle or a used vehicle;

     o    has a remaining term of not more than 72 months;

     o provides for level monthly payments that fully amortize the amount financed over the original term of the applicable receivable;

     o    is a Simple Interest Receivable;

     o has an obligor which is not an affiliate of HMFC, is not a government or governmental subdivision or agency and is not shown on the servicer's records as a debtor in a pending bankruptcy proceeding;

     o    is not more than [__] days past due on the related cut-off date;

     o has a current principal balance of at least $[_______] and an original balance of not more than [_____________];

     o    [as to which there is no Force Placed Insurance;]

     o    has an APR of [_____]% to [____]%; and

     o satisfies any additional or different criteria specified in the applicable prospectus supplement.

     The depositor will sell or transfer receivables having an aggregate outstanding principal amount specified in the applicable prospectus supplement as of the applicable cut-off date to the applicable issuer. The purchase price paid by each issuer for each receivable included in the property of the issuer will either reflect the outstanding principal balance of the receivable as of the applicable cut-off date calculated under the Simple Interest Method or another method as specified in the applicable prospectus supplement.

     Additional information with respect to the receivables pool securing each series of notes will be set forth in the applicable prospectus supplement including, to the extent appropriate, the composition of the receivables, the distribution of annual percentage rate, the distribution by the states where the receivables were originated and the portion of the receivables pool secured by new vehicles and used vehicles.

Calculation Methods

     Each of the receivables included as property of an issuer will be a contract where the allocation of each payment between interest and principal is calculated using the Simple Interest Method.

     "Simple Interest Method" means the method of calculating interest due on a motor vehicle retail installment sale contract on a daily basis based on the actual outstanding principal balance of the receivable on that date.

     "Simple Interest Receivables" means receivables pursuant to which the payments due from the obligors during any month are allocated between interest, principal and other charges based on the actual date on which a payment is received and for which interest is calculated using the Simple Interest Method. For these receivables, the obligor's payment is first applied to interest accrued as of the actual due date and then the remaining payment is applied to the unpaid outstanding principal balance and then to other charges. Accordingly, if an obligor pays the fixed monthly installment in advance of the due date, the portion of the payment allocable to interest for that period since the preceding payment will be less than it would be if the payment were made on the due date, and the portion of the payment allocable to reduce the outstanding principal balance will be correspondingly greater. Conversely, if an obligor pays the fixed monthly installment after its due date, the portion of the payment allocable to interest for the period since the preceding payment will be greater than it would be if the payment were made on the due date, and the portion of the payment allocable to reduce the outstanding principal balance will be correspondingly smaller. When necessary, an adjustment is made at the maturity of the receivable to the scheduled final payment to reflect the larger or smaller, as the case may be, allocations of payments to interest or principal under the receivable as a result of early or late payments, as the case may be. Late payments, or early payments, may result in the obligor making a greater--or smaller--number of payments than originally scheduled. The amount of additional payments required to pay the outstanding principal balance in full generally will not exceed the amount of an originally scheduled payment. If an obligor elects to prepay in full, the obligor will not receive a rebate attributable to unearned finance charges. Instead, the obligor is required to pay finance charges only to, but not including, the date of prepayment.

                                  THE DEPOSITOR

     The depositor, Hyundai ABS Funding Corporation, a wholly-owned special purpose subsidiary of HMFC, was incorporated in the State of Delaware on August 14, 2001, as a Delaware corporation. The principal place of business of the depositor is at 10550 Talbert Avenue, Fountain Valley, California 92708. You may also reach the depositor by telephone at (714) 594-1579.

                           THE SELLER AND THE SERVICER

     HMFC was incorporated in the State of California on September 6, 1989, and is a wholly-owned subsidiary of Hyundai Motor America ("HMA"). HMA is a wholly-owned subsidiary of Hyundai Motor Company ("HMC"). The outstanding common stock of HMC is listed on the Korea Stock Exchange, but is not registered with the SEC. The principal activity of HMFC is operating as a finance company that provides wholesale inventory financing to authorized Hyundai, Kia and other motor vehicle dealers, as well as consumer retail and lease financing for customers of such dealers. Currently, HMFC has retail dealer agreements with approximately [__] dealers franchised by HMA, as well as with approximately [__] dealers franchised with Kia Motors America, Inc., a wholly-owned subsidiary of Kia Motors Corporation, which is an affiliate of HMC, and a small number of other non-Hyundai and non-Kia dealerships, all of which are located within the United States. Credit application processing, purchasing, funding and ongoing servicing of receivables are processed on a centralized basis from HMFC's Fountain Valley headquarters.

     The principal place of business of HMFC is at 10550 Talbert Avenue, Fountain Valley, California 92708. You may also reach HMFC by telephone at (714) 965-3000. HMFC will act as the seller and the servicer.

                      ORIGINATION AND SERVICING PROCEDURES

     The following is a description of the origination, underwriting and servicing of motor vehicle receivables by HMFC as of the date of this prospectus. The applicable prospectus supplement will describe any material changes to this information with respect to the origination, underwriting and servicing of the pool of receivables transferred to the related issuer. HMFC will act as servicer of the receivables for each transaction unless another servicer is specified in the applicable prospectus supplement.

Origination

     HMFC purchases motor vehicle retail installment sale contracts directly from authorized Hyundai, Kia and other motor vehicle dealers who regularly originate and sell such contracts to HMFC and other finance sources. HMFC applies its established underwriting procedures and guidelines described herein in determining to purchase contracts. Using such underwriting procedures and guidelines, HMFC primarily purchases contracts with obligors that are considered prime credit quality obligors. However, to the extent set forth below, HMFC also purchases contracts with obligors that are considered non-prime or sub-prime credit quality obligors. See "--Underwriting Procedures" below.

     Contracts originated by a vehicle dealer are acquired by HMFC under an agreement between HMFC and each such dealer which obligates such dealer to repurchase each contract for its outstanding principal balance in the event certain representations and warranties made by such dealer therein are determined to have been untrue or incorrect when made. The representations and warranties relate to validity, enforceability, compliance with laws and other matters with respect to the origination of the contract and the security interest in the related financed vehicle, but do not relate to the creditworthiness of the obligor under the contract.

     Dealer sales and marketing is done by a team of approximately 16 regional dealer finance managers ("Dealer Finance Managers") covering the entire network of approximately 640 authorized Hyundai dealers and 625 authorized Kia dealers. Dealer Finance Managers make dealer visits to provide current rate sheets, communicate credit criteria and guidelines, advise of current promotional financing programs, resolve any customer service problems the dealers may have, and communicate back to HMFC any information they might learn about competitors' finance programs.

     While financing is primarily offered on new Hyundai vehicles, approximately [__]% of contracts actually purchased by HMFC are for new and used non-Hyundai vehicles sold through the authorized dealer network, including approximately [__]% for new and used vehicles sold through the authorized Kia dealer network.

Underwriting Procedures

     HMFC's underwriting procedures are intended to assess an applicant's creditworthiness and ability to repay the amounts when due on the contract as well as evaluate the adequacy of the financed vehicle as collateral. Applications for contracts are transmitted by facsimile to HMFC from dealerships. The applications are automatically imaged into the underwriting system and transaction data is automatically entered. In addition, HMFC receives a significant portion of applications which are directly interfaced into the underwriting system by dealers.

     Except with respect to applicants of the highest credit quality meeting certain pre-defined criteria and applicants of the lowest credit failing to meet certain pre-defined criteria, once entered, the application file is forwarded electronically to one of HMFC's credit analysts for underwriting and approval. An HMFC credit analyst reviews each application, which must list the applicant's income, expenses, residential status, bank account information, credit and employment history, and other personal and financial information. The HMFC credit analyst obtains and reviews a credit report on each applicant from one of the three major credit bureaus (Experian, EquiFax or Trans Union), based on zip code, to evaluate the potential debtor. The credit analyst reviews the credit bureau report, the applicant's current and past credit relationships with HMFC as well as other creditors and, where necessary, verifies the employment and income of an applicant. If more information is necessary, a second credit bureau is accessed. Applicants of the highest credit quality meeting certain pre-defined criteria and applicants of the lowest credit quality failing to meet certain pre-defined criteria are automatically approved and denied, respectively, by the underwriting processing system, without review by an HMFC credit analyst.

     The applicant is then assigned a proprietary credit score derived from information gathered from the credit report, application and credit analyst's evaluation. Applicants are sorted into tiers ranging from level A (representing the highest credit quality) to level D, based upon this scoring. Upon scoring the applications, they are then classified as either (a) clean (approved as submitted), (b) conditional (approved but on modified terms such as a shorter term or higher down payment), or (c) declined. HMFC approves and purchases contracts primarily with obligors in the A and B credit category, typically referred to as prime obligors, although up to [__]% of the contracts purchased by HMFC have obligors with a credit level below the B category, typically referred to as non-prime or sub-prime obligors. HMFC typically approves approximately 60% of the applications submitted.

     If an application is approved, the credit analyst typically calls the dealer to notify him or her of the approval, and faxes the details and asks if the contract is expected to be funded. If not, the analyst uses this opportunity to inquire as to the reason for the non-acceptance in order to provide HMFC with some competitive feedback. If the approval is accepted, the dealer processes the contract through its back office, adds in the dealer fees, creates a document package, and sends the package via overnight mail to the funding department.

     The funding department reviews the document package for completeness and verifies all calculations in the package, including dealer fees, interest rates, compliance with statutory usury laws, and other terms of the contract. It contacts the dealer to resolve any incomplete or incorrect information and, once completed, authorizes funds to be paid to the dealer.

Servicing Procedures and Requirements

     The servicer will make reasonable efforts to collect all payments due with respect to the receivables held by the issuer and will, consistent with the applicable sale and servicing agreement, follow the collection procedures it follows with respect to comparable motor vehicle retail installment sale contracts it services for itself and others. The servicer's objectives in applying its procedures is to maximize collections and minimize losses on the receivables, which may sometimes involve modifying the terms of certain receivables.

     The servicer will covenant in the applicable sale and servicing agreement that, except as otherwise required by law or provided in the transaction agreements and to the extent consistent with the servicer's customary servicing practices and its credit and collection policies:

     1. it will not release any financed vehicle from the security interest granted under the related contract until the receivable has been paid in full;

     2. it will not take actions which materially impair the rights of the noteholders in the receivables;

     3.   it will not alter the APR of any receivable; and

     4.   it will not alter the amount financed under a receivable.

     The servicer has agreed to inform the indenture trustee promptly upon the discovery of any breach by the servicer of the above obligations that would materially and adversely affect the interests of the noteholders in any receivable. Unless the breach is cured by the last day of the first Collection Period following the discovery or receipt of notice of such breach that materially and adversely affects the interests of the issuer, the indenture trustee, the owner trustee, the certificateholder or the noteholders in any receivable, the servicer is required to purchase any receivable affected by such breach (an "Administrative Receivable") from the issuer at a price equal to the Administrative Purchase Payment for that receivable. The "Administrative Purchase Payment" for an Administrative Receivable will be equal to its unpaid principal balance, plus interest on that receivable at a rate equal to that receivable's APR as of the last day of the Collection Period that receivable is repurchased.

     Upon the purchase of any Administrative Receivable, the servicer will for all purposes of the applicable sale and servicing agreement, be deemed to have released all claims for the reimbursement of outstanding Advances (as defined in "Description of the Transaction Agreements--Advances" in this prospectus) made in respect of that Administrative Receivable. This purchase obligation will constitute the sole remedy available to the noteholders, the indenture trustee or the issuer for any uncured breach by the servicer.

     If the servicer determines that eventual payment in full of a receivable is unlikely, the servicer will follow its normal practices and procedures to recover all amounts due on that receivable, including repossessing and disposing of the related financed vehicle at a public or private sale, or taking any other action permitted under applicable law. The servicer may determine that it will realize a higher level of repayment or repayment in full if it extends the maturity, lowers the monthly payment amount or otherwise revises the receivable. Any such revisions must comply with the servicer's standards of servicing.

     The applicable prospectus supplement may include a description of more specific servicing requirements than the requirements set forth above.

Collection and Repossession Procedures

     The customer billing process is initiated by the mailing of invoices on a monthly basis. Due dates are spread throughout the month and invoices are sent approximately 20 days in advance of the due date.

     All payments are directed to a lockbox account although occasionally payments are mailed directly to HMFC, and some payments remitted as a result of the collection process are sent directly to HMFC's general account.

     A nightly interface is run between the lockbox account and HMFC's servicing system for the application of payments to the appropriate accounts. This reconciliation results in a daily listing of unapplied payments that fail to match and automatically post to a specific account. These exceptions are researched and resolved by the payment processing department. As part of the payment processing step, daily cash reconciliations are run between (a) the cash received at the lockbox, the local deposit account and via certain other channels, (b) the cash applied in the servicing system, and (c) the cash recognized in the accounting systems, which includes any unposted or unapplied payments.

     HMFC measures delinquency by the number of days elapsed from the date a payment is due under the contract (the "Payment Due Date"). Collection activities with respect to delinquent contracts generally begin 5 to 15 days after the Payment Due Date. HMFC's collectors are assigned to specific delinquencies and attempt to contact the delinquent obligor by telephone or by letter based on the term of delinquency and the history of the account. Delinquencies and credit losses can fluctuate due to seasonal factors. Historically, delinquencies increase in November and December, which may continue into January and February of the following year.

     The collection process is divided into primary and secondary collection teams. The primary collection team starts at 5 days delinquent (or earlier in the case of the first payment default) and continues through 29 days.

     The primary collection team is divided into a group dedicated to outbound calls using a predictive dialer, and a separate group for inbound calls. Individual names cycle through the predictive dialer continuously until the contact is made. All contacts with a customer are made according to collection laws and follow a rigid five-step process:

     (1)  Standard opening statement, identifying the call as coming from HMFC;

     (2) Verification of the information on the account (e.g., customer's demographic information);

     (3) Determination of the reason for delinquency (why the payment was not received by HMFC on or before the due date);

     (4)  Obtaining agreement or arrangements to bring the account current; and

     (5)  Educate the customer to avoid a recurring delinquent situation.

     Once contact is made, the customer is cycled back into the system and, if payment is not received by the date promised, the customer is called again until such time as either the payment is received, or the account exceeds 29 days past due.

     The secondary collection team continues the collection effort, beginning at 30 days past due and continuing until it is brought current, repossessed, paid off or charged off at 120 days past due.

     The secondary collection team employs more experienced collectors. The secondary collectors have what is called "ownership" of particular accounts so that the customer is contacted by the same secondary collector each time until the delinquency is cured.

     During the time the account is handled by the secondary collection team, the first goal is to stop the account from rolling to 30 days, as it is difficult for many debtors to recover from two consecutive delinquent payments. The collector follows the same five-step process as the primary contact, but the collector will no longer accept the payment by check in the regular mail. At this point in the process, arrangements for payments include Western Union, Pay by Phone, EasyPay and ACH. Should the account exceed 30 days past due, the secondary collector shifts to a more urgent message, "payment is due today". Often accounts reach this level of delinquency due to difficulties in contacting the customer by phone. Accordingly, the collector will also try to get the customer to call in by sending system generated letters. Around 45 days of delinquency, the secondary collector examines the account history to assess whether the situation can be corrected or whether the customer is unlikely to be able to work their way out and catch up on multiple past due payments.

     Once the account has reached 60 days past due, the team leader is responsible for establishing if the customer has "the will to pay" and the "means". These criteria are critical to the decision to repossess a vehicle. Repossession procedures will typically begin no later than when a contract becomes 75 days delinquent but may occur sooner or later if conditions warrant. Repossession is carried out pursuant to specific procedures adopted by HMFC. The repossession process itself is outsourced, but HMFC personnel control the management process (including, but not limited to, skip tracing and continued attempts to collect/resolve the delinquency). Voluntary repossession usually consists of having the automobile returned to a dealer. For involuntary repossessions, an account is contracted out to a repossession vendor, which seizes the vehicle, tows it to its facility where an assessment is made of the condition, and upon HMFC's instruction, and as permitted by applicable law, transports it to an auction site chosen by HMFC for disposal. HMFC then makes sure the automobile is ready for sale or contracts with a remarketing company to sell the vehicle at auction under terms determined by HMFC. If the vehicle cannot be auctioned at an acceptable price, a decision on how to proceed is made by HMFC; the legal staff handles the legal aspects of the process.

     In situations where the automobile cannot be located, the account is transferred to the recovery department for further skip tracing activity. The recovery department also handles bankruptcies, other legal issues and deficiency recoveries. Deficiency recovery activity is also sent to outside agencies for collection work.

     The current policy of HMFC is to charge off a contract in the month during which the contract becomes 120 days delinquent or, if the financed vehicle securing the delinquent contracts is repossessed, to charge off the contract on the earlier to occur of the last day of the month during which the contract becomes 120 days delinquent or the date on which the financed vehicle is sold and the deficiency is determined (in which case the amount of deficiency is charged off).

     Deficiencies remaining after repossession and sale of the vehicle or after the full charge-off of the installment contract may be pursued by or on behalf of HMFC to the extent practicable and legally permitted. See "Material Legal Aspects of the Receivables--Deficiency Judgments and Excess Proceeds" in this prospectus.

Extensions

     HMFC follows specific procedures with respect to extensions or deferments of contracts. Generally, an extension requires the demonstration of temporary financial difficulties based on extraordinary circumstances and only with the approval of a senior collections or management employee. Generally, a contract may be extended for at most one month per extension, and, as set forth in the applicable sale and servicing agreement, there may not be more than six extensions during the life of the contract.

Insurance

     Each applicant for a contract is required to obtain insurance with respect to the financed vehicle, and information on such insurance must be provided by the dealer originating the contract before the contract is purchased by HMFC. The issuer will be entitled to proceeds from any insurance policies relating to the financed vehicles to the extent received by HMFC. There is no formal follow-up for written evidence of insurance or for evidence of continued coverage. HMFC does not maintain a back-up or blanket insurance policy which would take effect if the insurance coverage maintained by a financed vehicle's owner is terminated, nor does HMFC purchase insurance for the account of a financed vehicle owner upon such a termination. HMFC self-insures for total loss and significant partial loss physical damage, and reserves an appropriate amount. Self-insurance in this manner is viewed by HMFC to be a more economical procedure than monitoring the maintenance of third party insurance. However, HMFC will not be obligated to make payments to the issuer with respect to any loss as to which third party insurance has not been maintained. These losses are not expected to be material.

Lockbox Arrangements; Collection Account

     The obligors with respect to all motor vehicle retail installment sale contracts serviced by the servicer, including the receivables, are directed to remit their payments under their respective contracts directly to a post office box maintained on behalf of the servicer by Citibank, N.A. All such collections received in the post office box are to be deposited in a lockbox account maintained by the servicer at Citibank, N.A. The servicer shall, no later than the second Business Day after the receipt of such collections in the lockbox account, direct Citibank, N.A. to remit such collections to the collection account maintained in the name of the indenture trustee with the account bank (the "Collection Account"). Pursuant to the terms of the applicable sale and servicing agreement, payments received directly at the office of the servicer are to be deposited in the applicable Collection Account within two (2) Business Days after receipt.

     Pursuant to the terms of the applicable sale and servicing agreement, the servicer will be required to transfer all collections received into the Collection Account to the applicable distribution account (to the extent practicable) on the Business Day immediately preceding each distribution date.

     The Collection Account will be established by the servicer in accordance with the terms of the applicable sale and servicing agreement.

Set-Off

     Pursuant to the terms of the applicable receivables purchase agreement, HMFC will provide an undertaking to the depositor whereby HMFC will pay to the depositor an amount equal to the amount of any reduction in or cancellation of any payment due under a contract as a result of any exercise or purported exercise of any right of set-off or other similar right, not arising from the financial inability of the obligor to pay, by any obligor against the amount due thereunder with respect to any receivable sold to the depositor. The depositor will transfer its right to enforce such undertaking by HMFC to the issuer under the applicable sale and servicing agreement.

                             PRE-FUNDING ARRANGEMENT

     To the extent provided in the applicable prospectus supplement for a series of notes, the related sale and servicing agreement or indenture may provide for a pre-funding arrangement which will be limited to a period not to exceed twelve months. Under the pre-funding arrangement, the related issuer commits to purchase additional receivables from the depositor following the date on which the issuer is established and the related notes are issued. With respect to a series of notes, the pre-funding arrangement will require that any subsequent receivables transferred to the issuer conform to the requirements and conditions in the related sale and servicing agreement, including all of the same credit and underwriting criteria as the initial receivables. If a pre-funding arrangement is used in connection with the issuance of a series of notes, an account, known as the pre-funding account, will be established in the name of the indenture trustee for the benefit of the noteholders. A portion of the net proceeds received from the sale of the notes will be deposited into the pre-funding account on the related Closing Date and thereafter funds will be released on one or more occasions during a specified period to purchase subsequent receivables from the depositor. Upon each conveyance of subsequent receivables to the applicable issuer, an amount equal to the purchase price paid by the depositor to HMFC for the subsequent receivables will be released from the pre-funding account and paid to the depositor. If funds remain in the pre-funding account at the end of the funding period, those funds will be applied to prepay the notes in the manner set forth in the applicable prospectus supplement. Information regarding the subsequent receivables will be included under Item 5 in a Current Report filed by the issuer on Form 8-K with the SEC pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), with respect to each addition of subsequent receivables.

     The use of a pre-funding arrangement for a series of notes is intended to improve the efficiency of the issuance of the notes and the sale of the receivables to the related issuer through the incremental delivery of the applicable receivables on the Closing Date and during a specified period following the Closing Date for that series of notes. Pre-funding arrangements allow for a more even accumulation of the receivables by the depositor and HMFC and the issuance of a larger principal amount of notes than would be the case without a pre-funding arrangement.

     Although subsequent receivables will be subject to the same credit criteria and underwriting guidelines applied with respect to the origination of the initial receivables, subsequent receivables may be of a different credit quality and seasoning. The credit quality of the subsequent receivables may vary as a result of increases or decreases in the credit quality of the related obligors within the predefined acceptable range, which variations could impact the performance of the overall pool of receivables. The portfolio of initial receivables may also be subject to greater seasoning than the subsequent receivables due to the length of time elapsed from the dates of origination of those receivables and the sale of those receivables to the related issuer. Accordingly, less historical performance information may be available with respect to the subsequent contracts. Moreover, following the transfer of subsequent receivables to the applicable issuer, the characteristics of the entire pool of receivables included in the issuer property may vary from those of the receivables initially transferred to the issuer.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     The weighted average life of the notes of any series will generally be influenced by the rate at which the outstanding principal balances of the receivables are paid, which payments may be in the form of scheduled payments or prepayments. Each receivable is prepayable in full by the obligor at any time. Full and partial prepayments on motor vehicle retail installment sale contracts included in the issuer property of an issuer will be paid or distributed to the related noteholders on the next payment date following the Collection Period in which they are received. To the extent that any receivable included in the issuer property of an issuer is prepaid in full, whether by the obligor, or as the result of a purchase by the servicer or a repurchase by HMFC or otherwise, the actual weighted average life of the receivables included in the issuer property of the issuer will be shorter than a weighted average life calculation based on the assumptions that payments will be made on schedule and that no prepayments will be made. Weighted average life means the average amount of time until the entire principal amount of a receivable is repaid. Full prepayments may also result from liquidations due to default, receipt of proceeds from theft, physical damage, credit life and credit disability insurance policies, repurchases by the depositor as a result of the failure of a receivable to meet the criteria set forth in the related transaction documents or as a result of a breach of covenants with respect to the receivables or purchases made by the servicer as a result of a breach of a representation, warranty or covenant made by it related to its servicing duties in the related transaction documents. In addition, early retirement of the notes may be effected at the option of the servicer or the depositor, as described in the applicable prospectus supplement, to purchase the remaining receivables included in the issuer property of the issuer when either the outstanding balance of the related notes or of the related receivables (as specified in the applicable prospectus supplement) has declined to or below the level specified in the applicable prospectus supplement. See "Description of the Transaction Agreements--Termination" in this prospectus.

     The rate of full prepayments by obligors on the receivables may be influenced by a variety of economic, social and other factors. These factors include the unemployment rate, servicing decisions, seasoning of the portfolio, destruction of vehicles by accident, loss of vehicles due to theft, sales of vehicles, market interest rates, the availability of alternative financing and restrictions on the obligor's ability to sell or transfer the financed vehicle securing a receivable without the consent of the servicer. Any full prepayments or partial prepayments applied immediately will reduce the average life of the receivables.

     HMFC can make no prediction as to the actual prepayment rates that will be experienced on the receivables included in the issuer property of any issuer in either stable or changing interest rate environments. Noteholders of each series will bear all reinvestment risk resulting from the rate of prepayment of the receivables included in the issuer property of the related issuer.

                 POOL FACTORS, NOTE FACTORS AND POOL INFORMATION

     For each transaction, each month the servicer will compute either a Pool Factor or a Note Factor or both a Pool Factor and a Note Factor.

     For transactions in which the servicer will compute a Pool Factor, the Pool Factor will be a seven-digit decimal indicating the Pool Balance at the end of the month as a fraction of (1) the Original Pool Balance of receivables as of the initial cut-off date plus (2) the Original Pool Balance of any subsequent receivables added to the issuer property as of the applicable subsequent cut-off date. The Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance. The amount of a noteholder's pro rata share of the Pool Balance for a given month can be determined by multiplying the original denomination of the holder's note by the Pool Factor for that month.

     For transactions in which the servicer will compute a Note Factor, the Note Factor will be a seven-digit decimal indicating the outstanding principal balance of the notes at the end of the month as a fraction of the original principal balance of the notes as of the Closing Date. The Note Factor will be
1.0000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the outstanding principal balance of the notes or a class of notes, as applicable. The amount of a noteholder's pro rata share of the outstanding principal balance of the notes or a class of notes, as applicable, for a given month can be determined by multiplying the original denomination of the holder's note by the Note Factor for that month.

     With respect to each issuer, the noteholders of record will receive monthly reports from the indenture trustee concerning payments received on the receivables, the Pool Balance and/or the Note Balance, the Pool Factor and/or the Note Factor, and other relevant information. If the notes are issued in book-entry form, then The Depository Trust Company ("DTC") (or its successors) will supply these reports to noteholders in accordance with its procedures. Since owners of beneficial interests in a global note of a given series will not be recognized as noteholders of that series, the indenture trustee will not forward monthly reports to those owners. Copies of monthly reports may be obtained by owners of beneficial interests in a global note by a request in writing addressed to the indenture trustee. Noteholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by applicable law. See "Description of the Notes--Statements to Noteholders" in this prospectus.

                                 USE OF PROCEEDS

     The net proceeds from the sale of notes of a given series will be applied by the depositor (1) to purchase the receivables from HMFC pursuant to the related transaction documents, (2) to deposit any amounts, if applicable, to a pre-funding account or a collateral account, and (3) to pay other expenses in connection with the issuance of the notes. Any remaining amounts will be added to the depositor's general funds and may be dividended or paid as a return of capital to HMFC, as the sole equity holder of the depositor. In addition, HMFC or its affiliates may apply all or any portion of the net proceeds of an offering to the repayment of debt.

                          DESCRIPTION OF THE DEPOSITOR

     The depositor, Hyundai ABS Funding Corporation, a wholly-owned special purpose, bankruptcy remote subsidiary of HMFC, was formed as a corporation under the laws of the State of Delaware on August 14, 2001. The depositor was organized solely for the limited purpose of purchasing portfolios of secured motor vehicle retail installment sale contracts from HMFC and entering into securitization programs with respect to such assets. The depositor's certificate of incorporation limits the activities of the depositor to the foregoing purposes and to any activities incidental to and necessary for these purposes. The principal offices of the depositor are located at 10550 Talbert Avenue, Fountain Valley, California 92708 and its telephone number is (714) 594-1579.

                            DESCRIPTION OF THE NOTES

     A series of notes may include one or more classes of notes. Each issuer will issue the notes for a particular series to the holders of record of the notes. The following summary, together with the summary contained under "The Notes" in the applicable prospectus supplement, describes all of the material terms of the offered notes. However, this summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the other transaction documents and the applicable prospectus supplement.

The Notes

     With respect to each issuer that issues notes, one or more classes of notes of the related series will be issued pursuant to the terms of an indenture, a form of which has been filed as an exhibit to the registration statement of which this prospectus forms a part. The applicable prospectus supplement will specify which class or classes of notes, if any, of a series are being offered pursuant to the applicable prospectus supplement.

     Unless the applicable prospectus supplement specifies that the notes are offered in definitive form, the notes will be available for purchase in the denominations specified in the applicable prospectus supplement and in book-entry form only. Noteholders will be able to receive notes in definitive registered form only in the limited circumstances described herein or in the applicable prospectus supplement. See "Description of the Notes--Definitive Notes" in this prospectus.

     The timing and priority of payment, seniority, allocations of losses, interest rate and amount of or method of determining payments of principal of and interest on each class of notes of a given series will be described in the applicable prospectus supplement. The right of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of notes of that series, as described in the applicable prospectus supplement.

     Each class of notes may have a different interest rate, which may be a fixed, variable or adjustable interest rate, or any combination of the foregoing. The applicable prospectus supplement will specify the interest rate for each class of notes of a given series or the method for determining the interest rate.

     If so specified in the applicable prospectus supplement, payments of interest to all noteholders of a particular class or to one or more other classes will have the same priority. Under some circumstances, the amount available could be less than the amount of interest payable on the notes of a particular class on any payment date, in which case each noteholder of such class will receive its ratable share of the aggregate amounts available to be distributed on the notes of that class.

     To the extent specified in any applicable prospectus supplement, one or more classes of notes of a given series may have fixed principal payment schedules, as set forth in the applicable prospectus supplement. Noteholders of these notes would be entitled to receive as payments of principal on any given payment date the applicable amounts set forth on the schedule with respect to their notes, in the manner and to the extent set forth in the applicable prospectus supplement.

     One or more classes of notes of a series may be redeemable in whole or in part under the circumstances specified in the applicable prospectus supplement, including at the end of a funding period or as a result of the depositor's, servicer's or another entity's exercising of its option to purchase the receivables. Further, if the depositor, the servicer or another entity exercises its option to purchase the receivables of an issuer in the manner and on the respective terms and conditions described under "Description of the Transaction Agreements--Termination" in this prospectus, the outstanding notes will be redeemed as set forth in the applicable prospectus supplement.

     With respect to a series that includes two or more classes of notes, each class may differ as to the timing and priority of payments, seniority, allocations of losses, final maturity date, interest rate or amount of payments of principal or interest, or payments of principal or interest in respect of any class or classes may or may not be made upon the occurrence of specified events relating to the performance of the receivables, including loss, delinquency and prepayment experience, the related subordination and/or the lapse of time or on the basis of collections from designated portions of the related pool of receivables. If an issuer issues two or more classes of notes of a series, the order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination of interest and principal payments, of each class of notes will be set forth in the applicable prospectus supplement. Generally, the related rating agencies, the credit enhancement provider, if any, and the prevailing market conditions at the time of issuance of the notes of a series dictate the applicable specified events with respect to that series. Payments in respect of principal and interest of any class of notes will be made on a pro rata basis among all the noteholders of that class.

     If specified in the applicable prospectus supplement, the issuer may issue notes from time to time and use the proceeds of such issuance to make principal payments with respect to other classes of notes of that series.

Ratings of the Notes

     It will be a condition to the issuance of each class of notes specified as being offered by the applicable prospectus supplement that each class of notes be rated in one of the four highest generic rating categories established for the notes by at least one nationally recognized statistical rating agency and receive the rating specified in the applicable prospectus supplement by at least one rating agency.

Revolving Period

     The applicable prospectus supplement may provide that all or a portion of the principal collected on the receivables may be applied by the indenture trustee to the acquisition of subsequent receivables during a specified period rather than used to distribute payments of principal to noteholders during that period. These notes would then possess an interest only period, also commonly referred to as a "revolving period", which will be followed by an "amortization period", during which principal would be paid. Any interest only or revolving period may terminate prior to the end of the specified period and result in earlier than expected principal repayment of the notes.

Series of Notes

     Each issuer will issue only one series of notes; however, each series may contain one or more classes of notes. The terms of each class of notes will be fully disclosed in the applicable prospectus supplement for each series.

Book-Entry Registration, Global Clearance, Settlement and Tax Documentation Procedures

     Unless specified otherwise in the applicable prospectus supplement, the notes will be available only in book-entry form. Investors in the notes may hold their notes through any of DTC, in the United States, or Clearstream or Euroclear in Europe, which in turn hold through DTC, if they are participants of those systems, or indirectly through organizations that are participants in those systems. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or other name as may be requested by an authorized representative of DTC. One fully-registered definitive note will be issued for each class of notes, each in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any class exceeds $500,000,000, one definitive note will be issued with respect to each $500,000,000 of principal amount, and an additional definitive note will be issued with respect to any remaining principal amount of such class.

     The notes will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds. Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations. Secondary market trading between investors through Clearstream and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream and Euroclear and in accordance with conventional eurobond practice, which is seven calendar day settlement. Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding notes will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear and as DTC participants.

     Non-U.S. holders of global notes will be subject to U.S. withholding taxes unless the holders meet a number of requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

     Initial Settlement. All notes will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the notes will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their relevant depository which in turn will hold these positions in their accounts as DTC participants.

     Investors electing to hold their notes through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their notes through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary security and no lock-up or restricted period. Notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

     Secondary Market Trading. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to asset-backed securities issues in same-day funds.

     Trading between Clearstream or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream or Euroclear Participants. When notes are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the relevant depository, as the case may be, to receive the notes against payment. Payment will include interest accrued on the notes from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depository to the DTC participant's account against delivery of the notes. After settlement has been completed, the notes will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The notes credit will appear the next day, European time and the cash debt will be back-valued to, and the interest on the global notes will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date and the trade fails, the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the notes are credited to their account one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing notes would incur overdraft charges for one day, assuming they cleared the overdraft when the notes were credited to their accounts. However, interest on the notes would accrue from the value date. Therefore, in many cases the investment income on the global notes earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although the result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting global securities to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which notes are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective depository, as appropriate, to credit the notes to the DTC participant's account against payment. Payment will include interest accrued on the notes from and including the last interest payment to and excluding the settlement date on the basis of the actual number of days in the accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. In the event that the Clearstream participant or Euroclear participant has a line of credit with its respective clearing system and elects to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date and the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase global notes from DTC participants for delivery to Clearstream participants or Euroclear participants may wish to note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

     o borrowing through Clearstream or Euroclear for one day, until the purchase side of the trade is reflected in their Clearstream or Euroclear accounts in accordance with the clearing system's customary procedures;

     o borrowing the notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the notes sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

     Because of time zone differences, credits of notes received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent notes settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such notes settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of notes by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving notes in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositaries.

     The Depository Trust Company. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 85 countries that DTC's participants deposit with DTC. DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC participants' accounts. This eliminates the need for physical movement of definitive notes.

DTC participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. DTC has Standard & Poor's highest rating: AAA. The DTC Rules applicable to its participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com.

     Purchases of notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC's records. The ownership interest of each actual purchaser, or "beneficial owner", of each note is in turn to be recorded on the DTC direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the notes are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive definitive notes representing their ownership interests in notes, except in the event that use of the book-entry system for the notes is discontinued. See "--Definitive Notes" in this prospectus.

     To facilitate subsequent transfers, all notes deposited by participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or any other name as may be requested by an authorized representative of DTC. The deposit of notes with DTC and their registration in the name of Cede & Co., or other DTC nominee, do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC's records reflect only the identity of the DTC participants to whose accounts the notes are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC participants, by direct participants to indirect participants and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemptions, tenders, defaults and proposed amendments to the transaction documents. For example, beneficial owners of notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.

     Redemption notices will be sent to DTC. If less than all of the notes within a class are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant in such class to be redeemed.

     Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to notes unless authorized by a DTC participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an omnibus proxy to the related issuer as soon as possible after the record date. The omnibus proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts notes are credited on the record date (identified in a listing attached to the omnibus proxy).

     Redemption proceeds and payments on the notes will be made to Cede & Co., or any other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit DTC participants' accounts upon DTC's receipt of funds and corresponding detail information from the issuer or its agent, on payable date in accordance with their respective holdings shown on DTC's records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with notes held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such participant and not of DTC nor its nominee, or the issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds and payments to Cede & Co. (or other nominee as may be requested by an authorized representative of DTC) is the responsibility of the issuer, disbursement of the payments to DTC participants will be the responsibility of DTC and disbursements of the payments to the beneficial owners will be the responsibility of participants.

     DTC may discontinue providing its services as notes depository with respect to the notes at any time by giving reasonable notice to issuer or indenture trustee. Under such circumstances, in the event that a successor notes depository is not obtained, note certificates will be printed and delivered.

     The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the issuer believes to be reliable, but issuer takes no responsibility for the accuracy thereof.

     Clearstream Banking, Luxembourg. Clearstream Banking, societe anonyme, Luxembourg, formerly Cedelbank ("Clearstream, Luxembourg"), is incorporated under the laws of Luxembourg. Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of definitive notes. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises Luxembourg banks. Clearstream, Luxembourg's customers are worldwide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a Clearstream, Luxembourg participant. Clearstream, Luxembourg has established an electronic bridge with Euroclear in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and Euroclear.

     Euroclear. Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for movement of physical securities and any risk from lack of simultaneous transfers of securities and cash. Euroclear provides various other services, including securities lending and borrowing and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./NV under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. Euroclear Bank S.A./NV conducts all operations. All Euroclear securities clearance accounts and Euroclear cash accounts are accounts with Euroclear Bank S.A./NV, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Euroclear Bank S.A./NV has advised that it is licensed by the Belgian Banking and Finance Commission to carry out banking activities on a global basis. As a Belgian bank, it is regulated and examined by the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Euroclear Bank S.A./NV are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These terms and conditions, operating procedures and laws govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. Euroclear Bank S.A./NV acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     Under a book-entry format, beneficial owners may experience some delay in their receipt of payments, since the trustee will forward such payments to Cede & Co. Distributions with respect to notes held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary.

Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of DTC participants that in turn can only act on behalf of financial intermediaries, the ability of an owner to pledge book-entry notes to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry notes, may be limited due to the lack of physical notes for such book-entry notes. In addition, issuance of the book-entry notes in book-entry form may reduce the liquidity of such notes in the secondary market since certain potential investors may be unwilling to purchase notes for which they cannot obtain physical notes.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures to facilitate transfers of notes among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     We, the servicer, the trustee and the indenture trustee will not have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     U.S. Federal Income Tax Documentation Requirements. A beneficial owner of global notes holding notes through Clearstream, Euroclear or DTC will be required to pay the U.S. withholding tax at the currently applicable rate that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons (as defined below), unless:

     o each clearing system, bank or other financial institution that holds customers' notes in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

     o that beneficial owner, unless otherwise able to establish an exemption from withholding, takes one of the following steps to obtain an exemption or reduced withholding tax rate:

     Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of global notes that are non-U.S. Persons generally can, if such non-U.S. Person does not directly or indirectly, actually or constructively, own 10% or more of the total combined voting power of all of the issuer's or depositor's equity, obtain a complete exemption from the withholding tax by providing a properly completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding).

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by providing a properly completed Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are beneficial owners of global notes residing in a country that has a tax treaty with the United States and that are eligible for the benefits of such tax treaty can obtain an exemption or reduced tax rate, depending on the treaty terms, by providing a properly completed Form W-8BEN.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can generally obtain a complete exemption from the withholding tax by providing a properly completed Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a global note files by submitting the appropriate form to the person through whom it holds the note, or the clearing agency in the case of persons holding directly on the books of the clearing agency. A Form W-8BEN, if furnished with a taxpayer identification number ("TIN"), will generally remain in effect until a change in circumstances makes any information on the form incorrect, provided at least one payment is reported at least annually to the beneficial owner on IRS Form 1042-S.

A Form W-8BEN, if furnished without a TIN, and a Form W-8ECI, will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

     The term "U.S. Person" means:

     o    a citizen or resident of the United States;

     o an entity treated as a corporation or partnership for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

     o an estate, the income of which is includible in gross income for United States tax purposes, regardless of its source; or

     o a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust or a trust that has validly elected to be treated as a U.S. Person.

     This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to holders of the global notes who are not U.S. Persons. Beneficial owners of notes are advised to consult their own tax advisers for specific tax advice regarding withholding and certification matters in light of their specific circumstances and in connection with the disposition of the notes.

Definitive Notes

     Unless otherwise specified in the applicable prospectus supplement, the notes of a given series will be issued in fully registered, certificated form to owners of beneficial interests in a global note or their nominees rather than to DTC or its nominee, only if:

     o the depositor, the administrator, the owner trustee or the indenture trustee, as applicable, advises the owner trustee and indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depositary with respect to the notes, and the depositor, the trustee or indenture trustee or the administrator are unable to locate a qualified successor; or

     o after a default under the applicable transaction documents, beneficial owners representing in the aggregate not less than a majority of the aggregate outstanding principal amount of the notes, voting together as a single class, advise the owner trustee and the indenture trustee through DTC and its participating members in writing that the continuation of a book-entry system through DTC (or its successor) is no longer in the best interest of those owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the indenture trustee will be required to notify all owners of beneficial interests in a global note, through DTC participants, of the availability through DTC of notes in definitive registered form. Upon surrender by DTC of the definitive global notes representing the notes and instructions for re-registration, the indenture trustee will reissue the notes in definitive registered form, and thereafter the indenture trustee will recognize the holders of the definitive registered notes as noteholders.

     Payments or distributions of principal of, and interest on, the notes will be made by a paying agent directly to holders of notes in definitive registered form in accordance with the procedures set forth herein and in the related indenture or the related trust agreement. Payments or distributions on each payment date and on the final scheduled payment date, as specified in the applicable prospectus supplement, will be made to holders in whose names the definitive notes were registered at the close of business on the Record Date. Payments or distributions will be made by check mailed to the address of each noteholder as it appears on the register maintained by the indenture trustee or by other means to the extent provided in the applicable prospectus supplement. The final payment or distribution on any note, whether notes in definitive registered form or notes registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the note at the office or agency specified in the notice of final payment or distribution to noteholders.

     Notes in definitive registered form will be transferable and exchangeable at the offices of the trustee or indenture trustee, or at the offices of a transfer agent or registrar named in a notice delivered to holders of notes in definitive registered form. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee, transfer agent or registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Access to Noteholder Lists

     If definitive notes are issued in the limited circumstances set forth above, or if the indenture trustee is not the registrar for the notes, the issuer will furnish or cause to be furnished to the indenture trustee a list of the names and addresses of the noteholders:

     o    as of each Record Date, within five days of that Record Date; and

     o within 30 days after receipt by the issuer of a written request from the indenture trustee for that list, as of not more than ten days before that list is furnished.

     Neither the trust agreement nor any applicable indenture will provide for the holding of annual or other meetings of noteholders.

Statements to Noteholders

     Unless otherwise specified in the applicable prospectus supplement, with respect to each series of notes, on each payment date the indenture trustee will include with each payment or distribution to each noteholder a statement setting forth for that payment date and the related Collection Period the following information (and any additional information so specified in the applicable prospectus supplement) to the extent applicable to that series of notes:

     o the amount of the distribution on or with respect to each class of the notes allocable to principal;

     o the amount of the distribution on or with respect to each class of the notes allocable to interest;

     o    the aggregate distribution amount for that payment date;

     o the payments to any credit enhancement provider with respect to any credit or liquidity enhancement on that payment date;

     o the aggregate servicing fee paid to the servicer with respect to that Collection Period;

     o    the amount of collections on the receivables for that Collection
          Period;

     o the amount of funds available for payment of the aggregate amount payable or distributable on the notes, the amount of any principal or interest shortfall with respect to each class of notes and the amount required from any applicable credit enhancement provider to pay any shortfall;

     o    the Pool Factor and/or the Note Factor;

     o    the Pool Balance and/or the Note Balance; and

     o    the amount remaining of any credit enhancement.

     Unless definitive notes are issued, DTC (or its successors) will supply these reports to noteholders in accordance with its procedures. Since owners of beneficial interests in a global note of a given series will not be recognized as noteholders of that series, DTC will not forward monthly reports to those owners. Copies of monthly reports may be obtained by owners of beneficial interests in a global note by a request in writing addressed to the trustee or indenture trustee, as applicable.

     Within a reasonable period of time after the end of each calendar year during the term of each issuer, but not later than the latest date permitted by applicable law, the indenture trustee will furnish any required tax information with respect to the notes to each person who on any Record Date during the calendar year was a registered noteholder. See "Material United States Federal Income Tax Consequences" in this prospectus.

                    DESCRIPTION OF THE TRANSACTION AGREEMENTS

     The following summary describes the material terms of:

     o each "purchase agreement" or "transfer agreement" or "receivables purchase agreement" pursuant to which the depositor will purchase receivables from HMFC (collectively, the "transfer agreements");

     o each "contribution agreement" and "servicing agreement" or each "sale and servicing agreement", pursuant to which an issuer will purchase receivables from the depositor and the servicer will agree to service those receivables (collectively, the "sale and servicing agreements"); and

     o each "administration agreement", if any, pursuant to which HMFC or another party specified in the applicable prospectus supplement will undertake specified administrative duties with respect to an issuer.

     Forms of the transaction documents have been filed as exhibits to the registration statement of which this prospectus is a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of each applicable receivables purchase agreement, sale and servicing agreement and administration agreement and the applicable prospectus supplement.

Sale of the Receivables

     Sale by HMFC. Prior to the issuance of a series of notes by the related issuer, pursuant to the relevant transfer agreement, HMFC will sell and assign to the depositor, without recourse except for breaches of representations and warranties, its entire interest in the receivables of the related receivables pool, including its security interest in the related financed vehicles. Prior to such sale and assignment, HMFC may have acquired all or a portion of the transferred receivables from dealers or another originator.

     Sale by the Depositor. Prior to the issuance of a series of notes by the related issuer, the depositor will sell and assign to that issuer, without recourse, pursuant to the relevant sale and servicing agreements, the depositor's entire interest in the receivables of the related receivables pool, including its security interest in the related financed vehicles. Neither the owner trustee nor the indenture trustee will independently verify the existence and qualification of any receivables. The trustee or indenture trustee in respect of the issuer will, concurrently with the sale and assignment of the receivables to the issuer, execute, authenticate and deliver the notes representing the related notes. The net proceeds received from the sale of the related notes will be applied to the purchase of the receivables from the depositor and to make the required initial deposit into the reserve account.

     Representations and Warranties of HMFC and the Depositor. Pursuant to each transfer agreement, HMFC will represent to the depositor, and the depositor will assign the representations pursuant to the sale and servicing agreements to the issuer and the indenture trustee, for the benefit of holders of notes, that:

     o the information provided in the schedule of receivables is true and correct in all material respects;

     o at the time of origination of each receivable, the obligor on each receivable is required to maintain physical damage insurance covering the financed vehicle in accordance with HMFC's normal requirements;

     o as of the applicable Closing Date, each of those receivables is or will be secured by a first priority perfected security interest in favor of HMFC in the financed vehicle;

     o to the best of its knowledge, as of the applicable Closing Date, the receivables are free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened;

     o each receivable, at the time it was originated, complied and, as of the applicable Closing Date, complies in all material respects with applicable federal and state laws, including consumer credit, truth-in-lending, equal credit opportunity and disclosure laws; and

     o any other representations and warranties that may be set forth in the applicable prospectus supplement are true and correct in all material respects.

     As of the last day of the first Collection Period following the discovery by or notice to the depositor of a breach of any representation or warranty of the depositor that materially and adversely affects the interests of the noteholders in any receivable, the depositor, unless the breach is cured, will repurchase that receivable (a "Warranty Receivable") from the issuer and, pursuant to the applicable receivables purchase agreement, HMFC will purchase that Warranty Receivable from the depositor, at a price equal to the Warranty Purchase Payment for that receivable. The "Warranty Purchase Payment" for a Warranty Receivable will be equal to its unpaid principal balance, plus interest on that receivable at a rate equal to that receivable's APR as of the last day of the Collection Period that receivable is repurchased.

     This repurchase obligation will constitute the sole remedy available to the noteholders or the issuer for any uncured breach by the depositor. The obligation of the depositor to repurchase a receivable will not be conditioned on performance by HMFC of its obligation to purchase that receivable from the depositor pursuant to the applicable receivables purchase agreement.

     Pursuant to the applicable sale and servicing agreement, the depositor and the issuer will designate the servicer as custodian to maintain possession as the issuer's agent of the related motor vehicle retail installment sale contracts and any other documents relating to the receivables. To assure uniform quality in servicing both the receivables and the servicer's own portfolio of motor vehicle retail installment sale contracts, as well as to facilitate servicing and reduce administrative costs, the documents evidencing the receivables will not be physically segregated from other motor vehicle retail installment sale contracts of the servicer, or those which the servicer services for others, or marked to reflect the transfer to the issuer as long as HMFC is servicing the receivables. However, Uniform Commercial Code ("UCC") financing statements reflecting the sale and assignment of the receivables by HMFC to the depositor and by the depositor to the issuer will be filed, and the respective accounting records and computer files of HMFC and the depositor will reflect that sale and assignment. Because the receivables will remain in the servicer's possession and will not be stamped or otherwise marked to reflect the assignment to the issuer, if a subsequent purchaser were able to take physical possession of the receivables without knowledge of the assignment, the issuer's interest in the receivables could be defeated. In addition, in some cases, the issuer's security interest in collections that have been received by the servicer but not yet remitted to the related Collection Account could be defeated.

Collections

     The servicer will deposit all payments on receivables received from obligors and all proceeds of receivables collected during the Collection Period into the Collection Account not later than two Business Days after receipt. However, if each condition to making monthly deposits as may be required by the applicable sale and servicing agreement (including the satisfaction of specified ratings criteria by the servicer and the absence of any servicer default) is satisfied, the servicer may retain these amounts until the Business Day immediately preceding the related payment date. The servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except in some circumstances described in the applicable sale and servicing agreement, pending deposit into the Collection Account, collections may be employed by the servicer at its own risk and for its own benefit and will not be segregated from its own funds.

     The servicer or the depositor, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of receivables to be purchased from the issuer, if any, to the Collection Account on the Business Day immediately preceding the related payment date.

     If the servicer were unable to remit the funds as described above, noteholders might incur a loss. The servicer may, if set forth in the related prospectus supplement, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of issuer to secure timely remittances of collections on the related receivables and payment of the aggregate Warranty Purchase Payments and Administrative Purchase Payments with respect to receivables required to be repurchased by the depositor or the servicer, as applicable.

     Collections on or in respect of a receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or other similar fees or charges will be applied in accordance with the applicable sale and servicing agreement.

Note Distribution Account

     On or prior to the applicable Closing Date, the indenture trustee will establish and maintain initially with itself an account into which amounts transferred from the Collection Account and the reserve account for payment to the noteholders will be deposited and from which all distributions to the noteholders will be made (the "Note Distribution Account"). The Note Distribution Account will be maintained at an Eligible Institution.

The Collection Account and Eligible Investments

     With respect to each issuer, the servicer or the indenture trustee will establish and maintain one or more accounts, known collectively as the Collection Account, in the name of the indenture trustee on behalf of the related noteholders into which all payments made on or with respect to the related receivables will be deposited. Funds in the Collection Account will be invested in Eligible Investments by the indenture trustee, acting at the direction of the servicer. Eligible Investments are limited to investments acceptable to each rating agency rating the applicable notes and which are consistent with the rating of those notes. Eligible Investments made with respect to the Collection Account will mature no later than the next following payment date and income from amounts on deposit in the Collection Account which are invested in Eligible Investments, net of losses and investment expenses, shall be released to the servicer on each payment date and shall be the property of the servicer.

Other Accounts

     The Collection Account and any other issuer Accounts to be established with respect to an issuer will be described in the applicable prospectus supplement. For any series of notes, funds in any related reserve account or any other issuer Accounts as may be identified in the applicable prospectus supplement will be invested in Eligible Investments as provided in the related sale and servicing agreement, trust agreement or indenture.

Payments on Receivables

     Unless otherwise specified in the applicable prospectus supplement, each sale and servicing agreement will require the servicer to make deposits of an amount equal to all collections received on or in respect of the receivables during any Collection Period (net of any amounts which otherwise would be paid to the servicer or its affiliates) into the Collection Account on the following payment date. However, if the monthly remittance condition is not satisfied, the servicer will be required to deposit an amount equal to all collections into the Collection Account within two Business Days after receipt. The monthly remittance condition will be satisfied if (i)(A) the short-term debt of HMFC is rated in the highest rating category of, or is otherwise acceptable to, each rating agency rating the notes and (B) no servicer termination event has occurred or (ii)(A) HMFC obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure the timely remittance of collections to the Collection Account and (B) the indenture trustee is provided with confirmation from each rating agency rating the notes to the effect that the use of such alternative remittance schedule will not result in the qualification, reduction or withdrawal of its then-current rating on any class of notes. Pending deposit into the Collection Account, collections may be used by the servicer at its own risk and for its own benefit and will not be segregated from its own funds.

Payments and Distributions on the Notes

     With respect to each series of notes, beginning on the payment date specified in the applicable prospectus supplement, payments and distributions of principal of and interest on, or, where applicable, of principal or interest only, each class of notes entitled thereto will be made by the indenture trustee to the noteholders of that series, as specified in the applicable prospectus supplement. The timing, calculation, allocation, order, source, priorities of and requirements for all payments and distributions to each class of notes of the series will be set forth in the applicable prospectus supplement.

     With respect to each issuer, on each payment date, collections on the related receivables will be withdrawn from the related Collection Account and will be paid and distributed to the related noteholders and certain other parties (such as the servicer) as provided in the applicable prospectus supplement. Credit enhancement may be available to cover any shortfalls in the amount available for payment or distribution to the noteholders on that payment date to the extent specified in the applicable prospectus supplement. If specified in the applicable prospectus supplement, payments or distributions in respect of one or more classes of notes of the applicable series may be subordinate to payments or distributions in respect of one or more other classes of notes of that series.

Credit and Cash Flow Enhancement

     The amounts and types of credit and cash flow enhancement arrangements, if any, and the provider thereof, if applicable, with respect to each class of notes of a given series will be set forth in the applicable prospectus supplement. If and to the extent provided in the applicable prospectus supplement, credit and cash flow enhancement with respect to an issuer or any class or classes of notes may include any one or more of the following: subordination of one or more classes of notes to one or more other classes of notes, a reserve account, an insurance policy, a spread account, a yield maintenance account, overcollateralization, letters of credit, credit or liquidity facilities, guarantees on the notes, guarantees on the receivables, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, cash deposits, other agreements or arrangements with respect to third party payments or any other credit or cash flow support as may be described in the applicable prospectus supplement, or any combination of the foregoing. Any credit enhancement that constitutes a guarantee of the applicable notes will be separately registered under the Securities Act of 1933, as amended (the "Securities Act"), unless exempt from registration under the Securities Act. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of notes may cover one or more other classes of notes of the same series, and credit or cash flow enhancement for a series of notes may cover one or more other series of notes.

     The presence of credit enhancement for the benefit of any class or series of notes is intended to enhance the likelihood of receipt by the noteholders of that class or series of the full amount of principal and interest due thereon and to decrease the likelihood that those noteholders will experience losses. Any form of credit enhancement will have limitations and exclusions from coverage thereunder, which will be described in the applicable prospectus supplement. The credit enhancement for a class or series of notes will not provide protection against all risks of loss and may not guarantee repayment of the entire outstanding principal balance and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders may suffer a loss on their investment in those notes, as described in the applicable prospectus supplement. In addition, if a form of credit enhancement covers more than one class or series of notes, noteholders of any given class will be subject to the risk that the credit enhancement will be exhausted by the claims of noteholders of other classes or series.

Servicer Reports

     The servicer will perform monitoring and reporting functions with respect to the related receivables pool, including the preparation and delivery of a statement described under "Description of the Notes--Statements to Noteholders" in this prospectus, as described in the transaction documents for a series and the related prospectus supplement.

Purchase of Receivables by the Servicer

     To the extent described in this prospectus and in the applicable prospectus supplement, the servicer may be required to purchase receivables as to which the servicer has breached its servicing covenants in any manner that materially and adversely affects the interest of the noteholders or any other party.

Servicing Fee

     The servicer will be entitled to a monthly servicing fee as compensation for the performance of its obligations under each sale and servicing agreement. The precise calculation of this monthly servicing fee will be specified in the applicable prospectus supplement and the related transaction documents. Unless otherwise specified in the applicable prospectus supplement, the servicer or its designee will also be entitled to retain, as additional compensation, all late fees, extension fees, non-sufficient funds charges and all other administrative fees or similar charges allowed by applicable law with respect to any receivable. To the extent specified in the applicable prospectus supplement, the servicer or its designee may also be entitled to receive net investment income from Eligible Investments as additional servicing compensation. The servicer will not be entitled to reimbursement for any expenses incurred by it in connection with its servicing activities under the sale and servicing agreements, except to the extent specified in the applicable prospectus supplement and the related transaction documents.

Advances

     If and to the extent specified in the applicable prospectus supplement, the servicer may elect to make a payment with respect to the aggregate amount of interest to be paid by obligors during the related Collection Period that remained unpaid at the end of such Collection Period. We refer to such a payment herein as an "Advance". The servicer shall not make an Advance with respect to any Defaulted Receivable. Advances made by the servicer with respect to any receivable shall be repaid from subsequent payments on, or liquidation proceeds or other payments with respect to, such receivable. In the event that the servicer does not make an Advance, any payment deficiency on the notes resulting therefrom will be funded by the application of, and to the extent of, available credit enhancement.

Evidence as to Compliance

     Each sale and servicing agreement will provide for the delivery to each of the rating agencies, the indenture trustee and, if applicable, the related credit enhancement provider of an annual certificate, signed by an officer of the servicer, stating that the servicer has performed in all material respects its obligations under that sale and servicing agreement throughout the year. If there has been a material default in the servicer's performance of any obligation under the applicable sale and servicing agreement during that year, the report will describe the nature and status of that default.

Material Matters Regarding the Servicer

     The servicer may not resign from its obligations and duties under any sale and servicing agreement unless it determines that its duties thereunder are no longer permissible by reason of a change in applicable legal requirements and that the continuance of those duties would cause the servicer to be in violation of those legal requirements in a manner that would have a material adverse effect on the servicer or its financial condition. No such resignation will become effective until a successor servicer has assumed the servicer's servicing obligations. The servicer may not assign any sale and servicing agreement or any of its rights, powers, duties or obligations thereunder except in connection with a consolidation, merger, conveyance or transfer of substantially all of its assets or assignment. However, unless otherwise specified in the applicable prospectus supplement, the servicer may delegate (i) any or all of its duties to any of its affiliates or (ii) specific duties to sub-contractors who are in the business of performing those duties. However, the servicer will remain responsible for any duties it has delegated.

     Upon the termination or resignation of the servicer, the servicer will continue to perform its functions as servicer, until a newly appointed servicer for the applicable receivables pool has assumed the responsibilities and obligations of the resigning or terminated servicer.

     Upon appointment of a successor servicer, the successor servicer will assume all of the responsibilities, duties and liabilities of the servicer with respect to the related receivables pool (other than the obligation of the predecessor servicer to indemnify against certain events arising before its replacement); provided, however, that a successor servicer may not have any responsibilities with respect to making Advances. If a bankruptcy trustee or similar official has been appointed for the servicer, that trustee or official may have the power to prevent the indenture trustee and the noteholders from effecting that transfer of servicing. The predecessor servicer will have the right to be reimbursed for any outstanding Advances, if any, made with respect to the related receivables pool to the extent funds are available therefore in accordance with the applicable priority of payments.

Defaults by the Servicer

     Unless otherwise specified in the applicable prospectus supplement, a default by the servicer under any sale and servicing agreement will include the following (each, a "servicer default"):

     o any failure by the servicer to deliver or cause to be delivered any required payment to the related trustee or indenture trustee for distribution to the noteholders, which failure continues unremedied for five Business Days after discovery of that failure by the servicer or after the receipt by the servicer of notice of that failure;

     o any failure by the servicer to duly observe or perform in any material respect any other covenants or agreements in the applicable sale and servicing agreement, which failure materially and adversely affects the rights of the noteholders, and which failure continues unremedied for 60 days after written notice of that failure is given to the servicer by (a) the related indenture trustee or (b) the holders of the notes representing more than 50% of the Controlling Class;

     o any representation or warranty of the servicer made in the applicable sale and servicing agreement, any other transaction document to which the servicer is a party or by which it is bound or any certificate delivered pursuant to the applicable sale and servicing agreement proves to be incorrect in any material respect when made, which failure materially and adversely affects the rights of the issuer or the noteholders, and that failure continues unremedied for 60 days after discovery thereof by an officer of the servicer or receipt by the servicer of written notice thereof from the indenture trustee or noteholders evidencing at least a majority of the aggregate outstanding principal amount of the notes, voting together as a single class; and

     o the occurrence of certain events of bankruptcy, insolvency, receivership or liquidation of the servicer.

     Each applicable prospectus supplement may set forth servicer defaults that are in addition to or different from the servicer defaults set forth above.

     Upon the occurrence of any servicer default, the sole remedy available to the related issuer and noteholders will be to remove the servicer and appoint a successor servicer. However, if the commencement of a bankruptcy or similar case or proceeding were the only servicer default, the servicer or its trustee-in-bankruptcy might have the power to prevent that removal.

Rights Upon Default by the Servicer

     Matters relating to the termination of the related servicer's rights and obligations and the waiver of any defaults by the related servicer under the related sale and servicing agreement will be described in the applicable prospectus supplement.

Amendment

     The parties to each of the transfer agreements and the sale and servicing agreements may amend any of the agreements, without the consent of the related noteholders and certificateholders, to cure any ambiguity, to correct or supplement any provisions in the agreements or to add any provisions to or change or eliminate any of the provisions of the agreements or modify the rights of the noteholders or the certificateholders; provided that the action will not adversely affect the interests of any noteholder or certificateholder, as evidenced by an opinion of counsel. The transfer agreements and the sale and servicing agreements may also be amended by the parties thereto with the consent of the holders of the notes evidencing at least a majority of the principal amount of the notes, and the holders of the certificates evidencing at least a majority of the certificate balance, to add any provisions to or change or eliminate any of the provisions of the agreements or modify the rights of the noteholders or the certificateholders; provided that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on related receivables or distributions that are required to be made for the benefit of noteholders or the certificateholders or (ii) reduce the percentage of the notes or the certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding notes and certificates.

Termination

     To the extent specified in the applicable prospectus supplement, in order to avoid excessive administrative expense, the depositor, the servicer or other entity specified in the applicable prospectus supplement will be permitted at its option to purchase the remaining receivables and other property included in the issuer property of an issuer on any payment date as of which the related Pool Balance has declined to the percentage of the Original Pool Balance specified in the applicable prospectus supplement at a price equal to the aggregate of the outstanding principal amounts of the receivables, plus accrued interest, calculated in accordance with the servicer's customary practice, thereof as of the end of the preceding Collection Period, provided that such price is sufficient to redeem each note issued by such issuer at a redemption price equal to its outstanding principal amount plus accrued and unpaid interest at the applicable interest rate. In no event will any noteholders or the related issuer be subject to any liability to the entity purchasing the receivables as a result of or arising out of that entity's purchase of the receivables.

     As more fully described in the applicable prospectus supplement, any outstanding notes of the related issuer will be redeemed concurrently with occurrence of the event specified in the preceding paragraph.

Duties of the Owner Trustee and the Indenture Trustee

     The owner trustee will make no representations as to the validity or sufficiency of the applicable trust agreement, the notes or of any receivables or related documents and is not accountable for the use or application by the depositor or the servicer of any funds paid to the depositor or the servicer in respect of the notes or the receivables, or the investment of any monies by the servicer before those monies are deposited into the Collection Account. The owner trustee will not independently verify the receivables. If no servicer default has occurred, the owner trustee is required to perform only those duties specifically required of it under the applicable trust agreement. In addition to making distributions to the depositor, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the owner trustee under the applicable trust agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the applicable trust agreement. The applicable trust agreement may say that the owner trustee will not be responsible for knowing about any event unless an officer of the owner trustee has actual knowledge of the event or has received written notice of the event.

     The indenture trustee will make no representations as to the validity or sufficiency of the applicable indenture, the notes (other than authentication of the notes) or of any receivables or related documents, and is not accountable for the use or application by the depositor or the servicer of any funds paid to the depositor or the servicer in respect of the notes or the receivables, or the investment of any monies by the servicer before those monies are deposited into the Collection Account. The indenture trustee will not independently verify the receivables. If no event of default or servicer default has occurred, the indenture trustee is required to perform only those duties specifically required of it under the applicable indenture. In addition to making distributions to the noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the indenture trustee under the applicable indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the applicable indenture. The applicable indenture may say that the indenture trustee will not be responsible for knowing about any event unless an officer of the indenture trustee has actual knowledge of the event or has received written notice of the event.

     The indenture trustee will be under no obligation to exercise any of the rights or powers vested in it by the applicable indenture or to make any investigation of matters arising under the applicable indenture or to institute, conduct or defend any litigation under the applicable indenture or in relation to the indenture or that litigation at the request, order or direction of any of the noteholders, unless those noteholders have offered to the indenture trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the indenture trustee in connection with the exercise of those rights. No noteholder will have any right under the applicable indenture to institute any proceeding with respect to the indenture, other than with respect to the failure by the depositor or the servicer, as applicable, to remit payment. A noteholder's right to institute any proceeding with respect to the indenture trustee is conditioned upon the noteholder providing the indenture trustee with written notice of the event of default and the holders of the Controlling Class evidencing not less than 25% of the voting interests of the Controlling Class, voting together as a single class, having made written request upon the indenture trustee to institute that proceeding in its own name as the indenture trustee under the applicable indenture. No proceeding shall commence unless the noteholders have offered to the indenture trustee reasonable indemnity and the indenture trustee for 60 days has neglected or refused to institute that proceeding.

The Owner Trustee and the Indenture Trustee

     Each of the indenture trustee and, if applicable, the owner trustee for any series of notes will be identified in the prospectus supplement for that series. The owner trustee, the indenture trustee and any of their respective affiliates may hold notes in their own names or as pledgees.

     For the purpose of meeting the legal requirements of some jurisdictions, the servicer and the owner trustee or the servicer and the indenture trustee, in each case acting jointly (or in some instances, the owner trustee or the indenture trustee acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the issuer. In the event of an appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the owner trustee by the applicable sale and servicing agreement and the applicable trust agreement or the indenture trustee by the applicable indenture will be conferred or imposed upon the owner trustee or the indenture trustee and each of their respective separate trustees or co-trustees jointly, or, in any jurisdiction in which the owner trustee or the indenture trustee will be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who will exercise and perform those rights, powers, duties and obligations solely at the direction of the owner trustee or the indenture trustee.

     The owner trustee and the indenture trustee may resign at any time, in which event the servicer will be obligated to appoint a successor owner trustee or indenture trustee, as applicable. The servicer may also remove the owner trustee or the indenture trustee if either ceases to be eligible to continue as trustee under the applicable trust agreement or the applicable indenture, as the case may be, becomes legally unable to act or becomes insolvent. In those circumstances, the servicer will be obligated to appoint a successor owner trustee or indenture trustee, as applicable. Any resignation or removal of the owner trustee or the indenture trustee and appointment of a successor owner trustee or indenture trustee, as applicable, will not become effective until acceptance of the appointment by the successor.

     The servicer will be obligated to pay the fees of the owner trustee and the indenture trustee in connection with their duties under the applicable trust agreement and the applicable indenture, respectively. The owner trustee and the indenture trustee will be entitled to indemnification by HMFC and the depositor for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the owner trustee or the indenture trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the applicable trust agreement or the applicable indenture, as the case may
be). The depositor will be obligated to indemnify the owner trustee and the indenture trustee for specified taxes that may be asserted in connection with the transaction.

     HMFC, the servicer and the depositor may maintain commercial banking and investment banking relationships with each owner trustee and indenture trustee and their respective affiliates.

The Administrator

     HMFC or another party specified in the applicable prospectus supplement, in its capacity as administrator under an administration agreement to be dated as of the Closing Date, will agree, to the extent provided in such administration agreement, to provide the notices and to perform other administrative obligations required to be performed under the indenture or trust agreement, as applicable, and the other transaction documents. The administrator shall not be paid a separate fee for the performance of its duties as administrator.

                          DESCRIPTION OF THE INDENTURE

     The following summary describes the material terms of each indenture pursuant to which the notes of a series, if any, will be issued. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of each applicable indenture and the applicable prospectus supplement.

Modification of Indenture

     The issuer and the indenture trustee may, subject to the rights, if any, of the applicable credit enhancement provider described in the applicable prospectus supplement, with the consent of the noteholders of the related series evidencing not less than a majority of the principal amount of those notes then outstanding acting as a single class, and with the consent of the related credit enhancement provider, if any, execute a supplemental indenture for the purpose of adding provisions to, changing in any manner or eliminating any provisions of, the related indenture, or modifying (except as provided below) in any manner the rights of the related noteholders.

     Unless otherwise specified in the applicable prospectus supplement, with respect to the notes of a given series, without the consent of the holder of each outstanding note affected thereby, no supplemental indenture will:

     o change the due date of any installment of principal of, or interest on, any note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment or the coin or currency in which any note or any interest thereon is payable;

     o impair the right to institute suit for the enforcement of specified provisions of the related indenture regarding payment;

     o reduce the percentage of the aggregate amount of the outstanding notes of the series, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with specified provisions of the related indenture or of defaults thereunder and their consequences as provided for in the indenture;

     o modify or alter the provisions of the related indenture regarding the voting of notes held by the applicable issuer, any other obligor on the notes, the depositor or an affiliate of any of them;

     o reduce the percentage of the aggregate outstanding amount of the notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the receivables if the proceeds of the sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding notes of the series;

     o decrease the percentage of the aggregate principal amount of the notes required to amend the sections of the related indenture which specify the applicable percentage of aggregate principal amount of the notes of the series necessary to amend the indenture or the other related agreements;

     o affect the calculation of the amount of interest on or principal of any note payable on any payment date or to affect the rights of noteholders to the benefit of any provisions for the mandatory redemption of the notes;

     o permit the creation of any lien ranking prior to or pari passu with the lien of the related indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral or deprive the holder of any note of the security afforded by the lien of the indenture; or

     o to the extent provided in the applicable prospectus supplement, add provisions to, change in any manner or eliminate any provisions of, the related indenture, or modify in any manner the rights of the related noteholders, relating to any other matters specified in the applicable prospectus supplement.

     The related issuer and the applicable indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related series but with the consent of the related credit enhancement provider, if any, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related indenture or of modifying in any manner the rights of those noteholders; provided that the action will not, as evidenced by an opinion of counsel satisfactory to the indenture trustee, materially and adversely affect the interest of any noteholder.

Events of Default Under the Indenture; Rights Upon Event of Default

     With respect to the notes of a given series, an "event of default" under the related indenture may consist of:

     o a default in the payment of any interest on any note of the Controlling Class when the same becomes due and payable, and that default continues for a period of thirty-five days;

     o a default in the payment of the principal of or any installment of the principal of any note when the same becomes due and payable;

     o any failure by the issuer to duly observe or perform in any material respect any of its material covenants or agreements in the indenture, which failure materially and adversely affects the interests of the noteholders, and which continues unremedied for 30 days after receipt by the issuer of written notice thereof from the indenture trustee or noteholders evidencing at least 25% of the aggregate outstanding principal amount of the notes of the Controlling Class;

     o any representation or warranty of the issuer made in the indenture proves to be incorrect in any material respect when made, which failure materially and adversely affects the rights of the issuer or the noteholders, and which failure continues unremedied for 30 days after receipt by the issuer of written notice thereof from the indenture trustee or noteholders evidencing at least 25% of the aggregate outstanding principal amount of the notes of the Controlling Class;

     o the occurrence of certain events (which, if involuntary, remain unstayed for more than 60 days) of bankruptcy, insolvency, receivership or liquidation of the issuer; and

     o the occurrence of certain events which do or will make it unlawful for the issuer to perform or comply with any of its obligations under or in respect of the notes or the trust agreement.

     However, the amount of principal required to be paid to noteholders under the related indenture will be limited to amounts available to be deposited in the Note Distribution Account. Therefore, the failure to pay any principal on any class of notes will not result in the occurrence of an event of default until the final scheduled payment date for that class of notes. The failure to pay interest to holders of a subordinated class of notes (unless it is the Controlling Class of notes) on a particular payment date will generally not constitute an event of default. In addition, as described below, following the occurrence of an event of default and acceleration of the maturity of the notes, the indenture trustee is not required to sell the assets of the issuer, and the indenture trustee may sell the assets of the issuer only after meeting requirements specified in the related indenture and described below. Under those circumstances, even if the maturity of the notes has been accelerated, there may not be any funds to pay the principal owed on the notes.

     If an event of default should occur and be continuing with respect to a class of notes, the indenture trustee or holders of a majority in principal amount of the Controlling Class of notes then outstanding may declare the notes to be immediately due and payable. This declaration may, under specified circumstances, be rescinded by the holders of a majority in principal amount of the Controlling Class of notes then outstanding (or relevant class or classes of notes).

     If the class of notes are due and payable following an event of default on those notes, the indenture trustee may:

     o institute proceedings to collect amounts due or foreclose on the issuer property;

     o    exercise remedies as a secured party;

     o    sell the assets of the issuer; or

     o elect to have the issuer maintain possession of the receivables and continue to apply collections on the receivables as if there had been no declaration of acceleration.

     The indenture trustee is prohibited from selling the assets of the issuer following an event of default (other than a default in the payment of any principal on the most senior class of notes or a default for thirty-five days or more in the payment of any interest on the most senior class of notes), unless:

     o    the holders of the notes then outstanding consent to the sale; or

     o the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on all outstanding notes at the date of the sale; or

     o the indenture trustee determines that the proceeds from the sale of the issuer estate will not be sufficient on an ongoing basis to make all payments on the outstanding notes as those payments would have become due if the obligations had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding amount of the most senior class of notes then outstanding.

     Subject to the provisions of the related indenture relating to the duties of the indenture trustee, if an event of default occurs and is continuing with respect to the notes, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of the notes if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction. Subject to the provisions for indemnification and other limitations contained in the related indenture, the holders of a majority of the principal amount of the most senior notes then outstanding will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the indenture trustee, and the holders of at least 51% of the aggregate principal amount of the most senior notes then outstanding may, in some cases, waive a default, except a default in the deposit of collections or other required amounts, any required payment from amounts held in the trust accounts in respect of amounts due on the notes, payment of principal or interest or a default in respect of a covenant or provision of the related indenture which cannot be modified without the waiver or consent of all the holders of the outstanding notes.

     No holder of a note will have the right to institute any proceeding with respect to the related indenture, unless:

     1. the holder of a note or notes previously has given to the indenture trustee written notice of a continuing event of default;

     2. the event of default arises from the servicer's failure to remit payments when due or the holders of not less than 25% of the aggregate principal amount of the most senior notes then outstanding have requested in writing that the indenture trustee institute the proceeding in its own name as indenture trustee;

     3. the holder or holders of notes have offered the indenture trustee reasonable indemnity;

     4. the indenture trustee has for 60 days failed to institute a proceeding; and

     5. no direction inconsistent with such written request has been given to the indenture trustee during such 60 day period by the holders of a majority of the aggregate principal amount of the most senior notes then outstanding.

     In addition, the indenture trustee and the noteholders, by accepting the notes, will covenant that they will not at any time institute against the issuer any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     With respect to the issuer, neither the indenture trustee nor the trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in that issuer nor any of their respective owners, beneficiaries, agents, officers, directors, employees, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the notes or for the agreements of the issuer contained in the related indenture.

     Each applicable prospectus supplement may set forth indenture events of defaults that are in addition to or different from the events of default set forth above.

     With respect to each series of notes, the rights and remedies of the related indenture trustee, the related holders of the notes and the related credit enhancement provider, if any, will be described in the applicable prospectus supplement.

Material Covenants

     Except to the extent otherwise specified in the applicable prospectus supplement, each indenture will provide that each issuer will not, among other things:

     o except as expressly permitted by the related indenture, the applicable sale and servicing agreement, the applicable trust agreement, the applicable administration agreement or the other related documents with respect to the issuer, sell, transfer, exchange or otherwise dispose of any of the assets of the issuer;

     o claim any offset from the principal and interest payable in respect of the notes of the related series (other than amounts withheld under the Internal Revenue Code of 1986, as amended (the "Code"), or applicable state or local law) or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the issuer;

     o    dissolve or liquidate in whole or in part;

     o consolidate with or merge into any other entity, unless, among other things, (i) the entity formed by or surviving the consolidation or merger is organized under the laws of the United States or any state;
          (ii) that entity expressly assumes the trustee's obligation to make due and punctual payments upon the notes of the related series and the performance or observance of every agreement and covenant of the issuer under the indenture; (iii) no event of default shall have occurred and be continuing immediately after the merger or consolidation; (iv) each rating agency delivers a letter to the indenture trustee to the effect that the consolidation or merger will not result in a qualification, reduction or withdrawal of its then current rating on any class of notes; (v) that issuer has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the issuer or to any related noteholder; (vi) the parties take any action necessary to maintain the lien and security interest created by the indenture; and
          (vii) the indenture trustee has received an officer's certificate and an opinion of counsel stating that the consolidation or merger comply with the terms of the indenture and all conditions precedent provided in the indenture have been complied with;

     o permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted thereby;

     o permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the issuer or any part thereof, or any interest therein or the proceeds thereof; or

     o incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related notes and the related indenture, or otherwise in accordance with the related documents with respect to the issuer.

     The issuer may not engage in any activity other than as specified in the applicable indenture.

Annual Compliance Statement

     Each issuer will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the indenture.

Indenture Trustee's Annual Report

     The indenture trustee for each issuer will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the related indenture, the amount, interest rate and maturity date of specified indebtedness owing by the issuer to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee and any action taken by it that materially affects the related notes or the issuer property and that has not been previously disclosed.

Satisfaction and Discharge of Indenture

     An indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related indenture trustee for cancellation of all the related notes or, subject to specified limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the notes.

Notices

     Noteholders will be notified in writing by the indenture trustee of any event of default, servicer default or termination of, or appointment of a successor to, the servicer promptly upon a responsible officer (as defined in the applicable transfer and servicing agreements) obtaining actual knowledge of such events.

     If notes are issued other than in book-entry form, those notices will be mailed to the addresses of the related noteholders as they appear in the register maintained by the indenture trustee prior to mailing. Such notices will be deemed to have been given on the date of that publication or mailing.

Governing Law

     The related indenture and the related notes will be governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

The Indenture Trustee

     The indenture trustee of notes for each issuer will be specified in the applicable prospectus supplement. The principal office of the indenture trustee will be specified in the applicable prospectus supplement. The indenture trustee for any issuer may resign at any time, in which event the servicer will be obligated to appoint a successor trustee for such issuer. The servicer will remove an indenture trustee if such indenture trustee ceases to be eligible to continue as such under the related indenture or if such indenture trustee becomes insolvent. In such circumstances, the servicer will be obligated to appoint a successor trustee for the notes of the applicable issuer. In addition, unless otherwise specified in the applicable prospectus supplement, a majority of the noteholders, voting together as a single class, may remove the indenture trustee without cause and may appoint a successor indenture trustee. Any resignation or removal of the indenture trustee and appointment of a successor trustee for the notes of the issuer does not become effective until acceptance of the appointment by the successor trustee for such issuer.

     Additional matters relating to the indenture trustee are described under "Description of the Transaction Agreements--The Owner Trustee and the Indenture Trustee" in this prospectus.

                    MATERIAL LEGAL ASPECTS OF THE RECEIVABLES

Rights in the Receivables

     The transfer of the receivables by HMFC to the depositor, and by the depositor to the applicable issuer, and the pledge thereof to an indenture trustee, if any, the perfection of the security interests in the receivables and the enforcement of rights to realize on the related financed vehicles as collateral for the receivables are subject to a number of federal and state laws, including the UCC and certificate of title act as in effect in various states. The servicer and the depositor will take the actions described below to perfect the rights of the issuer and the indenture trustee in the receivables.

     Under each sale and servicing agreement or indenture, as applicable, the servicer or a subservicer may be appointed by the issuer or indenture trustee to act as the custodian of the receivables. The servicer or a subservicer, as the custodian, will have physical possession of the receivables. While the receivables will not be physically marked to indicate the ownership interest thereof by the issuer, appropriate UCC financing statements reflecting the transfer and assignment of the receivables by HMFC to the depositor and by the depositor to the issuer will be filed to perfect that interest and give notice of the issuer's ownership interest in, and the indenture trustee's security interest in, the receivables. If, through inadvertence or otherwise, any of the receivables were sold or pledged to another party who purchased the receivables in the ordinary course of its business and took possession of the original physical contracts (or "chattel paper") for the receivables, the purchaser would acquire an interest in the receivables superior to the interests of the issuer and the indenture trustee if the purchaser acquired the receivables for value, in good faith, in the ordinary course of business and without actual knowledge that the purchase violates the rights of the issuer or the indenture trustee, as applicable, in the receivables, which could cause investors to suffer losses on their notes.

     Generally, the rights held by assignees of the receivables, including without limitation the issuer and the indenture trustee, will be subject to:

     o all the terms of the contracts related to or evidencing the receivable and any defense or claim in recoupment arising from the transaction giving rise to the receivables; and

     o any other defense or claim of the obligor against the assignor of such receivable which accrues before the obligor receives notification of the assignment. Because the depositor is not obligated to, and does not intend to, give the obligors notice of the assignment of any of the receivables, the issuer and the indenture trustee, if any, will be subject to defenses or claims of the obligor against the assignor even if such claims are unrelated to the receivable.

Security Interests in the Financed Vehicles

     Obtaining Security Interests in Financed Vehicles. In all states in which the receivables have been originated, motor vehicle retail installment sale contracts such as the receivables evidence the credit sale or refinancing of automobiles, light-duty trucks and/or other types of motor vehicles. The receivables also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in the vehicles is generally governed by the motor vehicle certificate of title laws of the state in which the vehicle is located. In most states, a security interest in an automobile, a light-duty truck and/or another type of motor vehicle is perfected by the notation of the secured party's lien on the vehicle's certificate of title. In most cases, the certificate of title exists in physical form and will be held by the servicer. In certain other states, certificates of title and the notation of the related lien may be maintained in the electronic records of the applicable Department of Motor Vehicles or the analogous state office. As a result, any reference to a certificate of title in this prospectus or in the applicable prospectus supplement includes certificates of title maintained in physical form and electronic form which may also be held by third-party servicers. HMFC will warrant to the depositor that the originating vehicle dealer has taken all steps necessary to obtain a perfected first priority security interest with respect to all financed vehicles securing the receivables and that the security interest has been assigned to the issuer or that all steps will be taken to obtain such security interest and other such assignments. If, because of clerical errors or otherwise, the notation of the security interest on the certificate of title relating to a financed vehicle is not effected or maintained, the issuer may not have a first priority security interest in that financed vehicle.

     If the originating vehicle dealer did not take the steps necessary to cause its security interest to be noted on the certificate of title for a financed vehicle until after 10 days after the date such security interest was created and the related obligor was insolvent on the date such steps were taken, the perfection of such security interest may be avoided as a preferential transfer under bankruptcy law if the obligor under the related receivables becomes the subject of a bankruptcy proceeding commenced within 90 days of the date of such perfection, in which case HMFC, and subsequently, the depositor, the issuer and the indenture trustee, if any, would be treated as an unsecured creditor of such obligor.

     Perfection of Security Interests in Financed Vehicles. HMFC will sell the receivables and assign its security interest in each financed vehicle to the depositor. The depositor will sell the receivables and assign the security interest in each financed vehicle to the related issuer. However, because of the administrative burden and expense of retitling, the servicer, the depositor and the issuer, except where applicable law requires, will not amend any certificate of title to identify the issuer as the new secured party on the certificates of title relating to the financed vehicles. Accordingly, HMFC will continue to be named as the secured party on the certificates of title relating to the financed vehicles. Under the UCC, assignments such as those under the receivables purchase agreements or sale and servicing agreements relating to each issuer are an effective conveyance of the security interests in the financed vehicles without amendment of the lien noted on the related certificate of title, and the new secured party succeeds to the assignor's rights as the secured party. However, there exists a risk in not identifying the related issuer as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the issuer could be released, another person may acquire ownership of the motor vehicle free of the security interest of the depositor, the issuer and the indenture trustee, or another person could obtain a security interest in the applicable vehicle that is higher in priority than the interest of the issuer.

     In the absence of fraud, forgery or neglect by the financed vehicle owner or the servicer or administrative error by state recording officials, notation of the lien of HMFC generally will be sufficient to protect the related issuer against the rights of subsequent purchasers of a financed vehicle or subsequent lenders who take a security interest in a financed vehicle. If there are any financed vehicles as to which HMFC has failed to perfect the security interest assigned to the related issuer, that security interest would be subordinate to, among others, subsequent purchasers of the financed vehicles and holders of perfected security interests.

     Under the laws of most states, the perfected security interest in a financed vehicle would continue for four months after a vehicle is moved to a state other than the state in which it is initially registered and thereafter until the vehicle owner re-registers the vehicle in the new state. A majority of states require surrender of a certificate of title to re-register a vehicle. Therefore, the servicer will provide the department of motor vehicles or other appropriate state or county agency of the state of relocation with the certificate of title so that the owner can effect the re-registration. If the financed vehicle owner moves to a state that provides for notation of a lien on the certificate of title to perfect the security interests in the financed vehicle, absent clerical errors or fraud, HMFC would receive notice of surrender of the certificate of title if its lien is noted thereon. Accordingly, the secured party will have notice and the opportunity to re-perfect the security interest in the financed vehicle in the state of relocation. If the financed vehicle owner moves to a state which does not require surrender of a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing its portfolio of motor vehicle retail installment sale contracts, HMFC takes steps to effect re-perfection upon receipt of notice of registration or information from the obligor as to relocation. Similarly, when an obligor under a receivable sells a financed vehicle, the servicer must provide the owner with the certificate of title, or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related receivable before release of the lien.

     Under the laws of most states, statutory liens such as liens for unpaid taxes, liens for towing, storage and repairs performed on a motor vehicle, motor vehicle accident liens and liens arising under various state and federal criminal statutes take priority over a perfected security interest in a financed vehicle. The Code also grants priority to specified federal tax liens over the lien of a secured party. The laws of some states and federal law permit the confiscation of motor vehicles by governmental authorities under some circumstances if used in or acquired with the proceeds of unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated vehicle. With respect to each issuer, HMFC will represent and warrant to the depositor in each receivables purchase agreement and the depositor will represent and warrant in each sale and servicing agreement that, as of the initial issuance of the notes of the related series, each security interest is prior to all other present liens. However, liens could arise, or a confiscation could occur, at any time during the term of a receivable. No notice will be given to the owner trustee, any indenture trustee or any noteholders in respect of a given issuer if a lien arises or confiscation occurs that would not give rise to the depositor's or the servicer's, as the case may be, repurchase obligation under any sale and servicing agreement or HMFC's repurchase obligation under any receivables purchase agreement.

Repossession

     In the event of a default by an obligor, the holder of the related motor vehicle retail installment sale contract has all the remedies of a secured party under the UCC, except as specifically limited by other state laws. Among the UCC remedies, the secured party has the right to repossess a financed vehicle by self-help means, unless the exercise of that means would constitute a breach of the peace or is otherwise limited by applicable state law. Unless a financed vehicle is voluntarily surrendered, self-help repossession is accomplished simply by retaking possession of the financed vehicle. In cases where the obligor objects or raises a defense to repossession or it is not possible to exercise self-help without breaching the peace (e.g., where the vehicle is stored in a locked garage), or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the financed vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify the obligor of the default and the intent to repossess the collateral and to give the obligor a time period within which to cure the default prior to repossession. Generally, this right to cure may only be exercised on a limited number of occasions during the term of the related receivable. Other jurisdictions permit repossession without prior notice if it can be accomplished without a breach of the peace (although in some states, a course of conduct in which the creditor has accepted late payments has been held to create a right by the obligor to receive prior notice). In many states, after the financed vehicle has been repossessed, the obligor may reinstate the related receivable by paying the delinquent installments and other amounts due.

Notice of Sale; Redemption Rights

     In the event of a default by the obligor, some jurisdictions require that the obligor be notified of the repossession of the vehicle and be given a time period within which the obligor may cure the default and resume performance of the contract prior to liquidation. Generally, this right of reinstatement may be exercised on a limited number of occasions during the term of the related contract.

     The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. In addition, some states also impose substantive timing requirements on the sale of repossessed vehicles and/or various substantive timing and content requirements relating to those notices. In some states, after a financed vehicle has been repossessed, the obligor may redeem the collateral by paying the delinquent installments and other amounts due on the contract. Additionally, in every state, the obligor has the right to redeem the collateral prior to actual sale or entry by the secured party into a contract for sale of the collateral by paying the secured party the unpaid outstanding principal balance of the obligation, accrued interest thereon, reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees and legal expenses. In some other states, the obligor may redeem the collateral by payment of delinquent installments on the unpaid outstanding principal balance of the related obligation.

Deficiency Judgments and Excess Proceeds

     The proceeds of resale (except where state law may require crediting the account with the fair market value of the vehicle) of the repossessed vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable". Generally, courts have held that when a sale is not "commercially reasonable", the secured party loses its right to a deficiency judgment.

     The UCC also permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. In particular, if the collateral is consumer goods, the UCC grants the debtor the right to recover in any event an amount not less than the credit service charge plus 10% of the principal amount of the debt. In addition, prior to a sale, the UCC permits the debtor or other interested person to prohibit or restrain on appropriate terms the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC.

     On rare occasions, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to the vehicle or if no subordinate lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

Consumer Protection Law

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance, including requirements regarding the adequate disclosure of credit terms and limitations on credit terms, collection practices and creditor remedies. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Gramm-Leach-Bliley Act, the Servicemembers Civil Relief Act, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and the Uniform Consumer Credit Code, state motor vehicle retail installment sale contracts, retail installment sale contracts, unfair or deceptive practices acts including requirements regarding the adequate disclosure of credit terms and limitations on credit terms, collection practices and creditor remedies and other similar laws. Many states have adopted "lemon laws" which provide redress to consumers who purchase a vehicle that remains out of compliance with its manufacturer's warranty after a specified number of attempts to correct a problem or a specified time period. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the receivables described above.

     With respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles ("FTC Rule") requires all sellers of used vehicles to prepare, complete and display a "Buyers' Guide" which explains the warranty coverage for such vehicles. The Federal Magnuson-Moss Warranty Act and state lemon laws may impose further obligations on motor vehicle dealers. Holders of the receivables may have liability for claims and defenses under those statutes, the FTC Rule and similar state statutes.

     The so-called "holder-in-due-course" rule of the Federal Trade Commission (the "HDC Rule") has the effect of subjecting any assignee of the seller in a consumer credit transaction, and related creditors and their assignees, to all claims and defenses which the obligor in the transaction could assert against the seller. Liability under the HDC Rule is limited to the amounts paid by the obligor under the receivable, and the holder of the receivable may also be unable to collect any balance remaining due thereunder from the obligor. The HDC Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in some states. Liability of assignees for claims under state consumer protection laws may differ though. In Alabama, for example, claims under Alabama consumer protection laws against the assignee are limited to the amount owing to the assignee at the time the claim or defense is asserted against the assignee.

     Most of the receivables will be subject to the requirements of the HDC Rule. Accordingly, each issuer, as holder of the related receivables, will be subject to any claims or defenses that the purchaser of the applicable financed vehicle may assert against the seller of the financed vehicle. As to each obligor, those claims under the HDC Rule are limited to a maximum liability equal to the amounts paid by the obligor on the related receivable. Under most state motor vehicle dealer licensing laws, sellers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If the seller is not properly licensed or if a written odometer disclosure statement was not provided to the purchaser of the related financed vehicle, an obligor may be able to assert a defense against the seller of the vehicle. If an obligor were successful in asserting any of those claims or defenses, that claim or defense would constitute a breach of the depositor's and servicer's representations and warranties under the sale and servicing agreement and a breach of HMFC's warranties under the receivables purchase agreement and would, if the breach materially and adversely affects the interests of the noteholders in such receivable, create an obligation of the depositor or the servicer, as the case may be, and HMFC, respectively, to repurchase the receivable unless the breach is cured. HMFC will represent in each receivables purchase agreement that each of the receivables, and the sale of the related financed vehicle thereunder, complied with all material requirements of applicable laws and the regulations issued pursuant thereto.

     Any shortfalls or losses arising in connection with the matters described in the three preceding paragraphs, to the extent not covered by amounts payable to the noteholders from amounts available under a credit enhancement mechanism, could result in losses to noteholders.

     Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to obligors.

Certain Matters Relating to Bankruptcy

     In structuring the transactions contemplated by this prospectus, the depositor has taken steps that are intended to make it unlikely that the voluntary or involuntary application for relief by HMFC, under the United States Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws"), will result in consolidation of the assets and liabilities of the depositor with those of HMFC. These steps include the creation of the depositor as a limited purpose entity pursuant to organizational documents containing limitations (including restrictions on the nature of the depositor's business and on its ability to commence a voluntary case or proceeding under any Insolvency Law without the unanimous affirmative vote of all of its directors). In addition, to the extent that the depositor granted a security interest in the receivables to the issuer, and that interest was validly perfected before the bankruptcy or insolvency of HMFC and was not taken or granted in contemplation of insolvency or with the intent to hinder, delay or defraud HMFC or its creditors, that security interest should not be subject to avoidance, and payments to the issuer with respect to the receivables should not be subject to recovery by a creditor or trustee in bankruptcy of HMFC.

     However, delays in payments on the notes and possible reductions in the amount of those payments could occur if:

     1. a court were to conclude that the assets and liabilities of the depositor should be consolidated with those of HMFC in the event of the application of applicable Insolvency Laws to HMFC;

     2. a filing were made under any Insolvency Law by or against the depositor; or

     3.   an attempt were to be made to litigate any of the foregoing issues.

     On each closing date for a series of notes, counsel to the depositor will give an opinion to the effect that, based on a reasoned analysis of analogous case law (although there is no precedent based on directly similar facts), and, subject to facts, assumptions and qualifications specified in the opinion and applying the principles set forth in the opinion, in the event of a voluntary or involuntary bankruptcy case in respect of HMFC under Title 11 of the United States Bankruptcy Code at a time when HMFC was insolvent, the property of the depositor would not properly be substantively consolidated with the property of the estate of HMFC. Among other things, that opinion will assume that each of the depositor and HMFC will follow specified procedures in the conduct of its affairs, including maintaining records and books of account separate from those of the other, refraining from commingling its assets with those of the other, and refraining from holding itself out as having agreed to pay, or being liable for, the debts of the other. The depositor and HMFC intend to follow these and other procedures related to maintaining their separate corporate identities. However, there can be no assurance that a court would not conclude that the assets and liabilities of the depositor should be consolidated with those of HMFC.

     HMFC will warrant in each transfer agreement that the sale of the related receivables by it to the depositor is a valid sale. Notwithstanding the foregoing, if HMFC were to become a debtor in a bankruptcy case, a court could take the position that the sale of receivables to the depositor should instead be treated as a pledge of those receivables to secure a borrowing of HMFC. If a court were to reach such conclusions, or a filing were made under any Insolvency Law by or against the depositor, or if an attempt were made to litigate any of the foregoing issues, delays in payments on the notes (and possible reductions in the amount of payments) could occur. In addition, if the transfer of receivables to the depositor is treated as a pledge instead of a sale, a tax or government lien on the property of HMFC arising before the transfer of a receivable to the depositor may have priority over the depositor's interest in that receivable. Also, while HMFC is the servicer, cash collections on the receivables may be commingled with general funds of HMFC and, in the event of a bankruptcy of HMFC, a court may conclude that the issuer does not have a perfected interest in those collections.

     HMFC and the depositor will treat the transactions described in this prospectus as a sale of the receivables to the depositor, so that the automatic stay provisions of the United States Bankruptcy Code should not apply to the receivables if HMFC were to become a debtor in a bankruptcy case.

Repurchase Obligation

     HMFC will make representations and warranties in the applicable transaction documents that each receivable complies with all requirements of law in all material respects. If any representation or warranty proves to be incorrect with respect to any receivable, has certain material and adverse effects and is not timely cured, HMFC will be required under the applicable transaction documents to repurchase the affected receivables. HMFC is subject from time to time to litigation alleging that the receivables or its lending practices do not comply with applicable law. The commencement of any such litigation generally would not result in a breach of any of HMFC's representations or warranties.

Other Limitations

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

     Under the terms of the Servicemembers Civil Relief Act, an obligor who enters the military service after the origination of that obligor's receivable (including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the obligor's receivable and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of that obligor's active duty status after a request for relief by the obligor. In addition, some states, including California, allow members of the National Guard to extend payments on any contract obligation if called into active service for a period exceeding 7 days by the governors of such states. It is possible that the foregoing could have an effect on the ability of the servicer to collect the full amount of interest owing on some of the receivables. In addition, the Servicemembers Civil Relief Act and the laws of some states, including California, New York and New Jersey, impose limitations that would impair the ability of the servicer to repossess the related financed vehicle during the obligor's period of active duty status. Thus, if that receivable goes into default, there may be delays and losses occasioned by the inability to exercise the trust's rights with respect to the receivable and the related financed vehicle in a timely fashion.

     Any shortfall pursuant to either of the two preceding paragraphs, to the extent not covered by amounts payable to the noteholders from amounts on deposit in the related reserve account or from coverage provided under any other credit enhancement mechanism, could result in losses to the noteholders.

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a discussion of the material United States federal income tax consequences relevant to the purchase, ownership and disposition of the notes of any series. This discussion is based upon current provisions of the Code, existing and proposed Treasury Regulations thereunder, current administrative rulings, judicial decisions and other applicable authorities. There can be no assurance that the Internal Revenue Service (the "IRS") will not challenge the conclusions set forth below, and no ruling from the IRS has been or will be sought on any of the issues discussed below. Furthermore, legislative, judicial or administrative changes may occur, perhaps with retroactive effect, which could affect the accuracy of the statements and conclusions set forth below or in the applicable prospectus supplement.

     The following discussion does not purport to deal with all aspects of federal income taxation that may be relevant to the noteholders in light of their particular investment circumstances nor, except for limited discussions of particular topics, to holders subject to special treatment under the federal income tax laws, including:

     o    banks;

     o    financial institutions;

     o    broker-dealers;

     o    life insurance companies;

     o    tax-exempt organizations;

     o persons that hold the notes as a position in a "straddle" or as part of a synthetic security or "hedge," "conversion transaction" or other integrated investment;

     o United States Holders (defined below) that have a "functional currency" other than the U.S. dollar; and

     o    investors in pass-through entities.

     This information is directed to prospective purchasers who purchase notes at their issue price in the initial distribution thereof, and who hold the notes as "capital assets" within the meaning of Section 1221 of the Code. The tax consequences to a partner of a partnership holding the notes generally depend on the status of the partner and the activities of the partnership. Such partner should consult its own tax advisor as to such tax consequences.

     PROSPECTIVE PURCHASERS OF THE NOTES SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE UNITED STATES FEDERAL TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES, IN ADDITION TO THE EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

     Upon the issuance of each series of notes, except for any series which is specifically identified as receiving different tax treatment in the applicable prospectus supplement, Special Tax Counsel will advise that, in their opinion, the notes will be treated as debt for federal income tax purposes. This opinion is based in part on the fact that the depositor and each noteholder, by acquiring an interest in a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes. The following discussion assumes that the notes will be treated as debt for federal income tax purposes. To the extent the federal income tax consequences relating to the ownership and disposition of a specific series of notes is different from that set forth below, these additional federal income tax consequences will be described in the applicable prospectus supplement.

United States Holders

     For purposes of this discussion, "United States Holder" means a beneficial owner of notes who or that is:

     o an individual that is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under
          Section 7701(b) of the Code:

     o an entity treated as a corporation or partnership for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

     o an estate, the income of which is subject to United States federal income tax regardless of its source; or

     o a trust, if a United States court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial trust decisions, or, that has validly elected to be treated as a United States person.

     Stated Interest. Except to the extent indicated in the applicable prospectus supplement, each issuer will take the position that the possibility that payments of stated interest on the notes would be deferred pursuant to the terms of the notes is remote and such payments will be treated as "qualified stated interest" for purposes of determining the applicability of the OID (as defined below) rules to the notes, and the following discussion assumes that such position is respected. Payments of stated interest on the notes (other than Short-Term Notes (as defined below)) generally will be taxable to a United States Holder as ordinary income at the time that such payments are received or accrued, in accordance with such holder's method of accounting for United States federal income tax purposes. If the possibility of interest deferral on all or certain classes of notes is determined to be not remote as of the issue date, or if interest with respect to a class of notes is not timely paid, then all stated interest on such notes, or interest accruing on such notes after the date on which interest is not timely paid, as the case may be, should be treated as original issue discount ("OID") which would be required to be accrued annually into taxable income by all holders regardless of whether they use the accrual or cash method of accounting.

     Original Issue Discount. Except to the extent indicated in the applicable prospectus supplement and as discussed below with respect to Short-Term Notes, no series of notes will be issued with OID. In general, OID is the excess of the stated redemption price at maturity of a debt instrument over its issue price, unless that excess falls within a statutorily defined de minimis exception. A note's stated redemption price at maturity is the aggregate of all payments required to be made on the note except "qualified stated interest." Qualified stated interest is generally interest that is unconditionally payable in cash or property, other than debt instruments of the issuer, at fixed intervals of one year or less during the entire term of the instrument at an interest rate or rates that satisfy requirements under the Treasury Regulations. The issue price will be the first price at which a substantial amount of the notes are sold, excluding sales to bond houses, brokers or similar persons acting as underwriters, placement agents or wholesalers.

     If a note were treated as being issued with OID, a United States Holder would be required to include OID in income over the term of the note under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. Thus, each cash payment on a note (other than qualified stated interest) would be treated as an amount already included in income to the extent of the accrued OID that has not been allocated to prior payments, or as a repayment of principal. Even if a note has OID that is subject to the de minimis exception, a United States Holder must include such OID in income (which will be treated as gain from a taxable disposition subject to the rules discussed below in "--Disposition of Notes") proportionately as principal payments are made on that note.

     If payments under the notes may be accelerated by reason of prepayments of other obligations securing such notes, Section 1272(a)(6) of the Code may apply to such notes, in which case the issuer will, in computing OID with respect to the notes, determine the amount of OID to be included in income annually by United States Holders under an income accrual method using an assumption as to the expected prepayments on the notes. If the notes are issued with OID and the issuer determines that Section 1272(a)(6) of the Code applies to the notes, additional discussion will be provided as to the computation of OID accruals in the applicable prospectus supplement.

     Notes that have a fixed maturity date of not more than one year from the issue date ("Short-Term Notes") will be treated as "short-term obligations" that are subject to special rules under the Code. No interest on a Short-Term Note will be considered "qualified stated interest" and all payments on such note in excess of such note's issue price will be treated as OID. United States Holders that use an accrual method of accounting for United States federal income tax purposes and certain other United States Holders, including certain pass-through entities, generally are required to accrue such OID on a straight-line basis. However, United States Holders accruing OID on Short-Term Notes may irrevocably elect (on an obligation-by-obligation basis) to accrue OID under a constant yield method based on daily compounding. A United States Holder that uses the cash method of accounting and is not otherwise required under the rules applicable to short-term obligations to accrue interest in respect of a Short-Term Note, may recognize OID when payments thereof are actually or constructively received. However, such taxpayers may elect to accrue OID (on a straight-line basis unless an election is made to accrue on a constant yield basis as described above), and this election will apply to all short-term obligations acquired by the taxpayer on or after the first day of the taxable year to which such election applies, unless revoked with the consent of the IRS. If a United States Holder is not required, and does not elect, to accrue OID with respect to its short-term obligations, any gain realized on the sale, exchange, redemption, retirement or other taxable disposition of a Short-Term Note will be ordinary income to the extent of the OID accrued on a straight-line basis (or, if elected, the OID accrued on a constant yield method based on daily compounding) through the date of sale, exchange, redemption, retirement or other taxable disposition. In addition, United States Holders that are not required, and do not elect, to accrue OID on a Short-Term Note are required to defer deductions for any interest paid on indebtedness incurred or continued to purchase or carry a Short-Term Note in an amount equal to the deferred income with respect to such note (which includes both the accrued OID and accrued interest that are payable but that have not been included in gross income), until such deferred income is recognized.

     Amortizable Bond Premium. Except to the extent indicated in the applicable prospectus supplement, no series of notes will be issued with amortizable bond premium. If a United States Holder purchases a note for an amount in excess of the stated redemption price at maturity, the holder will be considered to have purchased the note with "amortizable bond premium" equal in amount to the excess. Generally, a United States Holder may elect to amortize the premium as an offset to interest income otherwise required to be included in income in respect of the note during the taxable year, using a constant yield method, over the remaining term of the note (ignoring any issuer option to redeem the notes at 100% of the principal amount). If the notes are subject to call provisions at the issuer's option, a United States Holder will calculate the amount of amortizable bond premium based on the amount payable at the applicable call date, but only if the use of the call date (in lieu of the stated maturity date) results in a smaller amortizable bond premium for the period ending on the call date. If such holder does not elect to amortize bond premium, that premium will decrease the gain or increase the loss it would otherwise recognize on disposition of the note. A United States Holder who elects to amortize bond premium must reduce the holder's tax basis in the note by the amount of the premium used to offset interest income as set forth above. An election to amortize bond premium applies to all taxable debt obligations then owned and thereafter acquired by the United States Holder and may be revoked only with the consent of the IRS. If the notes are subject to Section 1272(a)(6) of the Code, it is unclear whether a Prepayment Assumption should be taken into account in determining the term of the notes. United States Holders should note that the Treasury Regulations on amortizing bond premium do not apply to notes that are subject to Section 1272(a)(6) of the Code and should consult their own tax advisors regarding the amortization of any such bond premium.

     Disposition of Notes. If a United States Holder sells a note or otherwise disposes of a note in a taxable transaction, such holder will recognize gain or loss in an amount equal to the difference between the amount realized for the note and such holder's adjusted tax basis in the note. The adjusted tax basis of the note will equal such holder's cost for the note, increased by any OID previously included by such holder in income from the note and decreased by any bond premium previously amortized and any payments previously received by such holder on the note other than qualified stated interest. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest or accrued OID not previously included in income. Capital gain or loss will be long-term if the note was held by the United States Holder for more than one year. The deductibility of capital losses by a United States Holder is subject to limitations.

     Information Reporting and Backup Withholding. Each issuer, its paying agent, or in certain circumstances, an intermediary, generally will be required to report annually to the IRS, and to each United States Holder of record, the amount of interest (and OID) relating to the notes, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders which are, generally, corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, or individual retirement accounts. Each United States Holder will be required to provide to the issuer, its paying agent or, in certain circumstances, an intermediary, IRS Form W-9 or other similar form signed under penalties of perjury and containing such holder's name, address, correct federal taxpayer identification number and a statement that such holder is not subject to backup withholding. If a nonexempt United States Holder fails to provide the required certification, backup withholding at the currently applicable rate will apply to amounts otherwise payable to such holder. The amount of any backup withholding from a payment to a United States Holder will be allowed as a credit against such holder's United States federal income tax liability and may entitle the United States Holder to a refund, provided that the required information is furnished to the IRS. United States Holders should consult their tax advisors regarding the application of the backup withholding and information reporting rules to their particular circumstances.

Non-United States Holders

     A "Non-United States Holder" is a beneficial owner of the notes who or that is not a United States Holder.

     Interest. Interest (including OID, if any) paid to a Non-United States Holder will not be subject to United States federal withholding tax of 30% (or, if applicable, a lower treaty rate) provided that:

     o such holder does not directly or indirectly, actually or constructively, own 10% or more of the total combined voting power of all of the issuer's or depositor's equity;

     o such holder is not a controlled foreign corporation that is related to the issuer or depositor through stock ownership and is not a bank that received such notes on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

     o either (1) the Non-United States Holder certifies in a statement provided to the issuer or its paying agent, under penalties of perjury, that it is not a "United States person" within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business and holds the notes on behalf of the Non-United States Holder certifies to the issuer or its paying agent under penalties of perjury that it, or the financial institution between it and the Non-United States Holder, has received from the Non-United States Holder a statement, under penalties of perjury, that such holder is not a "United States person" and provides the issuer or its paying agent with a copy of such statement or (3) the Non-United States Holder holds its notes directly through a "qualified intermediary" and certain conditions are satisfied.

     Even if the above conditions are not met, a Non-United States Holder may be entitled to an exemption from withholding tax if the interest is effectively connected to a United States trade or business as described below, or to a reduction in, or an exemption from, withholding tax on interest under a tax treaty between the United States and the Non-United States Holder's country of residence. To claim a reduction or exemption under a tax treaty, a Non-United States Holder must generally complete IRS Form W-8BEN and claim this exemption on the form. In some cases, a Non-United States Holder may instead be permitted to provide documentary evidence of its claim to the intermediary, or a qualified intermediary may already have some or all of the necessary evidence in its files.

     The certification requirements described above may require a Non-United States Holder that provides an IRS form, or that claims the benefit of an income tax treaty, to also provide its United States taxpayer identification number. The applicable regulations generally also require, in the case of a note held by a foreign partnership, that:

     o    the certification described above be provided by the partners and

     o    the partnership provide certain information.

Further, a look-through rule will apply in the case of tiered partnerships. Special rules are applicable to intermediaries. Prospective investors should consult their tax advisors regarding the certification requirements applicable to their specific situation.

     Sale or Other Taxable Disposition of the Notes. A Non-United States Holder will generally not be subject to United States federal income tax or withholding tax on gain recognized on the sale, exchange, redemption, retirement or other taxable disposition of a note so long as (i) the gain is not effectively connected with the conduct by the Non-United States Holder of a trade or business within the United States (or if a tax treaty applies, the gain is not attributable to a United States permanent establishment maintained by such Non-United States Holder) and (ii) in the case of a Non-United States Holder who is an individual, such Non-United States Holder is not present in the United States for 183 days or more in the taxable year of the disposition or certain other conditions are met.

     United States Trade or Business. If interest or gain from a disposition of the notes is effectively connected with a Non-United States Holder's conduct of a United States trade or business, or if an income tax treaty applies and the Non-United States Holder maintains a United States "permanent establishment" to which the interest or gain is generally attributable, the Non-United States Holder may be subject to United States federal income tax on the interest or gain on a net basis in the same manner as if it were a United States Holder. If interest income received with respect to the notes is taxable on a net basis, the 30% withholding tax described above will not apply (assuming an appropriate certification is provided). A foreign corporation that is a holder of a note also may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to certain adjustments, unless it qualifies for a lower rate under an applicable income tax treaty. For this purpose, interest on a note or gain recognized on the disposition of a note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by the foreign corporation of a trade or business in the United States.

     Backup Withholding and Information Reporting. Backup withholding will likely not apply to payments of principal or interest made by the issuer or its paying agents, in their capacities as such, to a Non-United States Holder of a note if the holder is exempt from withholding tax on interest as described above. However, information reporting on IRS Form 1042-S may still apply with respect to interest payments. Payments of the proceeds from a disposition by a Non-United States Holder of a note made to or through a foreign office of a broker will not be subject to information reporting or backup withholding, except that information reporting (but generally not backup withholding) may apply to those payments if the broker is:

     o    a United States person;

     o a controlled foreign corporation for United States federal income tax purposes;

     o a foreign person 50% or more of whose gross income is effectively connected with a United States trade or business for a specified three-year period; or

     o a foreign partnership, if at any time during its tax year, one or more of its partners are United States persons, as defined in Treasury Regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership or if, at any time during its tax year, the foreign partnership is engaged in a United States trade or business.

     Payment of the proceeds from a disposition by a Non-United States Holder of a note made to or through the United States office of a broker is generally subject to information reporting and backup withholding unless the holder or beneficial owner certifies as to its taxpayer identification number or otherwise establishes an exemption from information reporting and backup withholding.

     Non-United States Holders should consult their own tax advisors regarding application of withholding and backup withholding in their particular circumstance and the availability of, and procedure for obtaining, an exemption from withholding and backup withholding under current Treasury Regulations. In this regard, the current Treasury Regulations provide that a certification may not be relied on if the issuer or its agent (or other payor) knows or has reasons to know that the certification may be false. Any amounts withheld under the backup withholding rules from a payment to a Non-United States Holder will be allowed as a credit against the holder's United States federal income tax liability and any excess may be refundable, provided the required information is furnished timely to the IRS.

                        STATE AND LOCAL TAX CONSEQUENCES

     The above discussion of material United States federal income tax consequences does not address any state or local tax matters. Prospective investors are urged to consult with their tax advisors regarding the state and local tax consequences to them of purchasing, holding and disposing of notes.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and specific types of Keogh Plans and collective investment funds or insurance company general or separate accounts in which these plans and accounts are invested (we refer to each of these as a "benefit plan") from engaging in specified transactions, such as direct or indirect sales or exchanges or extensions of credit, with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to that benefit plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons and/or the fiduciaries of the benefit plan.

Exemptions Available to Debt Instruments

     In addition, transactions involving the operation and management of the issuer and its assets might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a benefit plan that purchased notes if assets of the issuer were deemed to be assets of the benefit plan. Under a regulation issued by the United States Department of Labor and found at 29 C.F.R. 2510.3-101 (the "Plan Assets Regulation"), the assets of the issuer would be treated as assets of a benefit plan for the purposes of ERISA and the Code only if the benefit plan acquired an "equity interest" in the issuer and none of the exceptions contained in the Plan Assets Regulation applied. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument that is treated as indebtedness under applicable local law and that has no substantial equity features. At the time of their issuance, the depositor believes the notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. For additional information regarding the equity or debt treatment of notes, see "ERISA Considerations" in the applicable prospectus supplement.

     Even if the notes are treated as debt for purposes of the Plan Assets Regulation, the acquisition or holding of notes by or on behalf of a benefit plan could be considered to give rise to a prohibited transaction if an underwriter, the issuer, the owner trustee, the indenture trustee, any swap counterparty, any insurer or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to that benefit plan. Exemptions from the prohibited transaction rules could apply to the purchase and holding of the notes by a benefit plan depending on the type of plan fiduciary making the decision to acquire the notes and the circumstances under which such decision is made. These exemptions include: Prohibited Transaction Class Exemption ("PTCE") 96-23, regarding transactions effected by "in-house asset managers"; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers". However, there can be no assurance that any of these exemptions, or any other exemption, will be available with respect to any particular transaction involving the notes.

     Additionally, the acquisition or holding of notes by or on behalf of foreign plans, governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) which are not subject to ERISA or the Code could give rise to liabilities under federal, state or local law which may be substantially similar to the liabilities imposed by
Section 406 of ERISA or Section 4975 of the Code (a "Similar Law").

     The notes should also not be purchased with the assets of a benefit plan if the servicer, the depositor, an underwriter, any swap counterparty, any insurer, the indenture trustee, the owner trustee or any of their affiliates is a fiduciary or gives investment advice with respect to such benefit plan or is an employer maintaining or contributing to such benefit plan, unless such purchase and holding of the notes would be covered by an applicable prohibited transaction exemption, and will not cause a non-exempt violation of any Similar Law.

     By acquiring a note, each purchaser or transferee will be deemed to represent, warrant and covenant that either (i) it is not acquiring such note with the assets of a benefit plan or a foreign, governmental or church plan subject to applicable law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code; or (ii) the acquisition and holding of such note by the purchaser or transferee, throughout the period that it holds such note is, and will be, covered by a prohibited transaction exemption under Section 406(a) of ERISA or Section 4975 of the Code or, in the case of a foreign, governmental or church plan subject to applicable law that is substantially similar to
Section 406 of ERISA or Section 4975 of the Code, a similar type of exemption or other applicable relief. Each investor in a note will be deemed to covenant that it will not sell, pledge or otherwise transfer such note in violation of the foregoing.

Underwriter Exemption

     The notes may be eligible for relief from specified prohibited transaction and conflict of interest rules of ERISA and the Code in reliance on administrative exemptions granted by the United States Department of Labor to specified underwriters. These underwriter exemptions provide relief from specified prohibited transaction and conflict-of-interest rules of ERISA and the Code with respect to the initial purchase, holding and subsequent resale by benefit plans of pass-through securities or securities that represent interests in an investment pool for which the underwriter is the sole underwriter or the co-manager of an underwriting syndicate and that consist of specified secured receivables, loans and other obligations that meet the conditions and requirements of the underwriter exemptions. The receivables covered by the underwriter exemptions include motor vehicle retail installment sale contracts such as those securing the notes offered by this prospectus.

     The underwriter exemptions will apply only if specific conditions are met. Among the conditions that must be satisfied for the underwriter exemptions to apply to the acquisition of the notes by a benefit plan are the following:

          (1) The acquisition of notes by a benefit plan is on terms, including the price, that are at least as favorable to the benefit plan as they would be in an arm's-length transaction with an unrelated party.

          (2) The notes acquired by the benefit plan have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Standard & Poor's, Moody's or Fitch.

          (3) The sum of all payments made to the underwriter in connection with the distribution of the notes represents not more than reasonable compensation for underwriting the notes. The sum of all payments made to and retained by the depositor pursuant to the sale of the receivables to the issuer represents not more than the fair market value of the receivables. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services as servicer under the related agreements and reimbursement of the servicer's reasonable expenses in connection with these services.

          (4) The owner trustee is a substantial financial institution and is not an affiliate, as defined in the exemption, of any other member of the "restricted group", other than the underwriter. The restricted group consists of the underwriter, any trustee, the depositor, the servicer, any subservicer, any insurer, and swap counterparty, any obligor with respect to motor vehicle retail installment sale contracts constituting more than 5% of the aggregate unamortized outstanding principal balance of the assets of the issuer as of the date of initial issuance of the notes and any affiliate of these parties.

          (5) The benefit plan investing in the notes is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act.

          (6) The issuer satisfies the following requirements:

               (a) the corpus of the issuer consists solely of assets of the type which have been included in other investment pools;

               (b) securities in these other investment pools have been rated in one of the four highest generic rating categories of one of the rating agencies specified above for at least one year prior to the benefit plan's acquisition of the notes; and

               (c) securities evidencing interests in these other investment pools have been purchased by investors other than benefit plans for at least one year prior to any benefit plan's acquisition of the notes.

          (7) The legal document establishing the issuer contains restrictions necessary to ensure that the assets of the issuer may not be reached by creditors of the depositor in the event of its bankruptcy or insolvency, the receivables sale and servicing agreements prohibit all parties from filing an involuntary bankruptcy or insolvency petition against the issuer and a true sale opinion is issued in connection with the transfer of assets to the issuer.

          (8) The acquisition of additional receivables during the funding period must satisfy the following requirements:

               (a) all additional receivables must meet the same terms and conditions for determining eligibility as the initial receivables;

               (b) the additional receivables do not result in a lower credit rating;

               (c) the characteristics of the additional receivables are substantially similar to those of the motor vehicle retail installment sale contracts described in this prospectus and the applicable prospectus supplement, and the acquisition of the additional receivables must be monitored by an independent accountant or a credit support provider or other insurance provider independent of the depositor;

               (d) the pre-funded amount must not exceed 25% of the original aggregate note balance of the offered notes; and

               (e) the pre-funding period must end the earlier of:

                    (x) three months or ninety days after the Closing Date for that transaction;

                    (y) the date on which an event of default occurs; or

                    (z) the date the amount in the pre-funding account is less than the minimum dollar amount specified in the indenture, if any.

     Some transactions are not covered by the underwriter exemptions or any other exemption. The underwriter exemptions do not exempt the acquisition and holding of securities by benefit plans sponsored by the depositor, the underwriters, the owner trustee, the indenture trustee, the servicer, any insurer, any swap counterparty or any "obligor" (as defined in the exemption) with respect to receivables included in the issuer constituting more than 5% of the aggregate unamortized outstanding principal balance of the assets in the issuer, or any affiliates of these parties. Moreover, the exemptive relief from the self-dealing/conflict-of-interest prohibited transaction rules of ERISA is available for other benefit plans only if, among other requirements:

     o a benefit plan's investment in the notes does not exceed 25% of all of the notes outstanding at the time of the acquisition;

     o immediately after the acquisition, no more than 25% of the assets of a benefit plan with respect to which the person who has discretionary authority to render investment advice are invested in securities representing an interest in an issuer containing assets sold or serviced by the same entity; and

     o in the case of the acquisition of notes in connection with their initial issuance, at least 50% of such securities are acquired by persons independent of the restricted group and at least 50% of the aggregate interest in the related issuer is acquired by persons independent of the restricted group.

     The underwriter exemptions will also apply to transactions in connection with the servicing, management and operation of the issuer, provided that, in addition to the general requirements described above, (a) these transactions are carried out in accordance with the terms of a binding pooling and servicing agreement and (b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus provided to, investing benefit plans before the plans purchase the notes issued by the issuer. All transactions relating to the servicing, management and operations of the issuer will be carried out in accordance with the administration agreement, indenture and receivables sale and servicing agreements, which will be described in all material respects in this prospectus and the applicable prospectus supplement.

     Each purchaser that is purchasing the notes in reliance on an underwriter exemption will be deemed to represent that it qualifies as an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act. In addition, each prospective purchaser of notes in reliance on an underwriter exemption should consider the possibility that the rating of a note may change during the period that note is held. If the rating were to decline below BBB-(or the equivalent rating), the note could no longer be transferred to a benefit plan in reliance on the exemption. If the ratings decline below one of the four highest generic rating categories from Standard & Poor's, Moody's or Fitch, each transferee will be deemed to represent that either (a) it is not purchasing the notes with the assets of a benefit plan, or
(b) it is an insurance company using the assets of its general account (within the meaning of PTCE 95-60) to purchase the notes and that it is eligible for and satisfies all of the requirements of Sections I and III of PTCE 95-60.

     If you are a benefit plan fiduciary considering the purchase of notes, you should consult with your counsel with respect to whether the issuer will be deemed to hold plan assets and the applicability of an underwriter exemption or another exemption from the prohibited transaction rules and determine on your own whether all conditions have been satisfied and whether the notes are an appropriate investment for a benefit plan under ERISA and the Code.

     The sale of notes to a benefit plan is in no respect a representation that this investment meets all the relevant legal requirements with respect to investment by benefit plans generally or by a particular benefit plan, or that this investment is appropriate for benefit plans generally or any particular benefit plan.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in one or more underwriting agreements with respect to the notes of a series, the depositor will agree to sell or cause the related issuer to sell to one or more underwriters named in the applicable prospectus supplement, and each of the underwriters will severally agree to purchase, the principal amount of each class of notes, as the case may be, of the related series set forth in the related underwriting agreement and in the applicable prospectus supplement. One or more classes of a series may not be subject to an underwriting agreement. Any of these classes will be retained by the depositor or will be sold in private placement.

     In the underwriting agreement with respect to any given series of notes, each applicable underwriter will agree, subject to the terms and conditions set forth in the underwriting agreement, to purchase all the notes offered by the applicable prospectus supplement if any of those notes are purchased. In the event of a default by any underwriter, each underwriting agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

     Each applicable prospectus supplement will either:

     o set forth the price at which each class of notes being offered thereby initially will be offered to the public and any concessions that may be offered to dealers participating in the offering of the notes; or

     o specify that the related notes are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of sale. After the initial public offering of any notes, the public offering prices and concessions may be changed.

     Each underwriting agreement will provide that HMFC and the depositor will indemnify the related underwriters against specified civil liabilities, including liabilities under the Securities Act or contribute to payments the several underwriters may be required to make in respect thereof. Each issuer may invest funds in its issuer Accounts in Eligible Investments acquired from the underwriters or from HMFC, the depositor or any of their affiliates.

     Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the notes in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. The underwriters do not have an "overallotment" option to purchase additional notes in the offering, so syndicate sales in excess of the offering size will result in a naked short position. The underwriters must close out any naked short position through syndicate covering transactions in which the underwriters purchase notes in the open market to cover the syndicate short position. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the notes in the open market after pricing that would adversely affect investors who purchase in the offering. Stabilizing transactions permit bids to purchase the note so long as the stabilizing bids do not exceed a specified maximum. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the notes originally sold by the syndicate member are purchased in a syndicate covering transaction. These over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the notes to be higher than they would otherwise be in the absence of these transactions. Neither the depositor nor any of the underwriters will represent that they will engage in any of these transactions or that these transactions, once commenced, will not be discontinued without notice.

     Pursuant to each underwriting agreement with respect to a given series of notes, the closing of the sale of any class of notes subject to the underwriting agreement will be conditioned on the closing of the sale of all other classes of notes of that series.

     The place and time of delivery for any series of notes in respect of which this prospectus is delivered will be set forth in the applicable prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

     This prospectus includes words such as "expects", "intends", "anticipates", "estimates" and similar words and expressions. Such words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which include, among other things, declines in general economic and business conditions, increased competitions, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond the control of HMFC, the servicer or the depositor. The forward-looking statements made in this prospectus are accurate as of the date stated on the cover of this prospectus. Neither the depositor nor any other person has an obligation to update or revise any such forward-looking statement.

                               RATING OF THE NOTES

     Any class of offered notes will initially be:

     o rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the depositor; and

     o identified in the applicable prospectus supplement as being in one of the rating agency's four highest rating categories, which are referred to as "investment grade".

     The note ratings of the offered notes should be evaluated independently from similar ratings on other types of notes. A notes rating is not a recommendation to buy, sell or hold notes and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments on a class of notes other than to say that principal will be returned no later than the final maturity date for that class of notes. There is no assurance that the ratings initially assigned to any offered notes will not be lowered or withdrawn by the rating agency. In the event the rating initially assigned to any notes is subsequently lowered for any reason, no person or entity will be obligated to provide any credit enhancement unless otherwise specified in the applicable prospectus supplement.

                             REPORTS TO NOTEHOLDERS

     Unless and until notes in definitive registered form are issued, monthly and annual reports containing information concerning the issuer and prepared by the servicer will be sent on behalf of the issuer to Cede & Co., as nominee of DTC and the registered holder of the related global notes, pursuant to the related sale and servicing agreement or other applicable transaction document. These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The servicer does not intend to send any financial reports of HMFC to noteholders. The servicer will file with the SEC all required annual, monthly and special SEC reports and other information about the issuer.

                       WHERE YOU CAN FIND MORE INFORMATION

     Hyundai ABS Funding Corporation, as depositor, has filed a registration statement with the SEC relating to the notes. This prospectus and the applicable prospectus supplement for each series are parts of our registration statement. This prospectus does not contain, and the applicable prospectus supplement will not contain, all of the information in our registration statement. For further information, please see our registration statement and the accompanying exhibits which we have filed with the SEC. This prospectus and any applicable prospectus supplement may summarize contracts and/or other documents. For further information, please see the copy of the contract or other document filed as an exhibit to the registration statement. You can obtain copies of the registration statement from the SEC upon payment of the prescribed charges, or you can examine the registration statement free of charge at the SEC's offices. Reports and other information filed with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You can obtain information on the operation of the Public Reference Section by calling 1-800-732-0330. The SEC also maintains a site on the World Wide Web at www.sec.gov at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the EDGAR system.

                           INCORPORATION BY REFERENCE

     The SEC allows us to "incorporate by reference" information we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the most recently printed information rather than contradictory information included in this prospectus or the applicable prospectus supplement. Information that will be incorporated by reference with respect to a series will be filed under the name of the issuer of that series.

     As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing us at Hyundai ABS Funding Corporation, 10550 Talbert Avenue, Fountain Valley, California 92708 or calling us at: (714) 594-1579.

                                  LEGAL MATTERS

     Certain legal matters relating to the notes of any series will be passed upon for the related issuer, depositor, the seller and the servicer by counsel specified in the applicable prospectus supplement. In addition, certain United States federal tax and other matters will be passed upon for the related issuer by counsel specified in the applicable prospectus supplement. Certain legal matters will be passed upon for the underwriters by counsel specified in the applicable prospectus supplement.

                                    GLOSSARY

     "APR" means the annual percentage rate of a receivable.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of California, Delaware, Minnesota or New York are authorized or obligated by law, executive order or government decree to be closed.

     "Closing Date" means, with respect to any series of notes, the date of initial issuance of that series of notes.

     "Collection Period" means, unless otherwise set forth in the applicable prospectus supplement, a fiscal month of the servicer immediately preceding the month in which the related payment date occurs; however, the initial Collection Period will begin and end on the dates specified in the applicable prospectus supplement.

     "Controlling Class" means, with respect to any issuer, the class or classes of notes designated as the initial "controlling class" in the applicable prospectus supplement so long as they are outstanding, and thereafter each other class or classes of notes in the order of priority designated in the applicable prospectus supplement.

     "Defaulted Receivable" has the meaning set forth in the applicable prospectus supplement.

     "Eligible Institution" has the meaning set forth in the applicable prospectus supplement.

     "Eligible Investments" has the meaning set forth in the applicable prospectus supplement.

     "financed vehicle" means a vehicle financed by the receivables.

     "financial institution" means any securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business.

     "Fitch" means Fitch, Inc.

     "issuer accounts" means the Collection Account and any other accounts to be established with respect to an issuer, including any note distribution account, pre-funding account, reserve account, spread account or yield supplement account, which accounts will be described in the applicable prospectus supplement.

     "issuer property" means, to the extent specified in the applicable prospectus supplement, the property of each issuer, which will include all right, title and interest of the issuer in and to:

     o the receivables identified on the schedule of receivables acquired on the Closing Date and on each funding date and all monies received on the receivables after the applicable cut-off date;

     o    the security interests in the financed vehicles;

     o rights under any interest rate swap agreement and payments made by the swap counterparty under that interest rate swap agreement;

     o any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the financed vehicles or obligors or refunds in connection with extended service agreements relating to Liquidated Receivables from the applicable cut-off date;

     o    any other property securing the receivables;

     o    certain rights under dealer agreements;

     o    rights of the issuer under the applicable transaction documents;

     o the rights under any credit enhancement to the extent specified in the applicable prospectus supplement;

     o    any other property specified in the applicable prospectus supplement;
          and

     o    all proceeds of the foregoing.

     "Liquidated Receivable" has the meaning set forth in the applicable prospectus supplement.

     "Moody's" means Moody's Investors Service, Inc.

     "Note Balance" means, with respect to any issuer as of any date of determination, the aggregate outstanding principal amount of the related notes.

     "Note Factor" means, with respect to any class of notes issued by an issuer, a seven-digit decimal which the servicer may compute each month indicating the Note Balance of that class of notes at the end of the month as a fraction of the original outstanding principal balance of that class of notes.

     "Original Pool Balance" means, with respect to any issuer, the aggregate outstanding principal balance of the related receivables as of the applicable cut-off date.

     "payment date" means, with respect to any series of notes, the day on which a principal or interest payment is to be made on those notes (or if that day is not a Business Day on the next succeeding Business Day).

     "Pool Balance" means, with respect to any issuer as of any date of determination, the aggregate outstanding principal balance of the related receivables.

     "Pool Factor" means, with respect to any issuer, a seven-digit decimal which the servicer may compute each month indicating the Pool Balance at the end of the month as a fraction of the Original Pool Balance plus the aggregate outstanding principal balance of any subsequent receivables added to the issuer as of the applicable subsequent cut-off date.

     "Prepayment Assumption" means the method used to assume the anticipated rate of prepayments in pricing a debt instrument.

     "Record Date" means, unless otherwise specified in any prospectus supplement or any transaction document, with respect to any payment date or redemption date, (i) for any definitive notes, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such payment date or redemption date occurs and (ii) for any book-entry notes, the close of business on the Business Day immediately preceding such payment date or redemption date.

     "SEC" means the Securities and Exchange Commission.

     "Special Tax Counsel" means Latham & Watkins LLP, as special tax counsel to the depositor.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                            INDEX OF PRINCIPAL TERMS

Term                                                                        Page
--------------------------------------------------------------------------------
administration agreement......................................................33
Administrative Purchase Payment...............................................18
Administrative Receivable.....................................................18
Advance.......................................................................37
APR...........................................................................64
benefit plan..................................................................57
Business Day..................................................................64
Clearstream, Luxembourg.......................................................29
Closing Date..................................................................64
Code..........................................................................44
Collection Account............................................................20
Collection Period.............................................................64
Controlling Class.............................................................64
Dealer Finance Managers.......................................................16
Defaulted Receivable..........................................................64
disqualified persons..........................................................57
DTC...........................................................................23
Eligible Institution..........................................................64
Eligible Investments..........................................................64
ERISA.........................................................................57
event of default..............................................................42
Exchange Act..................................................................21
financed vehicle..............................................................64
financial institution.........................................................64
Fitch.........................................................................64
FTC Rule......................................................................50
HDC Rule......................................................................50
HMFC..........................................................................13
Insolvency Laws...............................................................51
IRS...........................................................................52
issuer accounts...............................................................64
issuer property...............................................................64
Liquidated Receivable.........................................................65
Moody's.......................................................................65
Non-United States Holder......................................................55
Note Balance..................................................................65
Note Distribution Account.....................................................35
Note Factor...................................................................65
OID...........................................................................54
Original Pool Balance.........................................................65
parties in interest...........................................................57
payment date..................................................................65
Payment Due Date..............................................................19
Plan Assets Regulation........................................................58
Pool Balance..................................................................65
Pool Factor...................................................................65
Prepayment Assumption.........................................................65
prohibited transaction........................................................57
PTCE..........................................................................58
qualified stated interest.....................................................54
receivables pool..............................................................14
Record Date...................................................................65

Term                                                                        Page
--------------------------------------------------------------------------------
restricted group..............................................................59
sale and servicing Agreements.................................................33
SEC...........................................................................65
Securities Act................................................................36
servicer default..............................................................38
Short-Term Notes..............................................................54
Similar Law...................................................................58
Simple Interest Method........................................................15
Simple Interest Receivables...................................................15
Special Tax Counsel...........................................................65
Standard & Poor's.............................................................65
TIN...........................................................................30
transfer agreements...........................................................33
U.S. Person...................................................................31
UCC...........................................................................34
United States Holder..........................................................53
Warranty Purchase Payment.....................................................34
Warranty Receivable...........................................................34

********************************************************************************

The information in this prospectus supplement is not complete and may be changed. We may not sell the notes described in this prospectus supplement until the Registration Statement filed with the Securities and Exchange Commission is effective and we deliver a final prospectus supplement and attached prospectus. This prospectus supplement is not an offer to sell these notes nor is it seeking an offer to buy these notes in any state where the laws in that state do not permit the seller to offer or sell these notes.

********************************************************************************

Subject to Completion, Dated, [____________], 200[_]
PROSPECTUS SUPPLEMENT(1)
(To Prospectus Dated [___________], 200[_])

                                 [HYUNDAI LOGO]

------------------------------------
You should carefully read the "risk
factors", beginning on page S-[__]                 $[___________________]
of this prospectus supplement and
page [__] of the prospectus.             Hyundai Auto Receivables [Trust] [LLC] 200[_]
                                                             Issuer

The notes are asset-backed                       Hyundai ABS Funding Corporation
securities. The notes will be the                            Depositor
sole obligation of the issuer and
will not be obligations of or                     Hyundai Motor Finance Company
guaranteed by Hyundai Motor Finance                     Seller and Servicer
Company, Hyundai ABS Funding
Corporation or any of their
affiliates.

No one may use this prospectus
supplement to offer and sell these
notes unless it is accompanied by
the prospectus.
------------------------------------

The following notes are being offered by this prospectus supplement:

                                         Principal                    Stated Maturity
                                          Amount     Interest Rate          Date
                                         ---------   --------------   ---------------
Class A-1 Notes                                                    %
Class A-2 Notes                                                    %
Class A-3 Notes                                                    %
Class A-4 Notes                                                    %
Class B Notes                                                      %
Class C Notes                                                      %
Class D Notes                                                      %
   Total

                                                           Underwriting   Proceeds to the
                                         Price to Public     Discount        Depositor
                                         ---------------   ------------   ---------------
Per Class A-1 Note
Per Class A-2 Note
Per Class A-3 Note
Per Class A-4 Notes
Per Class B Note
Per Class C Note
Per Class D Note
   Total

----------

     o The notes are payable solely from the assets of the issuer, which consist primarily of motor vehicle retail installment sale contracts that are secured by new and used automobiles and light-duty trucks.

     o The issuer will pay interest and principal on the notes on the [___] day of each month, or the next business day if such [___] day is not a business day, starting on, [_________], [200_].

     o The issuer will pay principal on the notes in accordance with the payment priorities described in this prospectus supplement.

     o Credit enhancement will consist of overcollateralization, a reserve account with an initial deposit of $[___], and the subordination of the certificateholder's right to receive excess interest.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             [Joint Bookrunners of the Class [_], [_] and [_] Notes]

                      [Co-Managers of the Class [_] Notes]

       The date of this prospectus supplement is [______________], 200[_].

(1) This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form, to reflect the specific parties, the structure of the notes, servicing provisions, receivables pool and provisions of the transaction documents.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                              Prospectus Supplement
SUMMARY OF TERMS.............................................................S-5
   THE PARTIES...............................................................S-5
      Issuer.................................................................S-5
      Depositor..............................................................S-5
      Seller.................................................................S-5
      Servicer...............................................................S-5
      Administrator..........................................................S-5
      Trustee[s].............................................................S-5
      [Swap Counterparty]....................................................S-5
      THE OFFERED NOTES......................................................S-5
   SERVICING FEE.............................................................S-6
   ADVANCES..................................................................S-6
   PRINCIPAL AND INTEREST....................................................S-6
   EARLY REDEMPTION OF THE NOTES.............................................S-8
   ISSUER PROPERTY...........................................................S-8
   CREDIT ENHANCEMENT........................................................S-9
      Subordination of Principal and Interest................................S-9
      Reserve Account.......................................................S-10
      Excess Collections....................................................S-10
      Overcollateralization.................................................S-10
   [INTEREST RATE SWAP AGREEMENT]...........................................S-11
   ADJUSTED POOL BALANCE....................................................S-11
   [YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT]..........................S-11
   PAYMENT WATERFALL........................................................S-12
   TAX STATUS...............................................................S-13
   ERISA CONSIDERATIONS.....................................................S-13
   REGISTRATION, CLEARANCE AND SETTLEMENT...................................S-14
   MONEY MARKET INVESTMENT..................................................S-14
   RATINGS..................................................................S-14
RISK FACTORS................................................................S-15
   The return on your notes may be reduced due to varying
      economic circumstances................................................S-15
   Features of the receivables pool may result in losses....................S-15
   Your yield to maturity may be reduced by prepayments.....................S-16
   Trends in recoveries on repossessed vehicles.............................S-16
   Used vehicles included in the receivables pool may incur higher losses than new vehicles..............................................S-17
   The notes may not be a suitable investment for you.......................S-17
   Repurchase obligations are limited.......................................S-17
   Withdrawal or downgrading of the initial ratings of the notes will affect the prices for the notes upon resale ..........................S-17
   Subordinated noteholders may not be able to direct the indenture trustee upon an event of default under the indenture .................S-17
   You may suffer delays in payment or losses as a result of the manner in which principal of the notes is paid .......................S-18
   Paid-ahead simple interest contracts may affect the weighted average life of the notes ............................................S-18
   Because the notes are in book - entry form, your rights can only be exercised indirectly .................................................S-19
   Your notes may not be repaid on their stated maturity date...............S-20
   [You may experience a loss on your notes as a result of payments due to or from the swap counterparty under the interest rate swap agreement.] .....................................................S-20
   Amounts in the reserve account may not be liquid.........................S-20
   Calculation of amounts required to be on deposit in the reserve account may change....................................................S-21
   Calculation of the overcollateralization amount may change...............S-21
   You may suffer losses due to receivables with low contract rates.........S-21

   If you own Class B notes, you are subject to greater credit risk because the Class B notes are subordinate to the Class A notes........S-21
   If you own Class C notes, you are subject to greater credit risk because the Class C notes are subordinate to the Class A notes and the Class B notes.................................................S-21
   If you own Class D notes, you are subject to greater credit risk because the Class D notes are subordinate to the Class A notes, the Class B notes and the Class C notes...............................S-22
   The failure to pay interest on the subordinated classes of notes is not an event of default ...........................................S-22
   Occurrence of events of default under the indenture may result in insufficient funds to make payments on your notes .................S-22
   The occurrence of an event of default under the indenture may delay payments on the Class B notes, the Class C notes and the Class D notes.....................................................S-23
   You may suffer losses because you have limited control over actions of the issuer and conflicts between classes of notes may occur.............................................................S-23
USE OF PROCEEDS.............................................................S-24
THE ISSUER..................................................................S-25
   Limited Purpose and Limited Assets.......................................S-25
   Capitalization of the Issuer.............................................S-25
   [The Owner Trustee]......................................................S-25
   The Indenture Trustee....................................................S-26
   The Issuer Property......................................................S-26
THE RECEIVABLES POOL........................................................S-26
DELINQUENCIES, REPOSSESSIONS AND CREDIT LOSS INFORMATION....................S-32
WEIGHTED AVERAGE LIFE OF THE NOTES..........................................S-33
THE DEPOSITOR, THE SELLER AND THE SERVICER..................................S-40
THE NOTES...................................................................S-40
   General..................................................................S-40
   Payments of Interest.....................................................S-40
   Payments of Principal....................................................S-41
   Event of Default Payment Priority........................................S-42
   Optional Prepayment......................................................S-43
   Payments on the Notes....................................................S-43
   Payment of Distributable Amounts.........................................S-45
[DESCRIPTION OF THE INTEREST RATE SWAP AGREEMENT]...........................S-49
[THE SWAP COUNTERPARTY].....................................................S-50
CREDIT ENHANCEMENT..........................................................S-51
   Subordination............................................................S-51
   Reserve Account..........................................................S-52
   Overcollateralization....................................................S-52
[YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT].............................S-53
DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS........................S-55
   Accounts.................................................................S-55
   Servicing Procedures.....................................................S-55
   Servicing Compensation...................................................S-55
   Net Deposits.............................................................S-56
   Optional Purchase........................................................S-56
   Removal of Servicer......................................................S-56
LEGAL INVESTMENT............................................................S-56
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES......................S-57
ERISA CONSIDERATIONS........................................................S-57
UNDERWRITING................................................................S-59
   [Offering Restrictions]..................................................S-60
FORWARD-LOOKING STATEMENTS..................................................S-61
LEGAL OPINIONS..............................................................S-61
GLOSSARY....................................................................S-62
INDEX OF PRINCIPAL TERMS....................................................S-66

                  WHERE TO FIND INFORMATION IN THIS PROSPECTUS
                   SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     This prospectus supplement and the attached prospectus provide information about the issuer and the notes offered by this prospectus supplement and the accompanying prospectus.

     We tell you about the notes in two separate documents that progressively provide more detail:

     o the accompanying prospectus, which provides general information, some of which may not apply to your notes; and

     o this prospectus supplement, which describes the specific terms of your notes.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with other or different information. If you receive any other information, you should not rely on it. We are not offering the notes in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate on any date other than the dates stated on their respective covers.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find additional related information. You can find page numbers on which these captions are located under the Table of Contents in this prospectus supplement and the Table of Contents included in the accompanying prospectus. You can also find a listing of the pages where the principal terms are defined under "Index of PrincipalTerms" beginning on page S-[__] of this prospectus supplement and page [__] of the accompanying prospectus.

     If the description of the terms of your notes varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

                   [NOTICE TO RESIDENTS OF THE UNITED KINGDOM]

     [THIS PROSPECTUS SUPPLEMENT MAY ONLY BE COMMUNICATED OR CAUSED TO BE COMMUNICATED IN THE UNITED KINGDOM TO PERSONS AUTHORIZED TO CARRY ON A REGULATED ACTIVITY ("AUTHORIZED PERSONS") UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000 ("FSMA") OR TO PERSONS OTHERWISE HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS AND QUALIFYING AS INVESTMENT PROFESSIONALS UNDER ARTICLE 19 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2001, AS AMENDED, OR TO PERSONS QUALIFYING AS HIGH NET WORTH PERSONS UNDER
ARTICLE 49 OF THAT ORDER OR, IF DISTRIBUTED IN THE UNITED KINGDOM BY AUTHORIZED PERSONS, ONLY TO PERSONS QUALIFYING AS INVESTMENT PROFESSIONALS UNDER ARTICLE 14 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (PROMOTION OF COLLECTIVE INVESTMENT SCHEMES) (EXEMPTIONS) ORDER 2001 ("CIS ORDER") OR TO PERSONS QUALIFYING AS HIGH NET WORTH PERSONS UNDER ARTICLE 22 OF THE CIS ORDER OR TO ANY OTHER PERSON TO WHOM THIS PROSPECTUS SUPPLEMENT MAY OTHERWISE LAWFULLY BE COMMUNICATED OR CAUSED TO BE COMMUNICATED.

     NO PROSPECTUS RELATING TO THE NOTES HAS BEEN REGISTERED IN THE UNITED KINGDOM AND ACCORDINGLY, THE NOTES MAY NOT BE, AND ARE NOT BEING, OFFERED IN THE UNITED KINGDOM EXCEPT TO PERSONS WHOSE ORDINARY ACTIVITIES INVOLVE THEM IN ACQUIRING, HOLDING, MANAGING OR DISPOSING OF INVESTMENTS (AS PRINCIPAL OR AGENT) FOR THE PURPOSES OF THEIR BUSINESSES OR EXCEPT IN CIRCUMSTANCES WHICH WOULD NOT RESULT IN AN OFFER TO THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE PUBLIC OFFERS OF SECURITIES REGULATIONS 1995, AS AMENDED.

     NEITHER THIS PROSPECTUS SUPPLEMENT NOR THE NOTES ARE OR WILL BE AVAILABLE TO OTHER CATEGORIES OF PERSONS IN THE UNITED KINGDOM AND NO ONE FALLING OUTSIDE SUCH CATEGORIES IS ENTITLED TO RELY ON, AND THEY MUST NOT ACT ON, ANY INFORMATION IN THIS PROSPECTUS SUPPLEMENT. THE COMMUNICATION OF THIS PROSPECTUS SUPPLEMENT TO ANY PERSON IN THE UNITED KINGDOM OTHER THAN THE CATEGORIES STATED ABOVE IS UNAUTHORIZED AND MAY CONTRAVENE THE FSMA.]

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                                SUMMARY OF TERMS

     This summary highlights selected information from this prospectus supplement and the accompanying prospectus and does not contain all of the information that you need to consider in making your investment decision. This summary provides an overview of certain information to aid your understanding of the offering. You should carefully read this entire prospectus supplement and the accompanying prospectus to understand all of the terms of the offering.

THE PARTIES

   Issuer..........................   Hyundai Auto Receivables [Trust][LLC]
                                      200[_], a Delaware [statutory business
                                      trust][limited liability company], will
                                      issue the notes. The principal assets of
                                      the issuer will be a pool of motor vehicle
                                      retail installment sale contracts.

   Depositor.......................   Hyundai ABS Funding Corporation, a
                                      Delaware corporation, a wholly-owned
                                      special purpose subsidiary of Hyundai
                                      Motor Finance Company, is the depositor.
                                      The depositor will sell the motor vehicle
                                      retail installment sale contracts to the
                                      issuer.

                                      You may contact the depositor by mail at 10550 Talbert Avenue, Fountain Valley,
                                      California 92708, or by calling (714)
                                      594-1579.

   Seller..........................   Hyundai Motor Finance Company, a
                                      California corporation, will sell the
                                      motor vehicle retail installment sale
                                      contracts to the depositor.

   Servicer........................   Hyundai Motor Finance Company will act as
                                      the servicer. The servicer will service
                                      the motor vehicle retail installment sale
                                      contracts held by the issuer.

   Administrator...................   Hyundai Motor Finance Company will act as
                                      administrator of the issuer.

   Trustee[s]......................   [_________________________], a [national
                                      banking association], will be the
                                      indenture trustee.

                                      [[__________________________], a [Delaware
                                      banking corporation], will be the owner
                                      trustee.]

   [Swap Counterparty..............   [_________________________], a
                                      [________________], will be the swap
                                      counterparty.]

THE OFFERED NOTES..................   The issuer will issue the following notes:

                                                            Principal      Interest
                                      Class                  Balance         Rate
                                      ---------------   ----------------   --------
                                      Class A-1 notes   $[_____________]    [____]%
                                      Class A-2 notes   $[_____________]    [____]%
                                      Class A-3 notes   $[_____________]    [____]%
                                      Class A-4 notes   $[_____________]    [____]%
                                      Class B notes     $[_____________]    [____]%
                                      Class C notes     $[_____________]    [____]%
                                      Class D notes     $[_____________]    [____]%

                                      The issuer will also issue one
                                      certificate, which represents the residual interest in the issuer and is not offered hereby, and to which we refer herein as the certificate. The depositor will initially retain the certificate. Any information in

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                                      this prospectus supplement relating to the certificate is presented solely to provide you with a better understanding of the notes.

                                      The notes are issuable in an initial
                                      denomination of $1,000 and integral
                                      multiples of $1,000 in excess thereof
                                      (except for one note of each class which may be issued in a denomination other than an integral multiple of $1,000).

                                      The issuer expects to issue the notes on or about [____________], 200[_], which we refer to herein as the closing date.

SERVICING FEE......................   The servicing fee for the calendar month
                                      immediately preceding any payment date (a
                                      collection period) will be one-twelfth of
                                      [1.00]% of the pool balance as of the
                                      first day of the related collection period
                                      or, in the case of the first payment date,
                                      the pool balance as of the cut-off date.
                                      The servicer will be entitled to collect
                                      and retain as additional servicing
                                      compensation in respect of each collection
                                      period any late fees and any other
                                      administrative fees and expenses or
                                      similar charges collected during that
                                      collection period, plus any investment
                                      earnings or interest earned during that
                                      collection period from the investment of
                                      monies on deposit in the collection
                                      account and the note distribution account.

ADVANCES...........................   The servicer may elect to make a payment
                                      with respect to the aggregate amount of
                                      interest to be paid by obligors during the
                                      related collection period that remained
                                      unpaid at the end of such collection
                                      period. We refer to such a payment herein
                                      as an advance. The servicer shall not make
                                      an advance with respect to any defaulted
                                      receivable. Advances made by the servicer
                                      with respect to any receivable shall be
                                      repaid from subsequent payments on, or
                                      liquidation proceeds or other payments
                                      with respect to, such receivable.

PRINCIPAL AND INTEREST.............   Principal payments to be made will
                                      generally be divided among the classes of
                                      notes in a manner intended to maintain
                                      credit enhancement, including amounts on
                                      deposit in the reserve account, for each
                                      such class (after giving effect to such
                                      allocation) in an amount equal to the
                                      greater of the target
                                      overcollateralization amount and the
                                      following approximate percentage of the
                                      aggregate principal balance of the
                                      contracts as of the last day of the
                                      preceding month: [_____]% for the Class A
                                      notes, [_____]% for the Class B notes,
                                      [_____]% for the Class C notes and
                                      [_____]% for the Class D notes; provided,
                                      however, that prior to the payment date on
                                      which the Class A-1 notes are paid in
                                      full, all funds on deposit in the
                                      principal distribution account will be
                                      distributed to the Class A-1 notes. As a
                                      result of this allocation, after the Class
                                      A-1 notes are paid in full and after the
                                      required credit enhancement for the Class
                                      A notes is met, the Class B, Class C and
                                      Class D notes may receive a
                                      disproportionately larger percentage of
                                      principal distributions than the Class A
                                      notes that remain outstanding.

                                      On each payment date after a specified
                                      event of default under the indenture
                                      occurs and the notes are accelerated or
                                      the receivables are liquidated, no
                                      distributions of principal or interest
                                      will be made on the Class B notes until
                                      the payment in full of principal and
                                      interest on the Class A notes. Payments of principal on the Class A notes will be made first to the Class A-1 notes until the Class A-1 notes are repaid in full, and then pro rata to the Class A-2 notes, Class A-3 notes and Class A-4 notes. In addition, no distributions of principal or interest will be made on the Class C notes until payment in full of principal and interest on the Class B notes, and no distributions of principal or interest will be made on the Class D notes until payment in full of principal and interest on the Class C notes.

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                                      The issuer will generally pay principal on the notes in the following amounts and order of priority:

                                           o    to the Class A notes, the class
                                                A principal distributable amount
                                                in the following order of
                                                priority:

                                                o    to the Class A-1 notes,
                                                     until the Class A-1 notes
                                                     are paid in full;

                                                o    to the Class A-2 notes,
                                                     until the Class A-2 notes
                                                     are paid in full;

                                                o    to the Class A-3 notes,
                                                     until the Class A-3 notes
                                                     are paid in full;

                                                o    to the Class A-4 notes,
                                                     until the Class A-4 notes
                                                     are paid in full;

                                           o    to the Class B notes, the class
                                                B principal distributable amount
                                                until the Class B notes are paid
                                                in full;

                                           o    to the Class C notes, the class
                                                C principal distributable amount
                                                until the Class C notes are paid
                                                in full; and

                                           o    to the Class D notes, the class
                                                D principal distributable amount
                                                until the Class D notes are paid
                                                in full.

                                      The issuer will pay interest on the notes monthly, on the [_____] day of each month
                                      (or on the next business day), which we
                                      refer to herein as the payment date. The first payment date is [____________],
                                      200[_]. So long as the notes are in
                                      book-entry form, the issuer will make
                                      payments on the notes to the holders of
                                      record on the day immediately preceding
                                      the payment date, which we refer to herein as the record date. If the notes are issued in definitive form, the record date will be the last day of the month preceding the payment date.

                                      The Class A-1 notes will accrue interest on the basis of a 360 day year and the actual number of days from the previous payment date to but excluding the next payment date, except that the first interest accrual period will be from the closing date to but excluding
                                      [____________], 200[_]. This means that
                                      the interest due on each payment date will be the product of:

                                           o    the outstanding principal amount
                                                of the Class A-1 notes;

                                           o    the interest rate; and

                                           o    the actual number of days
                                                elapsed since the previous
                                                payment date (or in the case of
                                                the first payment date, since
                                                the closing date), to but
                                                excluding the current payment
                                                date, divided by 360.

                                      The Class A-2 notes, Class A-3 notes,
                                      Class A-4 notes, Class B notes, Class C
                                      notes and Class D notes will accrue
                                      interest on the basis of a 360 day year
                                      consisting of twelve 30 day months from
                                      the [_____] day of each calendar month to but excluding the [_____] day of the succeeding calendar month, except that the first interest accrual period will be from the closing date to but excluding
                                      [____________], 200[_]. This means that
                                      the interest due on each payment date will be the product of:

                                           o    the outstanding principal amount
                                                of the related class of notes;

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                                           o    the applicable interest rate;
                                                and

                                           o    30 (or, in the case of the first
                                                payment date, [__]) divided by
                                                360.

EARLY REDEMPTION OF THE NOTES......   The servicer may purchase all the
                                      receivables when the outstanding aggregate
                                      principal balance of the receivables
                                      declines to [10]% or less of the original
                                      total principal balance of the receivables
                                      as of the cut-off date. If the servicer
                                      exercises this "clean up call" option, any
                                      notes outstanding will be redeemed.

ISSUER PROPERTY....................   The primary assets of the issuer will be a
                                      pool of motor vehicle retail installment
                                      sale contracts secured by new and used
                                      automobiles and light duty trucks. We
                                      refer to these contracts herein as
                                      receivables or motor vehicle receivables,
                                      to the pool of those receivables as the
                                      receivable pool and to the persons who
                                      financed their purchases with these
                                      contracts as obligors.

                                      The receivables identified on the schedule of receivables delivered by the seller on the closing date will be transferred to the depositor by the seller and then transferred by the depositor to the issuer. The issuer will grant a security interest in the receivables and the other issuer property to the indenture trustee on behalf of the noteholders.

                                      In addition to the receivables, the issuer property will also include the following:

                                           o    security interests in the
                                                vehicles financed by the
                                                receivables, which we refer to
                                                herein as the financed vehicles;

                                           o    any other property securing the
                                                receivables;

                                           o    all recourse rights against the
                                                dealers which originated the
                                                receivables;

                                           o    rights to proceeds under
                                                insurance policies that cover
                                                the obligors under the
                                                receivables or the financed
                                                vehicles;

                                           o    amounts on deposit in the
                                                accounts owned by the issuer and
                                                eligible investments in those
                                                accounts;

                                           o    certain rights under the
                                                receivables purchase agreement
                                                between the depositor and the
                                                seller; and

                                           o    the proceeds of the receivables
                                                and the proceeds of any and all
                                                of the above.

                                      As of [____________], 200[_], which we
                                      refer to herein as the cut-off date, the receivables have the following characteristics:

                                           o    Aggregate Principal
                                                Balance.......$[_______________]

                                           o    Number of
                                                Receivables.............[______]

                                           o    Weighted Average Contract
                                                Rate....................[_____]%

                                           o    Weighted Average Original
                                                Term...............[____] months

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                                           o   Weighted Average Remaining Term
                                               ........[____] months

CREDIT ENHANCEMENT.................   Credit enhancement is intended to protect
                                      you against losses and delays in payments
                                      on your notes by absorbing losses on the
                                      receivables and other shortfalls in cash
                                      flows. The credit enhancement for the
                                      notes will be as follows:

                                      Class A notes   Subordination of the Class
                                                      B notes, subordination of
                                                      the Class C notes,
                                                      subordination of the Class
                                                      D notes, the reserve
                                                      account,
                                                      overcollateralization and
                                                      the subordination of the
                                                      certificateholder's right
                                                      to receive excess
                                                      collections.

                                      Class B notes   Subordination of the Class
                                                      C notes, subordination of
                                                      the Class D notes, the
                                                      reserve account,
                                                      overcollateralization and
                                                      the subordination of the
                                                      certificateholder's right
                                                      to receive excess
                                                      collections.

                                      Class C notes   Subordination of the Class
                                                      D notes, the reserve
                                                      account,
                                                      overcollateralization and
                                                      the subordination of the
                                                      certificateholder's right
                                                      to receive excess
                                                      collections.

                                      Class D notes   The reserve account,
                                                      overcollateralization and
                                                      the subordination of the
                                                      certificateholder's right
                                                      to receive excess
                                                      collections.

Subordination of Principal and
   Interest........................   As long as the Class A notes remain
                                      outstanding:

                                           o   payments of interest on the Class
                                               B notes, the Class C notes and
                                               the Class D notes will be
                                               subordinated to payments of
                                               interest on the Class A notes
                                               and, in certain circumstances,
                                               payments of principal on the
                                               Class A notes; and

                                           o   payments of principal on the
                                               Class B notes, the Class C notes
                                               and the Class D notes will be
                                               subordinated to payment of
                                               interest and principal on the
                                               Class A notes.

                                      As long as the Class A notes or Class B
                                      notes remain outstanding:

                                           o   payments of interest on the Class
                                               C notes and the Class D notes
                                               will be subordinated to payments
                                               of interest on the Class A notes
                                               and Class B notes and, in certain
                                               circumstances, payments of
                                               principal on the Class A notes
                                               and the Class B notes; and

                                           o   payments of principal on the
                                               Class C notes and the Class D
                                               notes will be subordinated to
                                               payment of interest and principal
                                               on the Class A notes and the
                                               Class B notes.

                                      As long as the Class A notes, Class B
                                      notes or Class C notes remain outstanding:

                                           o   payments of interest on the Class
                                               D notes will be subordinated to
                                               payments of interest on the Class
                                               A notes, the Class B notes and
                                               the Class C notes and, in certain
                                               circumstances, payments of
                                               principal on the Class A notes,
                                               the Class B notes and the Class C
                                               notes; and

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                                           o   payments of principal on the
                                               Class D notes will be
                                               subordinated to payment of
                                               interest and principal on the
                                               Class A notes, the Class B notes
                                               and the Class C notes.

                                      See "The Notes--Payments of Interest" and
                                      "--Payments of Principal" in this
                                      prospectus supplement.

Reserve Account....................   On the closing date, the issuer will
                                      establish an account, which we refer to
                                      herein as the reserve account, and will
                                      make a deposit thereto of an amount equal
                                      to $[_______________] which is [____]% of
                                      the adjusted pool balance as of the
                                      cut-off date. The reserve account will be
                                      an asset of the issuer and will be an
                                      eligible account held by the indenture
                                      trustee, and will be pledged to the
                                      indenture trustee for the benefit of the
                                      noteholders.

                                      On each payment date, after making
                                      required payments to the servicer[, the
                                      swap counterparty] and the holders of the notes, the issuer will make a deposit to the reserve account to the extent necessary to cause the amount on deposit in the reserve account to equal the reserve account required amount.

                                      The amount which we refer to as the
                                      reserve account required amount with
                                      respect to any payment date is equal to
                                      [____]% of the adjusted pool balance as of the cut-off date. However, in no event will the reserve account required amount be more than the then outstanding principal amount of the notes. As of any payment date, the amount of funds actually on deposit in the reserve account may, in certain circumstances, be less than the reserve account required amount.

                                      All amounts on deposit in the reserve
                                      account on any payment date will be
                                      available to make up shortfalls in the
                                      amounts payable to the noteholders on such payment date to the extent described herein. On each payment date, amounts on deposit in the reserve account in excess of the reserve account required amount may be released to the certificateholder, subject to certain conditions set forth in the sale and servicing agreement. The noteholders will have no further interest in or rights with respect to any amounts so released from the reserve account.

                                      Amounts on deposit in the reserve account will be invested as provided in the sale and servicing agreement in eligible investments. Any amounts held on deposit in the reserve account and any investment earnings thereon will be the property of the issuer.

Excess Collections.................   The certificateholder is entitled to
                                      receive collections on the receivables
                                      which are not used by the issuer to make
                                      other required payments. The
                                      certificateholder's right to receive
                                      excess collections is subordinated to the
                                      payment of the amounts described in
                                      clauses 1 through [13] under "--Payment
                                      Waterfall" below.

Overcollateralization..............   On the closing date, the adjusted pool
                                      balance will exceed the principal amount
                                      of the notes of all classes by
                                      approximately $[__________________], which
                                      is approximately [____]% of the adjusted
                                      pool balance as of the cut-off date. This
                                      excess represents overcollateralization.
                                      The level of overcollateralization, as of
                                      each payment date, is required to increase
                                      to, and thereafter be maintained at, a
                                      target level equal to [_____]% of the
                                      outstanding adjusted pool balance less the
                                      amounts in the reserve account on such
                                      payment date, after giving effect to
                                      withdrawals from, but prior to deposits
                                      to, the reserve account on such payment
                                      date. In general, the target amount of
                                      overcollateralization will decrease as the

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                                      adjusted pool balance decreases. However, the target amount of overcollateralization on any payment date will generally not be less than [____]% of the adjusted pool balance as of the cut-off date.

[INTEREST RATE SWAP AGREEMENT].....   [The issuer will enter into a transaction
                                      under an interest rate swap agreement with
                                      the swap counterparty with respect to the
                                      floating rate notes, which are the Class
                                      [___] notes. The interest rate swap may
                                      provide the issuer with an additional
                                      source of funds to make payments on the
                                      notes.

                                      Under the interest rate swap agreement, on each payment date the issuer generally will be obligated to pay the swap counterparty a fixed interest rate payment and the swap counterparty generally will be obligated to pay the issuer a floating interest rate payment. For each transaction under the interest rate swap,
                                      (1) the fixed interest rate payment will be based on [__]%, (2) the floating interest rate payment will be based on [LIBOR] plus the applicable spread for the Class [___] notes and (3) the notional amount will equal the aggregate outstanding principal amount from time to time of the Class [___] notes.

                                      Payments on the interest rate swap
                                      agreement will be exchanged on a net
                                      basis. The obligations of the issuer under the interest rate swap agreement are secured by the property of the issuer under the indenture. Net swap payments owed by the issuer to the swap counterparty (other than swap termination payments) rank higher in priority than all payments on the notes.

                                      The interest rate swap agreement may be
                                      terminated upon an event of default or
                                      other termination event specified in the interest rate swap agreement. If the interest rate swap agreement is terminated due to an event of default or other termination event, a termination payment may be due to the swap counterparty by the issuer out of available funds. Any swap termination payment is subordinated to payments of [principal and] interest on the notes.

                                      If the swap counterparty's credit rating ceases to be rated at the levels required to maintain the then-current ratings assigned to the notes by the rating agencies, the issuer will be entitled to terminate the interest rate swap agreement unless the swap counterparty: (1) posts collateral to secure its obligations under the interest rate swap agreement, (2) assigns the interest rate swap agreement to an eligible substitute swap counterparty, (3) obtains a guaranty by an institution with the requisite ratings or
                                      (4) establishes other arrangements
                                      satisfactory, in each case, to maintain
                                      the ratings assigned to the notes.

                                      For a more detailed description of the
                                      interest rate swap agreement and the swap counterparty, see "Description of the
                                      Interest Rate Swap Agreement" and "The
                                      Swap Counterparty" in this prospectus
                                      supplement.]

ADJUSTED POOL BALANCE..............   The adjusted pool balance on any day is
                                      equal to the aggregate principal balance
                                      of the receivables as of the end of a
                                      collection period or, initially, as of the
                                      cut-off date, minus the yield supplement
                                      overcollateralization amount as of the
                                      related payment date or, initially, as of
                                      the cut-off date.

[YIELD SUPPLEMENT
   OVERCOLLATERALIZATION AMOUNT]...   [On the closing date, there will be an
                                      additional balance of receivables in the
                                      amount of $[____________________]
                                      representing the initial yield supplement
                                      overcollateralization amount, which is
                                      approximately [____]% of the aggregate

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                                      principal balance of all receivables of
                                      the issuer as of the cut-off date. The
                                      yield supplement overcollateralization
                                      amount will decline on each payment date.
                                      The yield supplement overcollateralization amount is intended to compensate for the low annual percentage rates on some of the receivables.]

PAYMENT WATERFALL..................   From collections on the receivables during
                                      the prior calendar month and amounts
                                      withdrawn from the reserve account, the
                                      issuer will pay the following amounts on
                                      each payment date generally in the
                                      following order of priority:

                                      1.   To the servicer, the servicing fee
                                           and all unpaid servicing fees from
                                           prior collection periods and amounts
                                           in respect of reimbursement for
                                           unreimbursed advances,

                                      2.   [To the swap counterparty, the net
                                           swap payment (other than swap
                                           termination payments),]

                                      3.   To the Class A noteholders, the
                                           accrued and unpaid interest on the
                                           Class A notes,

                                      4.   To the principal distribution
                                           account, the first priority principal
                                           distribution amount which will
                                           generally be an amount equal to the
                                           excess of:

                                           o   the outstanding principal amount
                                               of the Class A notes, over

                                           o   the adjusted pool balance;

                                      5.   To the Class B noteholders, accrued
                                           and unpaid interest on the Class B
                                           notes,

                                      6.   To the principal distribution
                                           account, the second priority
                                           principal distribution amount which
                                           will generally be an amount equal to
                                           the excess of:

                                           o   the sum of the outstanding
                                               principal amount of the Class A
                                               notes and Class B notes, over

                                           o   the adjusted pool balance;

                                           provided that this amount will be
                                           reduced by any amounts previously
                                           deposited in the principal
                                           distribution account in accordance
                                           with clause [4] above,

                                      7.   To the Class C noteholders, accrued
                                           and unpaid interest on the Class C
                                           notes,

                                      8.   To the principal distribution
                                           account, the third priority principal
                                           distribution amount which will
                                           generally be an amount equal to the
                                           excess of:

                                           o   the sum of the outstanding
                                               principal amount of the Class A
                                               notes, Class B notes and Class C
                                               notes, over

                                           o   the adjusted pool balance;

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                                           provided that this amount will be
                                           reduced by any amounts previously
                                           deposited in the principal
                                           distribution account in accordance
                                           with clauses [4] and [6] above,

                                      9.   To the Class D noteholders, accrued
                                           and unpaid interest on the Class D
                                           notes,

                                      10.  To the principal distribution
                                           account, the regular principal
                                           distribution amount which will
                                           generally be an amount equal to the
                                           excess of:

                                           o   the sum of the outstanding
                                               principal amount of the notes,
                                               over

                                           o   the adjusted pool balance minus
                                               the target overcollateralization
                                               amount;

                                           provided that this amount will be
                                           reduced by any amounts previously
                                           deposited in the principal
                                           distribution account in accordance
                                           with clauses [4], [6] and [8] above,

                                      11.  [To the swap counterparty, any swap
                                           termination payments,]

                                      12.  To the reserve account, the amount,
                                           if any, necessary to cause the amount
                                           on deposit in the reserve account to
                                           equal the reserve account required
                                           amount,

                                      13.  To the indenture trustee and the
                                           owner trustee, the indenture trustee
                                           fee and owner trustee fee,
                                           respectively, to the extent not paid
                                           by the servicer, and all unpaid
                                           indenture trustee fees and owner
                                           trustee fees from prior collection
                                           periods to the extent not otherwise
                                           paid by the servicer, and

                                      14.  Any remaining funds will be
                                           distributed to the holder of the
                                           certificate, which we refer to herein
                                           as the certificateholder.

                                           For more detailed information
                                           concerning the payment waterfall, you
                                           should refer to "The Notes."

TAX STATUS.........................   Latham & Watkins LLP, special federal tax
                                      counsel to the issuer, is of the opinion
                                      that, subject to the assumptions and
                                      limitations set forth in such opinions,
                                      for U.S. federal income tax purposes: (1)
                                      the notes will be characterized as
                                      indebtedness and (2) the issuer will not
                                      be classified as an association taxable as
                                      a corporation or as a publicly traded
                                      partnership taxable as a corporation.

                                      If you purchase the notes, you will agree to treat the notes as debt for federal, state and local income and franchise tax purposes. The depositor and any subsequent purchaser of the certificate will agree to treat the issuer for federal, state and local income tax purposes: (1) as either a partnership or a grantor trust in which the certificateholders are partners or grantors, as the case may be, or (2) if there is only one beneficial owner of the certificate, as either a "disregarded entity" or a grantor trust.

                                      See "Material United States Federal Income
                                      Tax Consequences" in this prospectus
                                      supplement and in the accompanying
                                      prospectus.

ERISA CONSIDERATIONS...............   Subject to the satisfaction of important
                                      conditions described under "ERISA
                                      Considerations" in this prospectus
                                      supplement and in the accompanying
                                      prospectus, the notes may be purchased by
                                      employee benefit plans or other

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                                      retirement arrangements. If you are a
                                      benefit plan fiduciary considering the
                                      purchase of the notes or if you intend to purchase the notes on behalf of an entity deemed to hold "plan assets" of any employee benefit plan or other retirement arrangements, you should, among other things, consult with your counsel in determining whether all required conditions have been satisfied.

                                      See "ERISA Considerations" in this
                                      prospectus supplement and in the
                                      accompanying prospectus.

REGISTRATION, CLEARANCE AND
   SETTLEMENT......................   The notes will be issued in book-entry
                                      form through DTC, Clearstream or
                                      Euroclear.

MONEY MARKET INVESTMENT............   The Class A-1 notes have been structured
                                      to be eligible securities for purchase by
                                      money market funds under Rule 2a-7 under
                                      the Investment Company Act of 1940, as
                                      amended. If you are a money market fund
                                      contemplating a purchase of Class A-1
                                      notes, before making such a purchase you
                                      should consult your counsel regarding the
                                      eligibility of the Class A-1 notes under
                                      Rule 2a-7 and whether an investment in the
                                      Class A-1 notes satisfies the fund's
                                      investment policies and objectives.

RATINGS............................   It is a condition to the issuance of the
                                      notes that the notes will receive the
                                      following ratings from Standard & Poor's
                                      Ratings Services, a division of The
                                      McGraw-Hill Companies, Inc. and referred
                                      to herein as Standard & Poor's, Moody's
                                      Investors Service, Inc., which we refer to
                                      herein as Moody's, and Fitch, Inc., which
                                      we refer to herein as Fitch. We refer
                                      herein to Fitch, Standard & Poor's and
                                      Moody's each as a rating agency and
                                      together as the rating agencies:

                                              Standard
                                      Class   & Poor's   Moody's   Fitch
                                      -----   --------   -------   -----
                                       A-1
                                       A-2
                                       A-3
                                       A-4
                                       B
                                       C
                                       D

                                      There can be no assurance that a rating
                                      will not be lowered or withdrawn by an
                                      assigning rating agency.

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                                  RISK FACTORS

     An investment in the Notes involves significant risks. Before you decide to invest, we recommend that you carefully consider the following risk factors in addition to the risk factors on page [_] of the accompanying prospectus.

The return on your notes may be       A deterioration in economic conditions
reduced due to varying economic       could adversely affect the ability and
circumstances.                        willingness of obligors to meet their
                                      payment obligations under the receivables.
                                      An improvement in economic conditions
                                      could result in prepayments by the
                                      obligors of their payment obligations
                                      under the receivables. No prediction or
                                      assurance can be made as to the effect of
                                      an economic downturn or economic growth on
                                      the rate of delinquencies, losses and
                                      prepayments of the receivables.

Features of the receivables pool      There are a number of features of the
may result in losses.                 receivables in the pool that create
                                      additional risk of loss, including the
                                      following:

                                      o    The concentration of the receivables
                                           in specific geographic areas may
                                           increase the risk of loss. Economic
                                           and weather-related conditions in the
                                           states where obligors reside may
                                           affect the delinquency, loss and
                                           repossession experience of the issuer
                                           with respect to the receivables.
                                           Economic conditions in any state or
                                           region may decline over time and from
                                           time to time. Because of the
                                           concentration of the obligors in
                                           certain states, any adverse economic
                                           conditions in those states may have a
                                           greater effect on the performance of
                                           the notes than if the concentration
                                           did not exist. As of the cut-off
                                           date, the seller's records indicate
                                           that, based on the state where the
                                           vehicles relating to the receivables
                                           are titled, the receivables were
                                           concentrated in the following states:

                                                                   Percentage
                                                                    of Total
                                           State               Principal Balance
                                           -----               -----------------






                                           No other state constituted more than
                                           [___]% of the aggregate principal
                                           balance of the receivables as of the
                                           cut-off date.

                                           For a discussion of the breakdown of
                                           the receivables by state, we refer
                                           you to "The Receivables Pool" in this
                                           prospectus supplement.

                                      o    Newly originated contracts may be
                                           more likely to default, which may
                                           cause losses. Defaults on motor
                                           vehicle receivables tend to occur at
                                           higher rates during the early years
                                           of the contract. Substantially all of
                                           the receivables will have been
                                           originated within 12 months prior to
                                           the sale to the issuer. As a result,
                                           the issuer may experience higher
                                           rates of default on the

                                           receivables than if the receivables
                                           had been outstanding for a longer
                                           period of time.

                                      o    Lower credit quality obligors on
                                           certain of the receivables have a
                                           higher likelihood of defaulting.
                                           Although the seller primarily
                                           purchases motor vehicle retail
                                           installment sale contracts with
                                           obligors that are classified as prime
                                           credits, up to [___]% of the
                                           receivables, by outstanding principal
                                           amount, may have obligors that are
                                           classified, for credit scoring
                                           purposes, as non-prime or sub-prime
                                           obligors. Non-prime and sub-prime
                                           obligors are more likely to be
                                           delinquent in payments and to default
                                           on their contracts. The seller
                                           adjusts its pricing, amount
                                           financed-to-value ratios and other
                                           origination and servicing criteria to
                                           maximize overall realization on these
                                           contracts. There can be no assurance,
                                           however, that the inclusion of these
                                           receivables in the portfolio will not
                                           result in higher overall loss
                                           experience or cause an increase in
                                           the required credit enhancement.

Your yield to maturity may be         The pre-tax yield to maturity is uncertain
reduced by prepayments.               and will depend on a number of factors
                                      including the following:

                                      o    The rate of return of principal is
                                           uncertain. The amount of
                                           distributions of principal on your
                                           notes and the time when you receive
                                           those distributions depends on the
                                           amount and times at which obligors
                                           make principal payments on the
                                           receivables. Those principal payments
                                           may be regularly scheduled payments
                                           or unscheduled payments resulting
                                           from prepayments or defaults of the
                                           receivables.

                                      o    You may be unable to reinvest
                                           distributions in comparable
                                           investments. Asset backed securities,
                                           like the notes, usually produce a
                                           faster return of principal to
                                           investors if market interest rates
                                           fall below the interest rates on the
                                           receivables and produce a slower
                                           return of principal when market
                                           interest rates are above the interest
                                           rates on the receivables. As a
                                           result, you are likely to receive
                                           more money to reinvest at a time when
                                           other investments generally are
                                           producing a lower yield than that on
                                           your notes, and are likely to receive
                                           less money to reinvest when other
                                           investments generally are producing a
                                           higher yield than that on your notes.
                                           You will bear the risk that the
                                           timing and amount of distributions on
                                           your notes will prevent you from
                                           attaining your desired yield.

                                      o    An early redemption will shorten the
                                           life of your investment which may
                                           reduce your yield to maturity. If the
                                           receivables are sold upon exercise of
                                           a "clean-up call" redemption by the
                                           servicer, you will receive the
                                           remaining principal amount of your
                                           notes plus accrued interest through
                                           the related interest period. Because
                                           your notes will no longer be
                                           outstanding, you will not receive the
                                           additional interest payments that you
                                           would have received had the notes
                                           remained outstanding. If you bought
                                           your notes at par or at a premium,
                                           your yield to maturity will be lower
                                           than it would have been if the
                                           optional redemption had not been
                                           exercised. The issuer is not required
                                           to pay any redemption premium or
                                           make-whole payment.

Trends in recoveries on repossessed   Recoveries realized on repossessed
vehicles.                             vehicles have declined recently. The net
                                      proceeds realized on sales of repossessed
                                      vehicles in the secondary market for motor
                                      vehicles have declined from levels of
                                      approximately [__]% of the average
                                      outstanding principal balances remaining
                                      due under the applicable contracts in
                                      fiscal year 2001 to current levels for
                                      fiscal year 2003 of approximately [__]% of
                                      the average outstanding principal balances
                                      remaining

                                      due under the applicable contracts. This is primarily due to generally lower resale values in the secondary market as a result, in part, of reduced demand for used car purchases and oversupply from the reduction of rental car company inventories.

Used vehicles included in the         Some of the receivables are secured by
receivables pool may incur higher     financed vehicles that were used vehicles
losses than new vehicles.             at the time of purchase by the applicable
                                      obligor. Because the value of a used
                                      vehicle is more difficult to determine
                                      than that of a new vehicle, a greater loss
                                      may be incurred if a used vehicle must be
                                      repossessed and sold. See "The Receivables
                                      Pool--Composition of the Receivables Pool"
                                      in this prospectus supplement.

The notes may not be a suitable       The notes are not a suitable investment if
investment for you.                   you require a regular or predictable
                                      schedule of payments or payment on any
                                      specific date. The notes are complex
                                      investments that should be considered only
                                      by investors who, either alone or with
                                      their financial, tax and legal advisors,
                                      have the expertise to analyze the
                                      prepayment, reinvestment, default and
                                      market risks, the tax consequences of an
                                      investment in the notes and the
                                      interaction of these factors.

Repurchase obligations are limited.   The issuer will be obligated to remove
                                      from the issuer property, the depositor
                                      will be obligated to repurchase from the
                                      issuer and the seller will be obligated to
                                      repurchase from the depositor, any
                                      receivable if there is a breach of the
                                      representations or warranties with respect
                                      to such receivable (and such breach is not
                                      cured) which materially and adversely
                                      affects the interests of the noteholders
                                      in such receivable. The issuer, the
                                      depositor and the seller will represent
                                      that each receivable is secured by a
                                      financed vehicle and that each receivable
                                      was originated in accordance with the
                                      seller's credit policy as of the date of
                                      such origination. The issuer, the
                                      depositor and the seller will make
                                      warranties with respect to the perfection
                                      and priority of the security interests in
                                      the financed vehicles other than any
                                      statutory lien arising on or after the
                                      closing date which may have priority even
                                      over perfected security interests in the
                                      financed vehicles. While the issuer, the
                                      depositor and the seller are obligated to
                                      remove or repurchase any receivable if
                                      there is a breach of any of their
                                      respective representations and warranties
                                      relating thereto which materially and
                                      adversely affects the interests of the
                                      noteholders in such receivable, there can
                                      be no assurance given that any entity will
                                      financially be in a position to fund its
                                      repurchase obligation.

Withdrawal or downgrading of the      A rating is not a recommendation to buy,
initial ratings of the notes will     sell or hold notes. The ratings are an
affect the prices for the notes       assessment by the rating agencies of the
upon resale.                          likelihood that interest on a class of
                                      notes will be paid on a timely basis and
                                      that a class of notes will be paid in full
                                      by its stated maturity date. Similar
                                      ratings on different types of notes do not
                                      necessarily mean the same thing. You
                                      should analyze the significance of each
                                      rating independently from any other
                                      rating. A rating agency may change its
                                      rating of the notes after the notes are
                                      issued if that rating agency believes that
                                      circumstances have changed. Any subsequent
                                      change in a rating will likely affect the
                                      price that a subsequent purchaser would be
                                      willing to pay for the notes and affect
                                      your ability to resell your notes. The
                                      ratings do not consider to what extent the
                                      notes will be subject to prepayment.

Subordinated noteholders may not be   If an event of default occurs under the
able to direct the indenture          indenture, only the holders of the
trustee upon an event of default      controlling class of notes may waive that
under the indenture.                  event of default, accelerate the maturity
                                      dates of the notes or direct or consent to
                                      any action under the indenture. The
                                      holders of any outstanding subordinate
                                      class or classes of notes will not have
                                      any rights to direct or to consent to any
                                      action until each of the

                                      more senior class or classes of notes have been repaid in full.

You may suffer delays in payment or   No principal will be paid on any class of
losses as a result of the manner in   notes until the Class A-1 notes have been
which principal of the notes is       paid in full. After the Class A-1 notes
paid.                                 have been paid in full, the aggregate
                                      principal distribution amount for any
                                      payment date will be divided among the
                                      remaining classes of the Class A notes,
                                      the Class B notes, the Class C notes and
                                      the Class D notes in a manner intended to
                                      maintain the credit enhancement, including
                                      amounts on deposit in the reserve account,
                                      for each such class, after giving effect
                                      to such allocation, in an amount equal to
                                      the greater of the target
                                      overcollateralization amount and the
                                      following approximate percentages of the
                                      aggregate principal balances of the
                                      receivables: [_____]% for the Class A
                                      notes, [_____]% for the Class B notes,
                                      [_____]% for the Class C notes and
                                      [_____]% for the Class D notes. In
                                      addition, principal of the Class A-2
                                      notes, the Class A-3 notes and the Class
                                      A-4 notes will be paid sequentially.

                                      A portion of the principal of the Class B notes, the Class C notes and the Class D notes may be paid before payment in full of the later maturing classes of Class A notes. Holders of the Class B notes, the Class C notes and the Class D notes are not required to return any amounts paid to them as principal even if an event of default under the indenture occurs and the indenture trustee sells the assets of the issuer at a price insufficient to pay the balance of the later maturing classes of Class A notes. If this occurs, the holders of later maturing classes of Class A notes could suffer a loss on their investment.

                                      In addition, classes of notes that receive payments, particularly principal payments, at lower priorities than other classes may be outstanding longer and therefore will be exposed to the risk of losses on the receivables during periods after the other classes that have been receiving most or all amounts payable on their notes have been repaid, and after which a disproportionate amount of credit enhancement may have been applied and not replenished. As discussed below under
                                      "--The occurrence of an event of default under the indenture may delay payments on the Class B notes, the Class C notes and the Class D notes", the subordination of the Class B notes, the Class C notes and the Class D notes will increase after an event of default occurs, resulting in an even more pronounced effect on payment.

                                      As a result, the yields of the later
                                      maturing classes of Class A notes will be sensitive, and the yields of the Class B notes, Class C notes and Class D notes will be very sensitive, to losses on the receivables and the timing of such losses.
                                      If the actual rate and amount of losses
                                      exceed your expectations, and if amounts in the reserve account are insufficient to cover the resulting shortfalls, the yield to maturity on your notes may be lower than anticipated, and you could suffer a loss.

Paid-ahead simple interest            If an obligor on a simple interest
contracts may affect the weighted     contract makes a payment on the contract
average life of the notes.            ahead of schedule (for example, because
                                      the obligor intends to go on vacation),
                                      the weighted average life of the notes
                                      could be affected. This is because the
                                      additional scheduled payments will be
                                      treated as a principal prepayment and
                                      applied to reduce the principal balance of
                                      the related contract and the obligor will
                                      generally not be required to make any
                                      scheduled payments during the period for
                                      which it has paid ahead. During this
                                      paid-ahead period, interest will continue
                                      to accrue on the principal balance of the
                                      contract, as reduced by the application of
                                      the additional scheduled payments, but the
                                      obligor's contract would not be considered
                                      delinquent. While the servicer may be
                                      required to

                                      make interest advances during this period, no principal advances will be made.
                                      Furthermore, when the obligor resumes his required payments, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the obligor. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the contract.

                                      The payment by the trust of the paid-ahead principal amount on the notes will generally shorten the weighted average life of the notes. However, depending on the length of time during which a paid-ahead simple interest contract is not amortizing as described above, the weighted average life of the notes may be extended. In addition, to the extent the servicer makes advances on a paid-ahead simple interest contract that subsequently goes into default, the loss on this contract may be larger than would have been the case had advances not been made because liquidation proceeds for the contract will be applied first to reimburse the servicer its advances.

                                      HMFC's portfolio of retail installment
                                      sales contracts has historically included simple interest contracts that have been paid ahead by one or more scheduled monthly payments. There can be no assurance as to the number of simple interest contracts in the trust that may become paid-ahead or the number or the principal amount of the scheduled payments that may be paid ahead.

Because the notes are in book-entry   Because the notes will be issued in
form, your rights can only be         book-entry form, you will be required to
exercised indirectly.                 hold your interest in the notes through
                                      The Depository Trust Company in the United
                                      States, or Clearstream Banking societe
                                      anonyme or the Euroclear System in Europe
                                      or Asia. Transfers of interests in the
                                      notes within The Depository Trust Company,
                                      Clearstream Banking societe anonyme or the
                                      Euroclear System must be made in
                                      accordance with the usual rules and
                                      operating procedures of those systems. So
                                      long as the notes are in book-entry form,
                                      you will not be entitled to receive a
                                      definitive note representing your
                                      interest. The notes will remain in
                                      book-entry form except in the limited
                                      circumstances described under the caption
                                      "DESCRIPTION OF THE NOTES - Book-Entry
                                      Registration, Global Clearance, Settlement
                                      and Tax Documentation Procedures" in the
                                      accompanying prospectus. Unless and until
                                      the notes cease to be held in book-entry
                                      form, neither the indenture trustee nor
                                      the owner trustee will recognize you as a
                                      "Noteholder," as such term is used in the
                                      indenture and the trust agreement. As a
                                      result, you will only be able to exercise
                                      the rights of Noteholders indirectly
                                      through The Depository Trust Company (in
                                      the United States) and its participating
                                      organizations, or Clearstream Banking
                                      societe anonyme and the Euroclear System
                                      (in Europe or Asia) and their
                                      participating organizations. Holding the
                                      notes in book-entry form could also limit
                                      your ability to pledge your notes to
                                      persons or entities that do not
                                      participate in The Depository Trust
                                      Company, Clearstream Banking societe
                                      anonyme or the Euroclear System and to
                                      take other actions that require a physical
                                      certificate representing the note.

                                      Interest and principal on the notes will be paid by the trust to The Depository
                                      Trust Company as the record holder of the notes while they are held in book-entry form. The Depository Trust Company will credit payments received from the trust to the accounts of its participants which, in turn, will credit those amounts to noteholders either directly or indirectly through indirect participants. This process may delay your receipt of principal and interest payments from the trust.

Your notes may not be repaid on       It is expected that final payment of each
their stated maturity date.           class of notes will occur on or prior to
                                      the respective stated maturity dates.
                                      Failure to make final payment of any class
                                      of notes on or prior to the respective
                                      stated maturity dates would constitute an
                                      event of default under the indenture.
                                      However, no assurance can be given that
                                      sufficient funds will be available to pay
                                      each class of notes in full on or prior to
                                      the stated maturity date. If sufficient
                                      funds are not available, final payment of
                                      any class of notes could occur later than
                                      the stated maturity date for that class.

[You may experience a loss on your    [The issuer will enter into an interest
notes as a result of payments due     rate swap agreement because the
to or from the swap counterparty      receivables owned by the issuer bear
under the interest rate swap          interest at fixed rates while the Class
agreement.]                           [___] notes will bear interest at a
                                      floating rate based on [LIBOR]. The issuer
                                      will use payments made by the swap
                                      counterparty as an additional source of
                                      funds to make payments on each payment
                                      date in accordance with the payment
                                      waterfall.

                                      During those periods in which the floating rate payable by the swap counterparty is substantially greater than the fixed rate payable by the issuer, the issuer will be more dependent on receiving payments from the swap counterparty in order to make payments on the notes in accordance with the payment waterfall. If the swap counterparty fails to pay the net amount due, collections on the receivables, together with funds on deposit in the reserve account, may be insufficient to make payments of interest and principal on your notes on any payment date.
                                      Consequently, you may experience delays
                                      and/or reductions in the interest and
                                      principal payments on your notes.

                                      The interest rate swap agreement generally may not be terminated except upon failure of either the swap counterparty or the issuer to make payments when due, insolvency of the swap counterparty or the issuer, illegality or the failure of the swap counterparty to post collateral, assign the interest rate swap agreement to an eligible counterparty or take other remedial action if the swap counterparty's credit ratings drop below the levels required by the interest rate swap agreement. Depending on the reason for the termination and the prevailing [LIBOR] rate at the time of termination, a termination payment may be due to the issuer or to the swap counterparty. Any such termination payment could, if market interest rates and other conditions have changed materially, be substantial.

                                      If the swap counterparty fails to make a termination payment owed to the issuer under the interest rate swap agreement, the issuer may not be able to enter into a replacement interest rate swap agreement.
                                      If this occurs, the amount available to
                                      pay principal of and interest on the notes will be reduced to the extent the interest rate on each of the Class [___] notes supported by the interest rate swap agreement exceeds the fixed rate the issuer would have been required to pay the swap counterparty under the interest rate swap agreement.

                                      If the interest rate swap agreement is
                                      terminated and no replacement is entered into, and collections on the receivables and amounts on deposit in the reserve account are insufficient to make all payments on any payment date in accordance with the payment waterfall, you may experience delays and/or reductions in the interest and principal payments on your notes.]

Amounts in the reserve account may    Funds in the reserve account may be
not be liquid.                        invested in permitted investments that
                                      will not mature prior to the next payment
                                      date if each rating agency confirms that
                                      doing so will not affect its ratings on
                                      the notes. These investments will not be
                                      sold to cover any shortfalls that occur on
                                      a payment date. This could delay

                                      payments to you because these funds would not be available on a particular payment date.

Calculation of amounts required to    The servicer may, from time to time after
be on deposit in the reserve          the date of this prospectus supplement,
account may change.                   request each rating agency to approve a
                                      formula for determining the amount
                                      required to be on deposit in the reserve
                                      account that is different from the formula
                                      described under "Credit Enhancement -
                                      Reserve Account" or change the manner by
                                      which the reserve account is funded. If
                                      each rating agency delivers a letter to
                                      the indenture trustee to the effect that
                                      the use of any new formula will not result
                                      in a qualification, reduction or
                                      withdrawal of its then-current rating of
                                      any class of the notes, then the amount
                                      required to be on deposit in the reserve
                                      account will be determined in accordance
                                      with the new formula.

Calculation of the                    The servicer may, from time to time after
overcollateralization amount may      the date of this prospectus supplement,
change.                               request each rating agency to approve a
                                      formula for determining the target
                                      overcollateralization amount that is
                                      different from the formula described under
                                      "Credit Enhancement--Overcollateralization".
                                      If each rating agency delivers a letter to
                                      the indenture trustee to the effect that
                                      the use of any new formula with respect to
                                      the calculation of the target
                                      overcollateralization amount will not
                                      result in a qualification, reduction or
                                      withdrawal of its then-current rating of
                                      any class of the notes, then the target
                                      overcollateralization amount will be
                                      determined in accordance with the new
                                      formula.

You may suffer losses due to          The receivables include receivables that
receivables with low contract         have contract rates that are less than the
rates.                                interest rates on your notes. Interest
                                      paid on the higher contract rate
                                      receivables compensates for the lower
                                      contract rate receivables to the extent
                                      such interest is paid by the issuer as
                                      principal on your notes and additional
                                      overcollateralization is created.
                                      Excessive prepayments on the higher
                                      contract rate receivables may adversely
                                      impact your notes by reducing the interest
                                      payments available.

If you own Class B notes, you are     The Class B notes bear greater risk than
subject to greater credit risk        the Class A notes because payments of
because the Class B notes are         interest and principal on the Class B
subordinate to the Class A notes.     notes are subordinate, to the extent
                                      described below, to payments of interest
                                      and principal on the Class A notes.

                                      Interest payments on the Class B notes on each payment date will be subordinated to servicing fees due to the servicer, payments to the servicer for unreimbursed advances, [payments to the swap counterparty, ]interest payments on the
                                      Class A notes and an allocation of
                                      principal payments to the Class A notes to the extent the sum of the principal balances of the Class A notes exceeds the Adjusted Pool Balance.

                                      Principal payments on the Class B notes
                                      will be fully subordinated to principal
                                      payments on the Class A notes. No
                                      principal will be paid on the Class B
                                      notes until the Class A notes have been
                                      paid in full.

If you own Class C notes, you are     The Class C notes bear greater risk than
subject to greater credit risk        the Class A notes and the Class B notes
because the Class C notes are         because payments of interest and principal
subordinate to the Class A notes      on the Class C notes are subordinate, to
and the Class B notes.                the extent described below, to payments of
                                      interest and principal on the Class A
                                      notes and the Class B notes.

                                      Interest payments on the Class C notes on each payment date will be subordinated to servicing fees due to the servicer, payments to the servicer for unreimbursed advances, [payments to the swap counterparty, ]interest payments on the Class A notes, an
                                      allocation of principal payments to the
                                      Class A notes to the extent the sum of the outstanding principal amounts of the Class
                                      A notes exceeds the adjusted pool balance, interest payments on the Class B notes and an allocation of principal payments to the Class B notes to the extent the sum of the outstanding principal amounts of the Class
                                      A notes and the Class B notes exceeds the adjusted pool balance.

                                      Principal payments on the Class C notes
                                      will be fully subordinated to principal
                                      payments on the Class A notes and Class B notes. No principal will be paid on the Class C notes until the Class A notes and the Class B notes have been paid in full.

If you own Class D notes, you are     The Class D notes bear greater risk than
subject to greater credit risk        the Class A notes, the Class B notes and
because the Class D notes are         the Class C notes because payments of
subordinate to the Class A notes,     interest and principal on the Class D
the Class B notes and the Class C     notes are subordinate, to the extent
notes.                                described below, to payments of interest
                                      and principal on the Class A notes, the
                                      Class B notes and the Class C notes.

                                      Interest payments on the Class D notes on each payment date will be subordinated to servicing fees due to the servicer, payments to the servicer for unreimbursed advances, [payments to the swap counterparty,] interest payments on the
                                      Class A notes, an allocation of principal payments to the Class A notes to the extent the sum of the outstanding principal amounts of the Class A notes exceeds the adjusted pool balance, interest payments on the Class B notes, an allocation of principal payments to the Class B notes to the extent the sum of the outstanding principal amounts of the Class
                                      A notes and the Class B notes exceeds the adjusted pool balance, interest payments on the Class C notes and an allocation of principal payments to the Class C notes to the extent the sum of the outstanding principal amounts of the Class A notes, the Class B notes and the Class C notes exceeds the adjusted pool balance.

                                      Principal payments on the Class D notes
                                      will be fully subordinated to principal
                                      payments on the Class A notes, Class B
                                      notes and Class C notes. No principal will be paid on the Class D notes until the Class A notes, the Class B notes and the Class C notes have been paid in full.

The failure to pay interest on the    The indenture provides that failure to pay
subordinated classes of notes is      interest when due on the outstanding
not an event of default.              subordinated class or classes of notes--
                                      for example, for so long as any of the
                                      Class A notes are outstanding, the Class B
                                      notes, Class C notes and Class D notes,
                                      after the Class A notes have been paid in
                                      full but the Class B notes, the Class C
                                      notes and the Class D notes are still
                                      outstanding, the Class C notes and the
                                      Class D notes, and after the Class A notes
                                      and the Class B notes have been paid in
                                      full but the Class C notes and the Class D
                                      notes are still outstanding, the Class D
                                      notes--will not be an event of default
                                      under the indenture. Under these
                                      circumstances, the holders of the
                                      subordinated classes of notes which are
                                      not a controlling class will not have any
                                      right to declare an event of default, to
                                      cause the maturity of the notes to be
                                      accelerated or to direct or consent to any
                                      action under the indenture.

Occurrence of events of default       Payment defaults or the insolvency or
under the indenture may result in     dissolution of the depositor may result in
insufficient funds to make payments   prepayment of the notes, which may result
on your notes.                        in losses. If the issuer fails to pay
                                      principal on the notes of a class of notes
                                      on its stated maturity date, or fails to
                                      pay interest on the notes of the
                                      controlling class within [__] days of the
                                      due date, the indenture trustee or the
                                      holders of the controlling class of notes
                                      outstanding may declare the entire amount
                                      of the notes to be due immediately. If
                                      this happens, the trustee may be directed
                                      to sell the assets of the issuer and

                                      prepay the notes. In the event the
                                      indenture trustee sells the receivables
                                      under adverse market conditions, proceeds from the sale of the receivables may not be sufficient to repay all of the notes and you may suffer a loss.

The occurrence of an event of         The issuer will not make any distributions
default under the indenture may       of principal or interest on a subordinate
delay payments on the Class B         class of notes until payment in full of
notes, the Class C notes and the      principal and interest on the outstanding
Class D notes.                        senior class(es) of notes following:

                                           o    an event of default under the
                                                indenture relating to the
                                                payment of principal on any note
                                                or the payment of interest on
                                                the controlling class of notes
                                                which has resulted in
                                                acceleration of the notes;

                                           o    an event of default under the
                                                indenture relating to an
                                                insolvency event or a bankruptcy
                                                with respect to the issuer which
                                                has resulted in an acceleration
                                                of the notes; or

                                           o    a liquidation of the issuer
                                                assets following any event of
                                                default under the indenture.

                                      This may result in a delay or default in making payments on the Class B notes, the Class C notes or the Class D notes.

You may suffer losses because you     Because the issuer has pledged the
have limited control over actions     property of the issuer to the indenture
of the issuer and conflicts between   trustee to secure payment on the notes,
classes of notes may occur.           the indenture trustee may, and at the
                                      direction of the required percentage of
                                      the controlling class (which will be the
                                      Class A notes for so long as any Class A
                                      notes are outstanding, the Class B notes
                                      after the Class A notes have been paid in
                                      full and for so long as the Class B notes
                                      are outstanding, the Class C notes after
                                      the Class B notes have been paid in full
                                      and for so long as the Class C notes are
                                      outstanding, and the Class D notes after
                                      the Class C notes have been paid in full)
                                      will, take one or more of the other
                                      actions specified in the indenture
                                      relating to the property of the issuer,
                                      including a sale of the assets of the
                                      issuer.

                                      In addition, the holders of a majority of the Class A notes, under some circumstances, have the right to waive events of servicing termination or terminate the servicer without consideration of the effect that the waiver or termination would have on the holders of Class B notes, Class C notes or Class D notes. The holders of Class B notes will not have the ability to waive events of servicing termination or to remove the servicer until the Class A notes have been paid in full. The holders of Class C notes will not have the ability to waive events of servicing termination or to remove the servicer until the Class
                                      A notes and the Class B notes have been
                                      paid in full. The holders of Class D notes will not have the ability to waive events of servicing termination or to remove the servicer until the Class A notes, the Class B notes and the Class C notes have been paid in full.

                                 USE OF PROCEEDS

     The Depositor will use the proceeds from the issuance of the Notes to:

     o    purchase the Receivables from the seller; and

     o    make the initial deposit into the Reserve Account.

     The seller or its affiliates may use all or a portion of the net proceeds of the offering of the Notes to pay their respective debts, including "warehouse" debt secured by the Receivables prior to their transfer to the issuer, and for general purposes. Any "warehouse" debt may be owed to one or more of the underwriters or their affiliates or entities for which their affiliates act as administrator and/or provide liquidity lines, so a portion of the proceeds that is used to pay "warehouse" debt may be paid to the underwriters or their affiliates.

The following chart represents the application of proceeds from investors and the transfer of the receivables:

   ---------------------------------
     Hyundai Motor Finance Company
         (seller and servicer)
   ---------------------------------
               |           ^
Receivables    |           |      Proceeds (less deposit to reserve account)
               |           |
               |           |                    Receivables
               v           |
   -----------------------------------                          -----------------------------------------------
     Hyundai ABS Funding Corporation    ------------------ >    Hyundai Auto Receivables [Trust][LLC]200[_]
               (depositor)              < ------------------                      (issuer)
   -----------------------------------                          -----------------------------------------------
              |       ^              |
              |       |              |            Notes and
              |       |              |          Certificate
              |       |              |
     Notes    |       |              |
              |       |              |
              |       |  Proceeds    |
              v       |              |
           ----------------          |
             Underwriters            |
           ----------------          |
              |       ^              |
              |       |              |           Deposit
              |       |              |
     Notes    |       |              |
              |       |              v
              |       |               -----------------------------
              |       |   Proceeds            Reserve Account
              |       |               -----------------------------
              v       |
           ----------------
              Investors
           ----------------

                                   THE ISSUER

Limited Purpose and Limited Assets

     Hyundai Auto Receivables [Trust][LLC] 200[_] is a [statutory trust][limited liability company] formed [____________] , 200[_] under the laws of the State of Delaware by the Depositor for the purpose of issuing the Notes. The issuer [will be] [has been] established and operated pursuant to a [trust agreement][limited liability company agreement]. Hyundai Motor Finance Company, a California corporation ("HMFC"), will be the administrator of the issuer.

     The issuer will not engage in any activity other than:

     o acquiring, holding and managing a pool of motor vehicle retail installment sale contracts (the "Receivables") and the other assets of the issuer and proceeds from those assets;

     o    issuing the Notes and the Certificate;

     o    making payments on the Notes;

     o [entering into and performing its obligations under the interest rate swap agreement and the transaction documents; and]

     o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

     The issuer's principal offices are in Delaware, [in care of]
[__________________][, as Owner Trustee, at the address listed in "--The Owner Trustee" below.]

Capitalization of the Issuer

     At the time the Notes are issued, the issuer will be capitalized with the proceeds of the Notes. The proceeds from the issuance of the Notes will be used to purchase the Receivables from the Depositor under the Sale and Servicing Agreement. The Certificate will be issued to the Depositor.

     The following table illustrates the capitalization of the issuer as of the Closing Date, as if the issuance and sale of the Notes had taken place on that date:

Class A-1 Notes                                                   $
Class A-2 Notes                                                   $
Class A-3 Notes                                                   $
Class A-4 Notes                                                   $
Class B Notes                                                     $
Class C Notes                                                     $
Class D Notes                                                     $
Overcollateralization                                             $
                                                                  ---

   Total                                                          $
                                                                  ===

[The Owner Trustee

     [__________________] is the owner trustee under the trust agreement. [______________] is a [_________] banking corporation and its principal offices are located at [________________________________________]. The owner trustee's liability in connection with the issuance and sale of the Notes is limited solely to the express obligations of the owner trustee set forth in the trust agreement. The depositor, the servicer and their affiliates may maintain normal commercial banking relations with the owner trustee and its affiliates.]

The Indenture Trustee

     [_______________________] is the indenture trustee under the indenture (the indenture trustee and the owner trustee are collectively referred to as the trustees). [_________________] is a [___________] banking association and its principal executive offices are located at [__________________________]. You may also contact the indenture trustee by calling [__________]. The indenture trustee's duties are limited to those duties specifically set forth in the indenture. The depositor, the servicer and their affiliates may maintain normal commercial banking relations with the indenture trustee and its affiliates.

The Issuer Property

     The Notes will be collateralized by the assets of the issuer (the "issuer property"). The primary assets of the issuer will be the Receivables, which are amounts owed by individuals under motor vehicle retail installment sale contracts.

     In addition to the Receivables, the issuer property will also consist of all the right, title and interest of the issuer in and to:

     o    security interests in the Financed Vehicles;

     o    any other property securing the Receivables;

     o all recourse rights against the dealers which originated the Receivables;

     o rights to proceeds under insurance policies that cover the obligors under the Receivables or the Financed Vehicles;

     o [rights under the interest rate swap agreement and payments made by the swap counterparty under the interest rate swap agreement;]

     o amounts on deposit in the accounts owned by the issuer and eligible investments of those accounts;

     o certain rights under the receivables purchase agreement between the depositor and HMFC; and

     o the proceeds of the Receivables and the proceeds of any and all of the above.

                              THE RECEIVABLES POOL

     The characteristics set forth in this section are based on the Receivable balances as of the Cut-off Date. The percentages in the following tables may not add to 100.00% due to rounding.

     As of the Cut-off Date, each Receivable:

     o    had an original term to maturity of [__] months to [__] months;

     o    had a contract rate of [_____]% to [_____]%;

     o    was not more than [__] days past due; and

     o satisfied the other criteria set forth under "Description of the Receivables" in the accompanying prospectus.

     All of the Receivables are Simple Interest Receivables. See "Description of the Receivables--Calculation Methods" in the accompanying prospectus.

     The composition, distribution by annual percentage rate ("APR"), geographic distribution by state, distribution by remaining term to scheduled maturity and distribution by remaining Principal Balance in each case of the Receivables as of the Cut-off Date are set forth in the tables below.

                       Composition of the Receivables Pool

Aggregate Principal Balance                                     $[___________________]
Number of Receivables                                                         [______]
Average Principal Balance Outstanding                                       $[_______]
Average Original Amount Financed                                            $[_______]
Original Amount Financed (range)                                $[______] to $[______]
Outstanding Principal Balances (range)                          $[______] to $[______]
Weighted Average APR                                                          [_____]%
APR (range)                                                       [_____]% to [_____]%
Weighted Average Original Term                                            [___] months
Original Term (range)                                         [_] months to [_] months
Weighted Average Remaining Term                                           [___] months
Remaining Term (range)                                        [_] months to [_] months
Percentage of New Motor Vehicle Receivables                                   [_____]%
Percentage of Used Motor Vehicle Receivables                                  [_____]%
Percentage of Receivables Financed through Hyundai  Dealers                   [_____]%
Percentage of Receivables Financed through Kia Dealers                        [_____]%
Percentage of Receivables Financed through Other Dealers                      [_____]%

     The "Weighted Average APR", "Weighted Average Original Term" and "Weighted Average Remaining Term" in the preceding table are weighted by Principal Balance as of the Cut-off Date.

                     Distribution of the Receivables by APR

                                           Aggregate      Percentage of
                              Number of    Principal        Aggregate
   Contract Rate Range (%)   Receivables    Balance    Principal Balance(1)
--------------------------   -----------   ---------   --------------------
0.000%
0.001 to 0.999%
1.000% to 1.999%
2.000% to 2.999%
3.000% to 3.999%
4.000% to 4.999%
5.000% to 5.999%
6.000% to 6.999%
7.000% to 7.999%
8.000% to 8.999%
9.000% to 9.999%
10.000% to 10.999%
11.000% to 11.999%
12.000% to 12.999%
13.000% to 13.999%
14.000% to 14.999%
15.000% to 15.999%
16.000% to 16.999%
17.000% to 17.999%
18.000% to 18.999%
19.000% to 19.999%
20.000% to 20.999%
21.000% to 21.999%
22.000% to 22.999%
23.000% to 23.999%
24.000% to 24.999%
25.000% to 25.999%
26.000% and over
Total                                                         100.00
                             ===========   =========          ======

(1)  Sum may not equal 100% due to rounding.

               Geographic Distribution of the Receivables by State

                                                             Percentage of
                        Number of        Aggregate             Aggregate
State (1)              Receivables   Principal Balance   Principal Balance (2)
--------------------   -----------   -----------------   ---------------------
Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin

                                                             Percentage of
                        Number of        Aggregate             Aggregate
State (1)              Receivables   Principal Balance   Principal Balance (2)
--------------------   -----------   -----------------   ---------------------
Wyoming
                       -----------   -----------------           ------
Total                                                            100.00
                       ===========   =================           ======

----------
(1)  Based on the state where the Financed Vehicle is titled.
(2)  Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Remaining Term to Scheduled Maturity

                                                                    Percentage of
Remaining Term to Scheduled    Number of        Aggregate             Aggregate
          Maturity            Receivables   Principal Balance   Principal Balance (1)
---------------------------   -----------   -----------------   ---------------------
6 months or less
7 months to 12 months
13 months to 18 months
19 months to 24 months
25 months to 30 months
31 months to 36 months
37 months to 42 months
43 months to 48 months
49 months to 54 months
55 months to 60 months
61 months to 66 months
67 months to 72 months
                              -----------   -----------------           ------
Total                                                                   100.00
                              ===========   =================           ======

(1)  Sum may not equal 100% due to rounding.

         Distribution of the Receivables by Remaining Principal Balance

                                                                 Percentage of
     Range of Remaining     Number of        Aggregate             Aggregate
     Principal Balances    Receivables   Principal Balance   Principal Balance (1)
------------------------   -----------   -----------------   ---------------------
  $1,000.00 to $2,500.00
  $2,500.01 to $5,000.00
  $5,000.01 to $7,500.00
 $7,500.01 to $10,000.00
$10,000.01 to $15,000.00
$15,000.01 to $20,000.00
$20,000.01 to $25,000.00
$25,000.01 to $30,000.00
$30,000.01 to $35,000.00
$35,000.01 to $40,000.00
                           -----------   -----------------   ---------------------
Total
                           ===========   =================   =====================

(1)  Sum may not equal 100% due to rounding.

            DELINQUENCIES, REPOSSESSIONS AND CREDIT LOSS INFORMATION

     Set forth below is information concerning HMFC's experience with respect to its entire portfolio of new and used motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by HMFC. Credit losses are an expected cost in the business of extending credit and are considered in HMFC's rate-setting process.

     Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of HMFC. There is no assurance that HMFC's delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the issuer with respect to the Receivables, will be similar to that set forth below. If economic conditions in the future differ from those during the periods referenced in the tables below, HMFC's delinquency, repossession and loss experience may be adversely affected.

     The percentages in the tables below have not been adjusted to eliminate the effect of the growth of HMFC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of Receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

     The following tables set forth the historical delinquency experience and net credit loss and repossession experience of HMFC's portfolio of contracts for new and used automobiles and light duty trucks.

     In the table below, the period of delinquency for the [six] months ended [June 30], [______] and for the years ended December 31, [____________] is based on the number of days more than [16]% of a scheduled payment on a cumulative basis is contractually past due. Delinquency is calculated on the principal amount that is over 29 days past due. The information included below under the headings "60+ Days Delinquent" and "Total Delinquencies" excludes vehicles that have been repossessed. There is no assurance that the behavior of the Receivables will be comparable to HMFC's experience shown in the following tables.

                    Serviced Portfolio Delinquency Experience

                       Serviced At [June 30],                               Serviced At December 31,
                      ------------------------   ------------------------------------------------------------------------------
                                200_                       200_                       200_                       200_
                      ------------------------   ------------------------   ------------------------   ------------------------
                                    Number                     Number                     Number                     Number
                      Dollars   of Receivables   Dollars   of Receivables   Dollars   of Receivables   Dollars   of Receivables
Outstandings
30-59 Days
   Delinquent
60+ Days
   Delinquent
Total Delinquencies
Total Delinquencies
   (%)

(1) Delinquency is calculated on the principal amount that is over 29 days contractually past due.

     The information in the table below includes contracts for new and used automobiles and light duty trucks. All amounts and percentages, except as indicated, are based on the Principal Balances of the contracts net of unearned finance and other charges. Averages are computed by taking an average of month-end outstanding amounts for each month in the periods presented in the table. The information set forth under the heading "Gross Charge-offs" represents the aggregate Principal Balance of contracts, net of unearned and other finance charges, determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in the next sentence.

     The information set forth under the heading "Recoveries" generally includes amounts received from customers with respect to contracts previously charged-off. The information set forth under the heading "Number of

Repossessions sold" means the number of repossessed financed vehicles that have been sold by HMFC in a given period.

                       Serviced Portfolio Loss Experience

                                                         For the [six]
                                                          months ended
                                                           [June 30],    For the year ended December 31,
                                                         -------------   -------------------------------
                                                             200[_]          200[_]   200[_]   200[_]
                                                         -------------       ------   ------   ------
Number of Receivables
Average Number of Receivables
Period End Outstandings ($)
Average Outstandings ($)
Gross Charge-offs ($)
Gross Charge-Offs as a % of Period End
Outstandings(1)(3)
Gross Charge-Offs as a % of Average Outstandings(1)(3)
Recoveries ($) (2)
Net Charge-offs ($)
Net Charge-offs as a % of Period End Outstandings(3)
Net Charge-offs as a % of Average Outstandings(3)
Number of Repossessions sold
Number of Repossessions sold as a % of Average
   Outstandings(3)
Recoveries on Repossessions sold as a % of Average
   Outstandings

     (1) Gross charge-offs are after the sale of the vehicle less any money collected for the sale, and include full balance charge-offs which occur at 120 days plus delinquent. Contracts are generally charged off after 120 days past due.

     (2) Recoveries include any money collected after the charge-off has occurred. Recoveries also include money collected on bankruptcies and insurance claims after they are charged off.

     (3) For the [six] months ended [June 30], 200[_], these amounts are annualized.

     See "Description of the Transaction Agreements" in the accompanying prospectus for additional information regarding the servicer.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on motor vehicle contracts can be measured against prepayment standards or models. The model used in this prospectus supplement, the absolute prepayment model, or "ABS", assumes a rate of prepayment each month which is related to the original number of motor vehicle receivables in a pool of receivables. ABS also assumes that all of the motor vehicle receivables in a pool are the same size, that all of those motor vehicle receivables amortize at the same rate, and that for every month that any individual motor vehicle receivable is outstanding, payments on that particular motor vehicle receivable will either be made as scheduled or the motor vehicle receivable will be prepaid in full. For example, in a pool of receivables originally containing 10,000 motor vehicle contracts, if a 1% ABS were used, that would mean that 100 motor vehicle receivables would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of motor vehicle receivables or a prediction of the anticipated rate of prepayment on either the pool of Receivables involved in this transaction or on any pool of motor vehicle receivables. You should not assume that the actual rate of prepayments on the Receivables will be in any way related to the percentage of prepayments that was assumed for ABS.

     The tables below which are captioned "Percent of Original Principal Balance at Various ABS Percentages" (the "ABS Tables") are based on ABS and were prepared using the following assumptions:

     o the issuer holds [twelve] pools of Receivables with the following characteristics:

                                  Original Term   Remaining Term
            Aggregate              to Maturity     to Maturity
 Pool   Principal Balance   APR    (in Months)      (in Months)
-----   -----------------   ---   -------------   --------------
1
2
3
4
5
6
7
8
9
10
11
12
Total
        =================

     o all prepayments on the Receivables each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases (except as set forth below);

     o each scheduled payment on the receivables is made on the last day of each month and each month has 30 days;

     o the original principal amounts of each class of Notes are equal to the original principal amounts set forth on the front cover of this prospectus supplement;

     o payments on the Notes are paid in cash on each payment date commencing [______________], 200[_], and on the [____] calendar day of each subsequent month;

     o    the Closing Date is [______________], 200[_];

     o interest accrues on the notes at their respective interest rates set forth on the front cover of this prospectus supplement; and

     o the servicer exercises its opportunity to purchase the Receivables at the earliest Payment Date it is permitted to do so, except as specifically provided.

     The ABS Tables were created relying on the assumptions listed above. The tables indicate the percentages of the original principal amounts of each class of Notes that would be outstanding after each of the listed payment dates if certain percentages of ABS are assumed. The ABS Tables also indicate the corresponding weighted average lives of each class of Notes if the same percentages of ABS are assumed. The assumptions used to construct the ABS Tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the Receivables may differ materially from the assumptions used to construct the ABS Tables.

     As used in the ABS Tables, the "Weighted Average Life" of a class of Notes is determined by:

     o multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Payment Date;

     o    adding the results; and

     o    dividing the sum by the related original principal amount of the Note

   Percentage of Class A-1 and A-2 Notes Principal at Various ABS Percentages

                                                          Class A-1 Notes                         Class A-2 Notes
                                               -------------------------------------   -------------------------------------
                Payment Date                   0.00%   1.00%   1.50%   1.75%   2.00%   0.00%   1.00%   1.50%   1.75%   2.00%
--------------------------------------------   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date























Weighted Average Life to Maturity (years)(1)
Weighted Average Life to Call (years)(2)

(1) This calculation assumes that the servicer does not exercise its option to purchase the Receivables.

(2) This calculation assumes that the servicer does exercise its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

   Percentage of Class A-3 and A-4 Notes Principal at Various ABS Percentages

                                                          Class A-3 Notes                         Class A-4 Notes
                                               -------------------------------------   -------------------------------------
Payment Date                                   0.00%   1.00%   1.50%   1.75%   2.00%   0.00%   1.00%   1.50%   1.75%   2.00%
--------------------------------------------   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Closing Date























Weighted Average Life to Maturity (years)(1)
Weighted Average Life to Call (years)(2)

(1) This calculation assumes that the servicer does not exercise its option to purchase the Receivables.

(2) This calculation assumes that the servicer does exercise its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

        Percentage of Class B Notes Principal at Various ABS Percentages

                                                           Class B Notes
                                               -------------------------------------
Payment Date                                   0.00%   1.00%   1.50%   1.75%   2.00%
--------------------------------------------   -----   -----   -----   -----   -----
Closing Date























Weighted Average Life to Maturity (years)(1)
Weighted Average Life to Call (years)(2)

(1) This calculation assumes that the servicer does not exercise its option to purchase the Receivables.

(2) This calculation assumes that the servicer does exercise its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

        Percentage of Class C Notes Principal at Various ABS Percentages

                                                           Class C Notes
                                               -------------------------------------
Payment Date                                   0.00%   1.00%   1.50%   1.75%   2.00%
--------------------------------------------   -----   -----   -----   -----   -----
Closing Date























Weighted Average Life to Maturity (years)(1)
Weighted Average Life to Call (years)(2)

(1) This calculation assumes that the servicer does not exercise its option to purchase the Receivables.

(2) This calculation assumes that the servicer does exercise its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

        Percentage of Class D Notes Principal at Various ABS Percentages

                                                           Class D Notes
                                               -------------------------------------
Payment Date                                   0.00%   1.00%   1.50%   1.75%   2.00%
--------------------------------------------   -----   -----   -----   -----   -----
Closing Date























Weighted Average Life to Maturity (years)(1)
Weighted Average Life to Call (years)(2)

(1) This calculation assumes that the servicer does not exercise its option to purchase the Receivables.

(2) This calculation assumes that the servicer does exercise its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

                   THE DEPOSITOR, THE SELLER AND THE SERVICER

     Information regarding the depositor, the seller and the servicer is set forth under the captions "The Depositor" and "The Seller and the Servicer," respectively, in the accompanying prospectus.

                                    THE NOTES

     The following information summarizes material provisions of the Notes and the indenture. The following summary supplements the description of the general terms and provisions of the Notes of any given series and the related indenture set forth in the accompanying prospectus, to which you should refer. See "Description of the Notes" and "Description of the Indenture" in the prospectus.

General

     The Notes will be issued pursuant to the terms of the indenture to be dated as of the Closing Date between the issuer and the indenture trustee for the benefit of the Noteholders. We will file a copy of the indenture with the Securities and Exchange Commission after we issue the Notes. Holders of the Notes will have the right to receive payments made with respect to the Receivables and other assets in the issuer property and certain rights and benefits available to the indenture trustee under the indenture. [_______________] will be the indenture trustee. You may contact the indenture trustee at [_______________], or by calling [____________].

     All payments required to be made on the Notes will be made monthly on each Payment Date, which will be the [____] day of each month or, if that day is not a Business Day, then the next Business Day beginning [_______], 200[_].

     The indenture trustee will distribute principal and interest on each Payment Date to holders in whose names the Notes were registered at the latest record date.

     The original principal amount, interest rate and Stated Maturity Date for each class of the Notes is set forth on the cover page to this prospectus supplement.

Payments of Interest

     Interest on the outstanding principal amount of the classes of the Notes will accrue at the respective per annum interest rates set forth on the cover of this prospectus supplement (each, an "Interest Rate") and will be payable to the Noteholders monthly on the [___] day of each month (or, if that date is not a Business Day, on the next succeeding Business Day) (a "Payment Date") commencing [______], 200[_].

     Interest on the outstanding principal amount of Class A-1 Notes will accrue at the related Interest Rate from and including the most recent Payment Date on which interest has been paid (or from and including the Closing Date with respect to the first Payment Date) to but excluding the current Payment Date. Interest on the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes will accrue at the related Interest Rate from and including the [___] day of the month (or from and including the Closing Date with respect to the first Payment Date) to but excluding the [___] day of the following calendar month.

     Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related Interest Period divided by 360, and interest on the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued but not paid on any Payment Date will be due on the next Payment Date, together with interest on that amount at the applicable Interest Rate, to the extent lawful. Interest payments on the Notes will generally be made from Available Amounts and from amounts on deposit in the Reserve Account, after the Servicing Fee and unreimbursed Advances have been paid.

     Under specified circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes on any Payment Date, in which case the holders of the Notes will receive the aggregate amount available to be distributed in respect of interest on the Notes in the order of priority set forth below under "The Notes - Payment of Distributable Amounts". Interest payments to holders of the Class B Notes will be subordinated to interest payments and, in limited circumstances, principal payments to holders of the Class A Notes. Interest payments to holders of the Class C Notes will be subordinated to interest payments and, in limited circumstances, principal payments to holders of the Class A Notes and the Class B Notes. Interest payments to holders of the Class D Notes will be subordinated to interest payments and, in limited circumstances, principal payments to holders of the Class A Notes, the Class B Notes and the Class C Notes. To the extent a holder of Notes does not receive the entire amount of interest payable to such holder on any Payment Date, the amount of interest not paid to such holder will be deferred to the next Payment Date.

     ["LIBOR" means, with respect to any interest period for the Class [___] Notes, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (as defined below) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If the rates used to determine LIBOR do not appear on the Telerate Page 3750, the rates for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having a maturity of one month and in a principal amount of not less than U.S. $1,000,000 are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the reference banks. The Indenture Trustee will request the principal London office of each of such reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1.00% (0.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If fewer than two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1.00% (0.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in New York City, selected by the Indenture Trustee, are quoting as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date to leading European banks for United States dollar deposits for that maturity; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable interest period will be LIBOR in effect for the previous interest period. The "Telerate Page 3750" is the display page named as such on the Dow Jones Telerate Services (or any other page that replaces such page on that service for the purpose of displaying comparable [name of rates]). The reference banks are the four major banks in the London interbank market selected by the Indenture Trustee.

     "LIBOR Determination Date" means the second London Business Day prior to the Closing Date with respect to the first Payment Date and, as to each subsequent Payment Date, the second London Business Day prior to the immediately preceding Payment Date.

     "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in London, England are authorized or obligated by law or government decree to be closed.]

Payments of Principal

     The issuer will generally make principal payments to the Noteholders on each Payment Date in an amount equal to the Principal Distribution Amount. The Principal Distribution Amount with respect to any Payment Date equals the sum of:

     o    the First Priority Principal Distribution Amount;

     o    the Second Priority Principal Distribution Amount;

     o    the Third Priority Principal Distribution Amount; and

     o    the Regular Principal Distribution Amount.

     The issuer will pay principal on the Notes from funds on deposit in the Collection Account including amounts, if any, from the Reserve Account, in accordance with the priorities described under "Payments on the Notes--Payment of Distributable Amounts."

     Payments of the Principal Distribution Amount will generally be made on each Payment Date, as follows:

     1. to the Class A Notes, the Class A Principal Distributable Amount in the following order of priority:

          (i)  to the Class A-1 Notes until paid in full;

          (ii) to the Class A-2 Notes until paid in full;

          (iii) to the Class A-3 Notes until paid in full;

          (iv) to the Class A-4 Notes until paid in full;

     2. to the Class B Notes, the Class B Principal Distributable Amount until paid in full;

     3. to the Class C Notes, the Class C Principal Distributable Amount until paid in full;

     4. to the Class D Notes, the Class D Principal Distributable Amount until paid in full; and

     5.   to the Certificateholder, any remaining amounts.

     The actual Payment Date on which the outstanding principal amount of any class of Notes is paid in full may be significantly earlier than its Stated Maturity Date based on a variety of factors.

     If the principal amount of a class of Notes has not been paid in full on or prior to its Stated Maturity Date, the Principal Distribution Amount for that Payment Date will, to the extent the remaining Available Amounts are sufficient, include an amount sufficient to reduce the unpaid principal amount of that class of Notes to zero on that Payment Date. We refer you to "Payment on the Notes-- Payment of Distributable Amounts" in this prospectus supplement.

Event of Default Payment Priority

     Following the occurrence and during the continuation of an event of default described in the first, second and fifth bullets under "Description of the Indenture--Events of Default Under the Indenture; Rights Upon Event of
Default" in the attached prospectus which has resulted in an acceleration of the notes, and upon the liquidation of the receivables after any event of default, the priority of payments changes. In particular, after required payments to the trustee and the servicer, payments will generally be made on the notes on each Payment Date, in the following order of priority:

     o    interest on the Class A Notes ratably;

     o to the principal amount of the Class A-1 Notes until such principal amount is paid in full;

     o to the principal amount of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, ratably, until such principal amount is paid in full;

     o    interest on the Class B Notes;

     o to the principal amount of the Class B Notes until such principal amount is paid in full;

     o    interest on the Class C Notes;

     o to the principal amount of the Class C Notes until such principal amount is paid in full;

     o    interest on the Class D Notes; and

     o to the principal amount of the Class D Notes until such principal amount is paid in full.

Optional Prepayment

     If the servicer exercises its option to purchase on any Payment Date the Receivables when the Pool Balance declines to 10% or less of the Pool Balance as of the Cut-off Date, the holders of the outstanding Notes will receive an amount in respect of the Notes equal to the outstanding principal amount of the Notes, together with accrued but unpaid interest at the related Interest Rate. The Pool Balance on any Payment Date will equal the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchased Amounts (for this purpose, Liquidated Receivables will have a Principal Balance of zero). The issuer is not obligated to pay any redemption premium or make-whole amount.

Payments on the Notes

     On or before the [___] calendar day of each month (or, if the [___] day is not a Business Day, the next succeeding Business Day (each a "Determination Date"), the servicer will inform the owner trustee and the indenture trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the servicer and the Servicing Fee and other servicing compensation payable to the servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Payment Date, the servicer will also determine the following:

     1.   Available Amounts;

     2.   Class A Noteholders' interest distribution;

     3.   Class B Noteholders' interest distribution;

     4.   Class C Noteholders' interest distribution;

     5.   Class D Noteholders' interest distribution;

     6.   Principal Distribution Amount; and

     7. the amount to be distributed to the Class A Noteholders, Class B Noteholders, Class C Noteholders and Class D Noteholders.

     The indenture trustee will make payments to the Noteholders, from the Note Distribution Account, of the amounts deposited to the Note Distribution Account from the Collection Account. The amounts to be distributed to the Noteholders will be determined in the manner described below under the heading "--Payment of Distributable Amounts".

         Sources of Funds Available for Distribution on Any Payment Date

                             ----------------------
                                    Obligors
                             ----------------------
                             |      |
Late fees, reimbursement of  |      |
servicer Advances and other  |      |    Collections on Receivables
  amounts payable to the     |      |         and Recoveries
        servicer             |      |
                             v      |
             -----------------      |      ---------------
                  Servicer          |         Depositor
             -----------------      |      ---------------
                             |      |        |
    Purchase Amount of       |      |        |          Purchase Amount of
receivables repurchased by   |      |        |       receivables repurchased by
      the servicer           |      |        |             the depositor
                             |      |        |
                             |      |        |
          Servicer Advances  |      |        |
                             |      |        |
                             v      v        v
                              ---------------------
                                Available Amounts
                              ---------------------
                                    |
                                    v
                           ------------------------------
                                Collection Account
                           ------------------------------
 Reserve Account Required  | ^                          |    Principal and
  Amount minus amount on   | |                          |      Interest
deposit in Reserve Account | |                          |
                           | |                          |
                           | |   Total Required         |
                           | |   Payment minus          |
                           | |  Available Amounts       |
                           v |                          v
        ---------------------------                    -----------------
              Reserve Account                             Noteholders
        ---------------------------                    -----------------
                                  |
Amounts in excess of the Reserve  |
    Account Required Amount       |
                                  v
          -------------------------
              Certificateholder
          -------------------------

Payment of Distributable Amounts

     Prior to each Payment Date, except as set forth above under "The Notes-- Event of Default Payment Priority", the servicer will calculate the amount to be distributed to the Class A Noteholders, Class B Noteholders, Class C Noteholders and Class D Noteholders. On each Payment Date, the servicer will allocate amounts on deposit in the Collection Account with respect to the related Collection Period as described below and will instruct the indenture trustee to make the following payments and distributions from Available Amounts on deposit in the Collection Account and amounts withdrawn from the Reserve Account, in the following amounts and order of priority:

     1. to the servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and unreimbursed Advances;

     2. [to the swap counterparty, the Net Swap Payments (other than Swap Termination Payments)];

     3.   to the Class A Noteholders:

          o the aggregate amount of interest accrued for the related Interest Period on each of the Class A Notes at their respective Interest Rates on the principal amount outstanding as of the preceding Payment Date after giving effect to all payments of principal to the Class A Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class A Noteholders on prior Payment Dates over the amounts actually paid to the Class A Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     4. to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;

     5.   to the Class B Noteholders:

          o the aggregate amount of interest accrued for the related Interest Period on each of the Class B Notes at the Interest Rate on the Class B Notes on the principal amount outstanding as of the preceding Payment Date after giving effect to all payments of principal to the Class B Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class B Noteholders on prior Payment Dates over the amounts actually paid to the Class B Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     6. to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

     7.   to the Class C Noteholders:

          o the aggregate amount of interest accrued for the related Interest Period on each of the Class C Notes at the Interest Rate on the Class C Notes on the principal amount outstanding as of the preceding Payment Date after giving effect to all payments of principal to the Class C Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class C Noteholders on prior Payment Dates over the amounts actually paid to the Class C Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     8. to the Principal Distribution Account, the Third Priority Principal Distribution Amount;

     9.   to the Class D Noteholders:

          o the aggregate amount of interest accrued for the related Interest Period on each of the Class D Notes at the Interest Rate on the Class D Notes on the principal amount outstanding as of the preceding Payment Date after giving effect to all payments of principal to the Class D Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class D Noteholders on prior Payment Dates over the amounts actually paid to the Class D Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     10. to the Principal Distribution Account, the Regular Principal Distribution Amount;

     11.  [to the swap counterparty, any Swap Termination Payments;]

     12. to the Reserve Account, from Available Amounts remaining, the amount necessary to cause the amount on deposit in that account to equal the Reserve Account Required Amount;

     13. to the indenture trustee and the owner trustee, any accrued and unpaid Trust Fees and Expenses, in each case to the extent the fees and expenses have not been previously paid by the servicer; and

     14.  any remaining funds will be distributed to the Certificateholder.

     The Principal Distribution Amount will be allocated among the Notes as described above under "--Payments of Principal."

     For the purposes of this prospectus supplement, the following terms will have the following meanings:

     "Adjusted Pool Balance" means, with respect to any Payment Date, the Pool Balance as of the end of the previous Collection Period less the Yield Supplement Overcollateralization Amount with respect to such Payment Date.

     "Class A Principal Distributable Amount" means, with respect to any Payment Date, an amount equal to the greater of the outstanding principal amount of the Class A-1 Notes and the following:

          (a) the aggregate outstanding principal amount of the Class A Notes immediately prior to such Payment Date; minus

          (b) the lesser of:

               (i) an amount equal to the product of:

                    (A) the Adjusted Pool Balance as of the last day of the
               related Collection Period; and

                    (B) the sum of [____]% and the percentage equivalent of a
               fraction equal to:

                         (x) the amount on deposit in the Reserve Account after
                    giving effect to any withdrawals but prior to giving effect to any deposits on that Payment Date; divided by

                         (y) the Adjusted Pool Balance as of the last day of the
                    related Collection Period; and

               (ii) an amount equal to the Adjusted Pool Balance as of the last day of the related Collection Period minus the Target
          Overcollateralization Amount for the Payment Date;

provided, however, that on the Stated Maturity Date of any class of Class A Notes, the Class A Principal Distributable Amount will be at least an amount sufficient to pay that class in full; and provided further, that the

Class A Principal Distributable Amount on any Payment Date will not exceed the outstanding principal amount of the Class A Notes on that Payment Date.

     "Class B Principal Distributable Amount" means, with respect to any Payment Date, an amount equal to:

          (a) the sum of the aggregate outstanding principal amount of the Class A Notes (after taking into account the payment of the Class A Principal Distributable Amount on such Payment Date) and the aggregate outstanding principal amount of the Class B Notes immediately prior to such Payment Date; minus

          (b) the lesser of:

               (i) an amount equal to the product of:

                    (A) the Adjusted Pool Balance as of the last day of the
               related Collection Period; and

                    (B) the sum of [____]% and the percentage equivalent of a
               fraction equal to:

                         (x) the amount on deposit in the Reserve Account after
                    giving effect to any withdrawals but prior to giving effect to any deposits on that Payment Date; divided by

                         (y) the Adjusted Pool Balance as of the last day of the
                    related Collection Period; and

               (ii) an amount equal to the Adjusted Pool Balance as of the last day of the related Collection Period minus the Target
          Overcollateralization Amount for the Payment Date;

provided, however, that on the Stated Maturity Date of any class of Class B Notes, the Class B Principal Distributable Amount will be at least an amount sufficient to pay that class in full; and provided further, that the Class B Principal Distributable Amount on any Payment Date will not exceed the outstanding principal amount of the Class B Notes on that Payment Date.

     "Class C Principal Distributable Amount" means, with respect to any Payment Date, an amount equal to:

          (a) the sum of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes (after taking into account the payment of the Class A Principal Distributable Amount and the Class B Principal Distributable Amount on such Payment Date) and the aggregate outstanding principal amount of the Class C Notes immediately prior to such Payment Date; minus

          (b) the lesser of:

               (i) an amount equal to the product of:

                    (A) the Adjusted Pool Balance as of the last day of the
               related Collection Period; and

                    (B) the sum of [____]% and the percentage equivalent of a
               fraction equal to:

                         (x) the amount on deposit in the Reserve Account after
                    giving effect to any withdrawals but prior to giving effect to any deposits on that Payment Date; divided by

                         (y) the Adjusted Pool Balance as of the last day of the
                    related Collection Period; and

               (ii) an amount equal to the Adjusted Pool Balance as of the last day of the related Collection Period minus the Target
          Overcollateralization Amount for the Payment Date;

provided, however, that on the Stated Maturity Date of any class of Class C Notes, the Class C Principal Distributable Amount will be at least an amount sufficient to pay that class in full; and provided further, that the Class C Principal Distributable Amount on any Payment Date will not exceed the outstanding principal amount of the Class C Notes on that Payment Date.

     "Class D Principal Distributable Amount" means, with respect to any Payment Date, an amount equal to:

          (a) the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes (after taking into account the payment of the Class A Principal Distributable Amount, the Class B Principal Distributable Amount and the Class C Principal Distributable Amount on such Payment Date) and the outstanding principal amount of the Class D Notes immediately prior to such Payment Date; minus

          (b) an amount equal to the Adjusted Pool Balance as of the last day of the related Collection Period minus the Target Overcollateralization Amount for the Payment Date;

provided, however, that on the Stated Maturity Date of the Class D Notes, the Class D Principal Distributable Amount will be at least an amount sufficient to pay the Class D Notes in full; and provided further, that the Class D Principal Distributable Amount on any Payment Date will not exceed the outstanding principal amount of the Class D Notes on that Payment Date.

     "First Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to (i) the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period preceding that Payment Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the First Priority Principal Distribution Amount on and after the Stated Maturity Date of the Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A Notes to zero.

     "Interest Period" means:

     o with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the next Payment Date; and

     o with respect to the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, the period from and including the [____] day of the previous calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the [____] day of the current calendar month.

     "Principal Distribution Account" means the administrative subaccount of the Note Distribution Account established and maintained as the Principal Distribution Account pursuant to the sale and servicing agreement.

     "Principal Distribution Amount" means with respect to any Payment Date, the sum of (i) the First Priority Principal Distribution Amount, (ii) the Second Priority Principal Distribution Amount, (iii) the Third Priority Principal Distribution Amount and (iv) the Regular Principal Distribution Amount, in each case, with respect to that Payment Date.

     "Regular Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of (i) the aggregate outstanding principal amount of the Notes immediately preceding such Payment Date over (ii)(a) the Adjusted Pool Balance as of the last day of the related Collection Period minus (b) the Target Overcollateralization Amount with respect to such Payment Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on such Payment Date (after giving effect to any principal payments made on the Notes on such Payment Date in respect of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount, and the Third Priority Principal Distribution Amount, if
any); and provided further, that the Regular Principal Distribution Amount on or after the Class D Stated Maturity Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class D Notes to zero.

     "Second Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to (i) the sum of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period preceding that Payment Date, minus (iii) the First Priority Principal Distribution Amount; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the Second Priority Principal Distribution Amount on and after the Stated Maturity Date of the Class B Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

     "Target Overcollateralization Amount" means, with respect to any Payment Date, the greater of (a) [____]% of the Adjusted Pool Balance, minus amounts on deposit in the Reserve Account after withdrawals from the Reserve Account but prior to deposits to the Reserve Account, in each case, on such Payment Date and
(b) [____]% of the Adjusted Pool Balance as of the Cut-off Date. Notwithstanding the foregoing, the Target Overcollateralization Amount shall not exceed the Adjusted Pool Balance on such Payment Date.

     "Third Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to (i) the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes, Class B Notes and Class C Notes on that preceding Payment Date), minus (ii) the Adjusted Pool Balance at the end of the Collection Period, minus (iii) the First Priority Principal Distribution Amount, minus (iv) the Second Priority Principal Distribution Amount; provided, however, that the Third Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the Third Priority Principal Distribution Amount on and after the Stated Maturity Date of the Class C Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class C Notes to zero.

     "Trust Fees and Expenses" means all accrued and unpaid trustees' fees and any amounts due to the trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the trust.

                [DESCRIPTION OF THE INTEREST RATE SWAP AGREEMENT]

     [On the closing date, the issuer will enter into an "Interest Rate Swap Agreement" consisting of an ISDA Master Agreement, a schedule to the ISDA Master Agreement and a confirmation with the swap counterparty to hedge the floating interest rate risk on the floating rate Class [___] Notes. Each transaction under the Interest Rate Swap Agreement for a class of floating rate Notes will have an initial notional amount equal to the principal amount of that class of Notes on the Closing Date, and will decrease by the amount of any principal payments on that class of Notes.

     In general, under the Interest Rate Swap Agreement, on each Payment Date the issuer will be obligated to pay the swap counterparty a fixed rate payment at a rate of [___]% per annum based on the notional amount of the interest rate swap and the swap counterparty will be obligated to pay a floating rate payment based on the interest rate of the Class [___] Notes on the same notional amount. Payments on the interest rate swap [(other than Swap

Termination Payments)] may be exchanged on a net basis. The payment obligations of the issuer to the swap counterparty under the Interest Rate Swap Agreement are secured under the indenture by the same lien in favor of the indenture Trustee that secures payments to the Noteholders. Net Swap Payments [(other than Swap Termination Payments)] made by the issuer rank higher in priority in the payment waterfall than all payments on the Notes.

     Upon the occurrence of any swap event of default or swap termination event specified in the Interest Rate Swap Agreement, the non-defaulting party may elect to terminate the Interest Rate Swap Agreement. These swap events of default include, among other things:

     o    failure to make payments due under that Interest Rate Swap Agreement;
          and

     o the occurrence of certain bankruptcy and insolvency events of the issuer or the swap counterparty.

     The Interest Rate Swap Agreement may also be terminated upon the occurrence of a swap termination event other than a swap event of default. These termination events include, among other things:

     o illegality of the transactions contemplated by that Interest Rate Swap Agreement;

     o an amendment to the sale and servicing agreement, the indenture or any other transaction document that materially and adversely affects the interests of the swap counterparty without the prior consent of the swap counterparty; and

     o failure of the swap counterparty to maintain its credit rating at certain levels required by the Interest Rate Swap Agreement, which failure may not constitute a termination event if the swap counterparty, among other things, either (a) posts collateral or (b) assigns its rights and obligations under the Interest Rate Swap Agreement to a substitute swap counterparty with an acceptable rating.

     If the Interest Rate Swap Agreement is terminated due to a swap event of default or a swap termination event, a Swap Termination Payment under the Interest Rate Swap Agreement may be due to the swap counterparty by the issuer out of Collections on the Receivables or other assets of the issuer, including funds on deposit in the Reserve Account. Net Swap Payments are senior to all payments of principal and interest on the Notes. Swap Termination Payments are subordinate to all payments of principal and interest on the Notes. The amount of any such Swap Termination Payment may be based on the actual cost or market quotations of the cost of entering into a similar swap transaction or such other methods as may be required under the Interest Rate Swap Agreement, in each case in accordance with the procedures set forth in the Interest Rate Swap Agreement. Any such Swap Termination Payment could, if market rates or other conditions have changed materially, be substantial. If a replacement interest rate swap agreement is entered into, any payments made by the replacement swap counterparty in consideration for replacing [_________________], as swap counterparty, will be applied to any Swap Termination Payment owed to [_________________] under that Interest Rate Swap Agreement to the extent not previously paid.

     The swap counterparty generally will have the right to consent to amendments under the indenture and the sale and servicing agreement, other than amendments that do not materially and adversely affect the interests of the swap counterparty.]

                             [THE SWAP COUNTERPARTY]

     [[_________________] is a [national banking association] organized under the laws of the United States, and its principal executive offices are located in [_________________]. [_________________] is a wholly-owned subsidiary of
[Holding Company] and is engaged in a general commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. As of [_____], 200[_], [_________________] had consolidated assets of $[_________________] billion, consolidated deposits of $[_________________] billion and shareholder's equity of $[_________________] billion based on regulatory accounting principles. [Holding Company] is a bank holding company and a financial holding company, with its principal executive offices located in [city, state]. Additional information regarding [Holding Company] is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 200[_] and its other periodic reports filed with the Securities and Exchange Commission.

     Moody's rates [_________________]'s long-term certificates of deposit as "[___]" and short-term certificates of deposit as "P-1". Further information with respect to such ratings may be obtained from Moody's. Standard & Poor's rates [_________________]'s long-term certificates of deposit as "[___]" and its short-term certificates of deposit as "A-1+". Further information with respect to such ratings may be obtained from Standard & Poor's. Fitch, Inc., rates [_________________]'s long-term certificates of deposit as "[__]" and its short-term certificates of deposit as "F1+". Further information with respect to such ratings may be obtained from Fitch. No assurances can be given that the current ratings of the bank's instruments will be maintained.

     [_________________] will provide copies of the most recent Annual Report on Form 10-K of [Holding Company] and the publicly available portion of the most recent quarterly Call Report of [_________________] delivered to the Comptroller of the Currency, without charge, to each person to whom this document is delivered, on the written request of such person. Written requests should be directed to:

                      [Insert Address of Swap Counterparty]

     The information contained in this Section relates to and has been obtained from [_________________]. The information concerning [_________________] and
[Holding Company] contained herein is furnished solely to provide limited introductory information regarding [_________________] and [Holding Company] and does not purport to be comprehensive. Such information is qualified in its entirety by the detailed information appearing in the documents and financial statements referenced above.

     The delivery hereof shall not create any implication that there has been no change in the affairs of [Holding Company] or [_________________] since the date hereof, or that the information contained or referred to in this Section is correct as of any time subsequent to its date.

     The Notes are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other regulatory agency of the United States or any other jurisdiction. The obligations of [_________________] as the swap counterparty under the interest rate swap with the issuer will not be guaranteed by [Holding Company] or insured by the FDIC.]

                               Credit Enhancement

     The protection afforded to the Class A Noteholders will be effected by the subordination of the Class B Notes, the Class C Notes and the Class D Notes, the establishment of the Reserve Account, overcollateralization and the subordination of the Certificateholder's right to receive excess interest. The protection afforded to the Class B Noteholders will be effected by the subordination of the Class C Notes and the Class D Notes, the establishment of the Reserve Account, overcollateralization and the subordination of the Certificateholder's right to receive excess interest. The protection afforded to the Class C Noteholders will be effected by the subordination of the Class D Notes, the establishment of the Reserve Account, overcollateralization and the subordination of the Certificateholder's right to receive excess interest. The protection afforded to the Class D Noteholders will be effected by the establishment of the Reserve Account, overcollateralization and the subordination of the Certificateholder's right to receive excess interest

Subordination

     The rights of the Class B Noteholders to receive payments of principal are subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class A Notes to receive payments of principal so long as the Class A Notes are outstanding. The rights of the Class C Noteholders to receive payments of principal are subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class A Notes and the Class B Notes to receive payments of principal so long as any of the Class A Notes or the Class B Notes are outstanding. The rights of the Class D Noteholders to receive payments of principal are subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class A Notes, the Class B Notes and the Class C Notes to receive payments of principal so long as any of the Class A Notes, the Class B Notes or the Class C Notes are outstanding.

Reserve Account

     On the Closing Date, the issuer will establish a separate account (the "Reserve Account") and will make a deposit thereto of an amount equal to $[________________]. The Reserve Account shall be held by the indenture trustee for so long as it is an Eligible Institution and will be pledged to the indenture trustee for the benefit of the Noteholders. Amounts on deposit in the Reserve Account will be invested as provided in the sale and servicing agreement in Eligible Investments.

     The "Reserve Account Required Amount" with respect to any Payment Date will be [____]% of the Adjusted Pool Balance as of the Cut-off Date. However, in no event will the Reserve Account Required Amount be more than the then outstanding principal amount of the Notes. As of any Payment Date, the amount of funds actually on deposit in the Reserve Account may, in certain circumstances, be less than the Reserve Account Required Amount.

     The servicer may, from time to time after the date of this prospectus supplement, request each Rating Agency to approve a formula for determining the Reserve Account Required Amount that is different from those described above or change the manner by which the Reserve Account is funded. If each Rating Agency delivers a letter to the indenture trustee to the effect that the use of any new formula will not result in a qualification, reduction or withdrawal of its then-current rating of any class of the Notes, then the Reserve Account Required Amount will be determined in accordance with the new formula. The sale and servicing agreement will accordingly be amended, without the consent of any Noteholder, to reflect the new calculation.

     Except as set forth below, all amounts on deposit in the Reserve Account on any Payment Date will be available to the extent of any Available Amounts Shortfall on such Payment Date. Upon the occurrence of certain events specified in the sale and servicing agreement, all amounts in the Reserve Account will be deposited into the Collection Account and used to make payments of principal on the Notes. On each Payment Date, amounts on deposit in the Reserve Account in excess of the Reserve Account Required Amount shall be paid to the Certificateholder. The Noteholders will have no further interest in or rights with respect to any amounts so released from the Reserve Account.

     Amounts held from time to time in the Reserve Account will be held for the benefit of the Noteholders. Except as set forth below, on each Payment Date, funds will be withdrawn from the Reserve Account to the extent the Total Required Payment for such Payment Date exceeds the Available Amounts for such Payment Date and will be deposited in the Collection Account for distribution to the Noteholders.

     Funds in the Reserve Account may be invested in Eligible Investments that will not mature prior to the next Payment Date if, at the request of the servicer, each Rating Agency confirms that doing so will not affect its ratings on the Notes. These Eligible Investments will not be sold to cover any shortfalls that occur on a Payment Date.

     None of the Noteholders, the indenture trustee, the owner trustee or the certificateholder will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent Payment Date to make full distributions to the Noteholders.

Overcollateralization

     On the Closing Date, the Adjusted Pool Balance will exceed the initial principal amount of the Notes of all classes by approximately $[__________________], which is approximately [____]% of the Adjusted Pool Balance as of the Cut-off Date [(excluding for this purpose, the Yield Supplement Overcollateralization Amount)]. This excess represents overcollateralization. The level of overcollateralization is required to increase to, and thereafter be maintained at, a target level equal to the Target Overcollateralization Amount. The Overcollateralization Amount will be available to absorb losses on the Receivables. If each Rating Agency delivers a letter to the indenture trustee to the effect that the use of any new formula with respect to the calculation of the Target Overcollateralization Amount will not result in a qualification, reduction or withdrawal of its then-current rating of any class of the Notes, then the Target Overcollateralization Amount will be determined in accordance with the new formula. The sale and servicing agreement will accordingly be amended, without the consent of any Noteholder, to reflect the new calculation.

                 [YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT]

     [On the Closing Date, in additional to the Overcollateralization Amount there will be an initial Yield Supplement Overcollateralization Amount in the amount of $[_________], which is approximately [___]% of the aggregate Principal Balance of the Receivables as of the Cut-off Date. The Yield Supplement Overcollateralization Amount will decline on each Payment Date. The Yield Supplement Overcollateralization Amount is intended to compensate for the low APRs on some of the Receivables.

     With respect to any Payment Date, the "Yield Supplement
Overcollateralization Amount" is the amount specified below with respect to that Payment Date:

                       Yield
                     Supplement
               Overcollateralization
Payment Date           Amount
------------   ---------------------
Closing Date   $














                       Yield
                     Supplement
               Overcollateralization
Payment Date           Amount
------------   ---------------------














     The Yield Supplement Overcollateralization Amount has been calculated for each Payment Date as the sum of the amount for each Receivable equal to the excess, if any, of (x) the scheduled payments due on that Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at the APR of that Receivable over (y) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at a discount rate equal to the greater of the APR of that Receivable and [___]%. For purposes of the preceding definition, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delay, defaults or prepayments.]

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

Accounts

     With respect to the issuer, the servicer will establish and maintain with the indenture trustee one or more Collection Accounts, in the name of the indenture trustee on behalf of the Noteholders, into which payments made on or with respect to the related Receivables and amounts released from any Reserve Account will be deposited for payment to the Noteholders. The servicer will also establish and will maintain with the indenture trustee the Reserve Account in the name of the indenture trustee on behalf of the Noteholders.

     Funds in the Collection Account and the Reserve Account (collectively, the "Accounts") will be invested as provided in the sale and servicing agreement in Eligible Investments. Eligible Investments are generally limited to investments acceptable to the Rating Agencies rating the Notes as being consistent with the rating of the Notes, including obligations of the servicer and its affiliates, to the extent consistent with that rating. Except as described below, Eligible Investments are limited to obligations or securities that mature on or before the next Payment Date. However, to the extent permitted by the Rating Agencies, funds in any Account, except the Collection Account, may be invested in obligations or securities that will not mature prior to the next Payment Date with respect to those Notes and will not be sold to meet any shortfalls. Thus, the amount of cash in the Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in Collections on the related Receivables exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts paid to the related Noteholders or Certificateholder could result, which could, in turn, increase the average life of the Notes. Investment earnings on funds deposited in the Collection Account, net of losses and investment expenses, shall be released to the servicer on each Payment Date and shall be the property of the servicer.

     The Accounts will be maintained with the indenture trustee so long as it is an "Eligible Institution," which is a depository institution or trust company,

     1. the short-term unsecured debt obligations of which have a rating of P-1 by Moody's, a rating of A-1+ by Standard & Poor's, and a rating of F1 by Fitch (the "Required Deposit Rating"); or

     2. having corporate trust powers and organized under the laws of the United States, any State, the District of Columbia or the Commonwealth of Puerto Rico which has a long-term deposit rating from Moody's of at least Baa3, Standard & Poor's of at least BBB-, or Fitch of at least BBB- (or a lower rating as any rating agency shall approve in writing).

     If the indenture trustee ceases to be an Eligible Institution, then the servicer shall, with the assistance of the indenture trustee as may be necessary, cause each Account to be moved to an Eligible Institution.

Servicing Procedures

     The servicer will be authorized to grant, in some circumstances, rebates, adjustments or extensions with respect to a Receivable. However, if any modification of a Receivable extends the maturity of a Receivable beyond the last day of the Collection Period ending three (3) months prior to the Stated Maturity Date of the Class D Notes, the servicer will be obligated to purchase the Receivable.

Servicing Compensation

     The servicing fee for the calendar month immediately preceding any Payment Date (a Collection Period) will be one-twelfth of 1.00% of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Pool Balance as of the Cut-off Date (the "Servicing Fee"). The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Amounts. The servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees and any other administrative fees and expenses or similar charges collected during that Collection Period, plus any investment earnings or interest earned during that Collection Period from the investment of monies on deposit in the Collection Account. The servicer will be paid the Servicing Fee for each

Collection Period on the following Payment Date related to that Collection Period. However, if it is acceptable to each Rating Agency without a reduction in the rating of each Class of Notes, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for that Collection Period. The Servicing Fee will be paid from Available Amounts in accordance with the priority of payments set forth under "Payment on the Notes--Payment of Distributable Amounts."

Net Deposits

     As an administrative convenience and as long as specified conditions are satisfied, for so long as HMFC is the servicer, HMFC will be permitted to make the deposit of Collections, Advances and amounts deposited in respect of purchases of Receivables by the depositor or the servicer for or with respect to the related Collection Period net of payments to be made to the servicer with respect to that Collection Period. The servicer, however, will account to the indenture trustee and to the Noteholders as if all of the foregoing deposits and payments were made individually. The sale and servicing agreement will require the servicer to make all deposits of Collections received to be deposited into the Collection Account on the second Business Day following receipt thereof.

Optional Purchase

     The outstanding Notes will be redeemed in whole, but not in part, on any Payment Date on which the servicer or any successor to the servicer exercises its option to purchase the Receivables. The servicer or any successor to the servicer may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the Pool Balance as of the Cut-off Date. The redemption price for the outstanding Notes will be equal to the unpaid principal amount of the outstanding Notes plus accrued and unpaid interest on the Notes as of the date of the optional purchase.

Removal of Servicer

     The indenture trustee or Noteholders evidencing more than 50% of the voting interests of the Controlling Class may terminate the rights and obligations of the servicer under the sale and servicing agreement upon the occurrence of a servicer default. See "Description of the Transaction Agreements--Defaults by the Servicer" in the prospectus.

     Under those circumstances, authority and power shall, without further action, pass to and be vested in the successor servicer appointed by the indenture trustee under the sale and servicing agreement. The successor servicer will succeed to all the responsibilities, duties and liabilities of the servicer in its capacity under the sale and servicing agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the servicer, and no servicer default other than the appointment of a bankruptcy trustee or similar official has occurred, that trustee or official may have the power to prevent the indenture trustee or the Noteholders from effecting a transfer of servicing. In the event that the indenture trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction to appoint a successor servicer. The indenture trustee may make arrangements for compensation to be paid, which in no event may be greater than the servicing compensation paid to the servicer under the sale and servicing agreement. Notwithstanding termination of the servicer, the servicer shall be entitled to payment of amounts payable to it prior to termination, for services rendered prior to termination. Upon payment in full of the principal and interest on the Class A Notes, the Class B Noteholders will succeed to the rights of the Class A Noteholders with respect to removal of the servicer. Upon payment in full of the principal and interest on the Class B Notes, the Class C Noteholders will succeed to the rights of the Class B Noteholders with respect to removal of the servicer. Upon payment in full of the principal and interest on the Class C Notes, the Class D Noteholders will succeed to the rights of the Class C Noteholders with respect to the removal of the servicer.

                                LEGAL INVESTMENT

     The Class A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     Latham & Watkins LLP is of the opinion that, subject to the assumptions and limitations set forth in such opinions, for United States federal income tax purposes:

     o    the Notes will be characterized as indebtedness; and

     o the issuer will not be classified as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.

     See "Material United States Federal Income Tax Consequences" in the accompanying prospectus.

     We do not anticipate issuing notes with any original issue discount.
See "Material United States Federal Income Tax Consequences--United States Holders--Original Issue Discount" in the accompanying prospectus. The
Prepayment Assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is 1.50% ABS. See "Weighted Average Life of the Notes" in this prospectus supplement. In using such Prepayment Assumption, no representation is made that the Receivables will prepay in accordance with such Prepayment Assumption or in accordance with any other Prepayment Assumption.

                              ERISA CONSIDERATIONS

     Subject to the following discussion, the Notes may be acquired by pension, profit-sharing or other employee benefit plans that are governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as well as individual retirement accounts, Keogh Plans and other plans covered by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each a "benefit plan"). Section 406 of ERISA and Section 4975 of the Code prohibit a benefit plan from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such benefit plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons and/or the fiduciaries of the benefit plan. In addition, Title I of ERISA requires fiduciaries of a benefit plan subject to ERISA to make investments that are prudent, diversified and in accordance with the governing plan documents.

     Certain transactions involving the issuer might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a benefit plan that purchased Notes if assets of the issuer were deemed to be assets of the benefit plan. Under a regulation issued by the United States Department of Labor and found at 29 C.F.R. 2510.3-101 (the "Plan Assets Regulation"), the assets of the issuer would be treated as assets of a benefit plan for the purposes of ERISA and the Code only if the benefit plan acquired an "equity interest" in the issuer and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming the Notes constitute debt for local law purposes, the depositor believes that, at the time of their issuance, the Notes should not be treated as an equity interest in the issuer for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the Notes, including the reasonable expectation of purchasers of Notes that the Notes will be repaid when due, as well as the absence of conversion rights, warrants or other typical equity features. The debt treatment of the Notes for ERISA purposes could change (i.e., they could be treated as equity) if the issuer incurs losses or the rating of the Notes changes. The risk of recharacterization is enhanced for subordinate classes of Notes. The issuer has not obtained an opinion of counsel regarding the debt treatment of the Notes under local law.

     However, even if the Notes are treated as debt for purposes of the Plan Assets Regulation, the acquisition or holding of Notes by, or on behalf of, a benefit plan could be considered to give rise to a prohibited transaction if any of the issuer, the underwriters, the owner trustee, the indenture trustee or certain of their affiliates is or becomes a party in interest or a disqualified person with respect to such benefit plan. In that event, certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a benefit plan depending in part on the type of plan fiduciary making the decision to acquire the Notes and the circumstances under which such decision is made. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE")

96-23, regarding transactions effected by "in-house asset managers"; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." However, there can be no assurance that any of these exemptions, or any other exemption, will be available with respect to any particular transaction involving the Notes.

     Additionally, the acquisition or holding of Notes by or on behalf of foreign plans, governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) which are not subject to ERISA or the Code could give rise to liabilities under foreign, federal, state or local law which may be substantially similar to the liabilities imposed by Section 406 of ERISA or Section 4975 of the Code.

     By acquiring a Note, each purchaser or transferee will be deemed to represent, warrant and covenant that either (i) it is not acquiring such Note with the assets of a benefit plan or a foreign, governmental or church plan subject to applicable law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code; or (ii) the acquisition and holding of such Note by the purchaser or transferee, throughout the period that it holds such Note is, and will be, covered by a prohibited transaction exemption under Section 406(a) of ERISA or Section 4975 of the Code or, in the case of a foreign, governmental or church plan subject to applicable law that is substantially similar to
Section 406 of ERISA or Section 4975 of the Code, a similar type of exemption or other applicable relief. Each investor in a Note will be deemed to covenant that it will not sell, pledge or otherwise transfer such Note in violation of the foregoing.

     A plan fiduciary considering the purchase of Notes should consult its legal advisors regarding whether the assets of the issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

     The sale of Notes to a benefit plan is in no respect a representation that this investment meets all the relevant legal requirements with respect to investment by benefit plans generally or by a particular benefit plan, or that this investment is appropriate for benefit plans generally or any particular benefit plan.

     See "ERISA Considerations" in the prospectus.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement relating to the Notes, the depositor has agreed to sell to the underwriters, and the underwriters severally have agreed to purchase the Notes, subject to the satisfaction of certain conditions precedent.

               Principal   Principal   Principal   Principal   Principal   Principal   Principal
               Amount of   Amount of   Amount of   Amount of   Amount of   Amount of   Amount of
               Class A-1   Class A-2   Class A-3   Class A-4    Class B     Class C     Class D
Underwriters     Notes       Notes       Notes       Notes       Notes       Notes       Notes
------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------




Total

     The selling concessions that the underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the related class of Notes and as an aggregate dollar amount, shall be as follows:

                                                      Selling
                                                    Concessions     Reallowance
                                                   not to exceed   not to exceed
                                                   -------------   -------------
Class A-1 Notes.................................
Class A-2 Notes.................................
Class A-3 Notes.................................
Class A-4 Notes.................................
Class B Notes...................................
Class C Notes...................................
Class D Notes...................................

     Until the distribution of the Notes is completed, rules of the SEC may limit the ability of the underwriters and certain selling group members to bid for and purchase the Notes. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize the prices of the Notes. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such Notes.

     The underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Notes in accordance with Regulation M under the Securities Exchange Act of 1934 (as amended, the "Exchange Act"). Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. The underwriters do not have an "overallotment" option to purchase additional Notes in the offering, so syndicate sales in excess of the offering size will result in a naked short position. The underwriters must close out any naked short position through syndicate covering transactions in which the underwriters purchase Notes in the open market to cover the syndicate short position. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that would adversely affect investors who purchase the offering. Stabilizing transactions permit bids to purchase the Notes so long as the stabilizing bids do not exceed a specified maximum. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the Notes originally sold by the syndicate member are purchased in a syndicate covering transaction. These over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the Notes to be higher than they would otherwise be in the absence of these transactions. Neither the depositor nor any of the underwriters will represent that they will engage in any of these transactions or that these transactions, once commenced, will not be discontinued without notice.

     HMFC and the depositor have agreed to indemnify the underwriters against specified liabilities, including civil liabilities under the Securities Act of 1933 (as amended, the "Securities Act"), or contribute to payments which the underwriters may be required to make in respect thereof. In the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and may, therefore, be unenforceable.

     Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the depositor pursuant to the depositor Certificate of Incorporation, By-laws and the Delaware General Corporation Law, the depositor has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     In the ordinary course of its business one or more of the underwriters and affiliates have provided, and in the future may provide other investment banking and commercial banking services to the depositor, the servicer, the issuer and their affiliates.

     As discussed under "Use of Proceeds" above, the seller or its affiliates may apply all or any portion of the net proceeds of this offering to the repayment of debt, including "warehouse" debt secured by the receivables prior to their contribution to the issuer. One or more of the underwriters, or their respective affiliates or entities for which their respective affiliates act as administrator and/or provide liquidity lines, may have acted as a "warehouse lender" to its affiliates, and may receive a portion of the proceeds as a repayment of the warehouse debt.

     The administrator, on behalf of the issuer, may from time to time invest the funds in accounts and Eligible Investments acquired from the underwriters or their affiliates.

     The underwriters tell us that they intend to make a market in the Notes, as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in the Notes and any such market-making may be discontinued at any time at the sole discretion of the underwriters. Accordingly, we give no assurance regarding the liquidity of, or trading markets for, the Notes.

     The issuer will receive aggregate proceeds of approximately $[____________] from the sale of the Notes after paying the aggregate underwriting discount of $[______________] on the Notes. Additional offering expenses are estimated to be $[________________] and will be paid by HMFC. The underwriters have agreed with HMFC and the depositor to pay certain expenses incurred in connection with the issuance and distribution of the Notes.

[Offering Restrictions

     Each underwriter has severally represented to and agreed with the issuer that:

     o it has not offered or sold and prior to the expiry of a period of six months from the closing date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended;

     o it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the issuer and shall procure that the Notes are not offered or sold in the United Kingdom other than to persons authorized under the FSMA or to persons otherwise having professional experience in matters relating to investments and qualifying as investment professionals under Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001, as amended or to persons qualifying as high net worth persons under Article 49 of that Order or, if distributed in the United Kingdom by authorized persons, only to persons qualifying as investment professionals under Article 14 of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 or to persons qualifying as high net worth persons under Article 22 of the CIS Order or to any other person to whom the Notes may otherwise lawfully be offered or to whom an invitation or inducement to engage in investment activity in connection with the issuer or sale of the Notes may otherwise lawfully be communicated or caused to be communicated; and

     o it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.]

                           FORWARD-LOOKING STATEMENTS

     This prospectus supplement includes words such as "expects", "intends", "anticipates", "estimates" and similar words and expressions. Such words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties including, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond the control of the issuer or the depositor. The forward-looking statements made in this prospectus supplement speak only as of the date stated on the cover of this prospectus supplement. The depositor has no obligation to update or revise any such forward-looking statement.

                                 LEGAL OPINIONS

     In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the Notes and federal income tax and other matters will be passed upon for the issuer by Latham & Watkins LLP, and certain other matters relating to the issuance of the Notes will be passed upon for the underwriters by [_________________].

                                    GLOSSARY

     "Administrative Purchase Payment" means, for an Administrative Receivable, an amount equal to such Receivable's unpaid Principal Balance, plus interest on such Receivable at a rate equal to such Receivable's APR as of the last day of the Collection Period such Receivable is purchased.

     "Administrative Receivable" means a Receivable that the servicer is required to purchase from the issuer because of the servicer's breach of a covenant contained in the sale and servicing agreement.

     "Available Amounts" for a Payment Date will equal the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all Collections on Receivables (ii) the Purchased Amount of each Receivable that became a Purchased Receivable (iii) Advances and (iv) Recoveries.

     "Available Amounts Shortfall" means the positive difference, if any, of Total Required Payment minus Available Amounts.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of California, Delaware, Minnesota or New York are authorized or obligated by law, executive order or government decree to be closed.

     "Certificate" means the certificate issued by the issuer, which represents the residual interest in the issuer and is not offered hereby. The depositor will initially retain the Certificate.

     "Certificateholder" means the holder of the Certificate.

     "Class A Noteholders" means the holders of record of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class B Noteholders" means the holders of record of the Class B Notes.

     "Class C Noteholders" means the holders of record of the Class C Notes.

     "Class D Noteholders" means the holders of record of the Class D Notes.

     "Closing Date" means [_____________], 200[_].

     "Collection" means, with respect to any Receivable and to the extent received by the servicer after the Cut-off Date, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) full or partial prepayment of that Receivable, (iii) all Liquidation Proceeds and (iv) any other amounts received by the servicer which, in accordance with the customary servicing practices, would customarily be applied to the payment of accrued interest or to reduce the Principal Balance of that Receivable; provided, however, that the term "Collections" in no event will include (1) any amounts in respect of any Receivable purchased by the servicer or the depositor on a prior Payment Date, or (2) any late fees, extension fees, non-sufficient funds charges and any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable and payable to the servicer.

     "Collection Account" means an account, held in the name of the indenture trustee, into which the servicer is required to deposit Collections.

     "Collection Period" means each fiscal month of the servicer during the term of the sale and servicing agreement. With respect to any Determination Date or Payment Date, the "related Collection Period" means the Collection Period preceding the fiscal month in which such Determination Date or Payment Date occurs.

     "Controlling Class" means with respect to any outstanding Notes, the Class A Notes (voting together as a single class) as long as any Class A Notes are outstanding, then the Class B Notes for so long as any Class B Notes are outstanding, then the Class C Notes for so long as any Class C Notes are outstanding and then the Class D Notes for so long as any Class D Notes are outstanding, excluding, in each case, Notes held by the depositor, the servicer or their affiliates.

     "Cut-off Date" means [_________], 200[_].

     "Defaulted Receivable" means a Receivable (a) with respect to which any payment is unpaid more than sixty (60) days past its original due date or (b) the Obligor of which has suffered an insolvency event.

     "Eligible Investments" shall mean any one or more of the following types of investments:

     o direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     o demand deposits, time deposits or certificates of deposit of any depository institution (including any affiliate of the depositor, the servicer, the indenture trustee or the owner trustee) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in the first bullet point above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+, from Fitch of F1, and from Moody's of P-1;

     o commercial paper (including commercial paper of any affiliate of depositor, the servicer, the indenture trustee or the owner trustee) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+, from Fitch of F1, and from Moody's of P-1;

     o investments in money market funds (including funds for which the depositor, the servicer, the indenture trustee or the owner trustee or any of their respective affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

     o banker's acceptances issued by any depository institution or trust company referred to in the second bullet point above;

     o repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in the second bullet point above; and

     o any other investment with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade or withdraw its then current rating of any class of Notes.

     "Financed Vehicles" means the vehicles financed by the Receivables.

     "Fitch" means Fitch, Inc.

     "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred:

     o    the related Financed Vehicle has been repossessed and liquidated;

     o the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated;

     o the servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received; or

     o the end of the Collection Period in which the Receivable becomes more than 120 days past due.

     "Liquidation Proceeds" means, with respect to any Liquidated Receivable, all proceeds of the liquidation of such Liquidated Receivable, net of the sum of any out-of-pocket expenses of the servicer reasonably allocated to the repossession, transport and liquidation and any amounts required by law to be remitted or allocated to the account of the Obligor on such Liquidated Receivable.

     "Moody's" means Moody's Investors Service, Inc.

     ["Net Swap Payment" means for the Interest Rate Swap Agreement, the net amounts, if any, owed by the issuer to the swap counterparty on any Payment Date, including any interest accrued thereon, under the Interest Rate Swap Agreement, excluding Swap Termination Payments.]

     ["Net Swap Receipt" means for the Interest Rate Swap Agreement, the net amounts, if any, owed by the swap counterparty to the issuer on any date any such amount is due under the Interest Rate Swap Agreement, excluding Swap Termination Payments.]

     "Note Distribution Account" means the account designated as such, established and maintained as such pursuant to the sale and servicing agreement from which distributions to the Noteholders will be made.

     "Noteholders" means the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders.

     "Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes.

     "Obligors" means persons who obtained credit for installment purchases of new and used automobiles and light duty trucks the terms of which are evidenced by motor vehicle retail installment sale contracts.

     "Pool Balance" means at any time, the aggregate Principal Balance of the Receivables at such time calculated in accordance with the customary servicing practices.

     "Principal Balance" means, as of any time, for any Receivable, the principal balance of that Receivable as of the last day of the preceding Collection Period under the terms of the Receivable determined in accordance with the customary servicing practices.

     "Purchased Amount" means any Administrative Purchase Payments or Warranty Purchase Payments made with respect to Purchased Receivables.

     "Purchased Receivable" means a Warranty Receivable or an Administrative Receivable, respectively.

     "Rating Agency" means Standard & Poor's, Moody's or Fitch.

     "Receivable Pool" means the pool of Receivables.

     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect of that Liquidated Receivable (other than Liquidation Proceeds), from whatever source, net of the sum of any amounts expended (and not otherwise reimbursed) by the servicer for the account of the Obligor and any amounts required by law to be remitted or allocated to the account of the Obligor.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Stated Maturity Date" means, for each class of Notes, the respective dates set forth on the cover page of this prospectus supplement or, if such date is not a Business Day, the next succeeding Business Day.

     ["Swap Termination Payments" means payment due to the swap counterparty by the issuer or to the issuer by the swap counterparty, including interest that may accrue thereon under the Interest Rate Swap Agreement, due to a termination of the Interest Rate Swap Agreement resulting from an "event of default" or "termination event" under the Interest Rate Swap Agreement.]

     "Total Required Payment" means, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, unreimbursed Advances, the accrued and unpaid interest on the Notes, an amount equal to the change in the Adjusted Pool Balance during the related Collection Period, and on or after the Stated Maturity Date of any class of Notes, an amount necessary to reduce the outstanding principal amount of such class of Notes to zero; provided, however, that following the occurrence and during the continuation of an event of default which has resulted in an acceleration of the Notes, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the specified amounts payable to the indenture trustee, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, unreimbursed Advances, the accrued and unpaid interest on the Notes and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

     "Warranty Purchase Payment" means, for a Warranty Receivable, an amount equal to such Receivable's unpaid Principal Balance, plus interest on such Receivable at a rate equal to such Receivable's APR as of the last day of the Collection Period such Receivable is repurchased.

     "Warranty Receivable" means a Receivable that the depositor is required to repurchase from the issuer because of the depositor's breach of a covenant contained in the sale and servicing agreement.

                            INDEX OF PRINCIPAL TERMS
Term                                                                        Page
--------------------------------------------------------------------------------
ABS.........................................................................S-33
ABS Tables..................................................................S-33
Accounts....................................................................S-55
Adjusted Pool Balance.......................................................S-46
Administrative Purchase Payment.............................................S-62
Administrative Receivable...................................................S-62
APR.........................................................................S-27
Available Amounts...........................................................S-62
Available Amounts Shortfall.................................................S-62
benefit plan................................................................S-57
Business Day................................................................S-62
Certificate.................................................................S-62
Certificateholder...........................................................S-62
Class A Noteholders.........................................................S-62
Class A Principal Distributable Amount......................................S-46
Class B Noteholders.........................................................S-62
Class B Principal Distributable Amount......................................S-47
Class C Noteholders.........................................................S-62
Class C Principal Distributable Amount......................................S-47
Class D Noteholders.........................................................S-62
Class D Principal Distributable Amount......................................S-48
Closing Date................................................................S-62
Code........................................................................S-57
Collection..................................................................S-62
Collection Account..........................................................S-62
Collection Period...........................................................S-62
Controlling Class...........................................................S-62
Cut-off Date................................................................S-63
Defaulted Receivable........................................................S-63
Determination Date..........................................................S-43
Eligible Institution........................................................S-55
Eligible Investments........................................................S-63
ERISA.......................................................................S-57
Exchange Act................................................................S-59
FDIC........................................................................S-51
Financed Vehicles...........................................................S-63
First Priority Principal Distribution Amount................................S-48
Fitch.......................................................................S-63
HMA...........................................................................16
HMC...........................................................................16
HMFC........................................................................S-25
Interest Period.............................................................S-48
Interest Rate...............................................................S-40
Interest Rate Swap Agreement................................................S-49
Investment Company Act......................................................S-56
issuer property.............................................................S-26
LIBOR.......................................................................S-41
LIBOR Determination Date....................................................S-41
Liquidated Receivable.......................................................S-63
Liquidation Proceeds........................................................S-64
London Business Day.........................................................S-41
Moody's.....................................................................S-64

Term                                                                        Page
--------------------------------------------------------------------------------
Net Swap Payment............................................................S-64
Net Swap Receipt............................................................S-64
Note Distribution Account...................................................S-64
Noteholders.................................................................S-64
Notes.......................................................................S-64
Obligors....................................................................S-64
Payment Date................................................................S-40
Plan Assets Regulation......................................................S-57
Pool Balance................................................................S-64
Principal Balance...........................................................S-64
Principal Distribution Account..............................................S-48
Principal Distribution Amount...............................................S-48
PTCE........................................................................S-57
Purchased Amount............................................................S-64
Purchased Receivable........................................................S-64
Rating Agency...............................................................S-64
Receivable Pool.............................................................S-64
Receivables.................................................................S-25
Recoveries..................................................................S-65
Regular Principal Distribution Amount.......................................S-49
Required Deposit Rating.....................................................S-55
Reserve Account.............................................................S-52
Reserve Account Required Amount.............................................S-52
Second Priority Principal Distribution Amount...............................S-49
Securities Act..............................................................S-60
Servicing Fee...............................................................S-55
Standard & Poor's...........................................................S-65
Stated Maturity Date........................................................S-65
Swap Termination Payments...................................................S-65
Target Overcollateralization Amount.........................................S-49
Telerate Page 3750..........................................................S-41
Third Priority Principal Distribution Amount................................S-49
Total Required Payment......................................................S-65
Trust Fees and Expenses.....................................................S-49
Warranty Purchase Payment...................................................S-65
Warranty Receivable.........................................................S-65
Weighted Average APR........................................................S-27
Weighted Average Life.......................................................S-34
Weighted Average Original Term..............................................S-27
Weighted Average Remaining Term.............................................S-27
Yield Supplement Overcollateralization Amount...............................S-53

================================================================================

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this prospectus supplement and the accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the depositor, the servicer or the underwriters. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this prospectus supplement and the prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this prospectus supplement or the prospectus, respectively.

                                   ----------

                               Hyundai ABS Funding
                                   Corporation
                                    Depositor

                              Hyundai Motor Finance
                                     Company
                               Seller and Servicer

                                   ----------


Until 90 days after the date of this prospectus supplement, all dealers effecting transactions in the notes, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                            Hyundai Auto Receivables
                              [Trust][LLC] 200[_]
                                     issuer

                                 Class A-1 Notes
                                $[______________]
                                 Class A-2 Notes
                                $[______________]
                                 Class A-3 Notes
                                $[______________]
                                 Class A-4 Notes
                                $[______________]
                                  Class B Notes
                                $[______________]
                                  Class C Notes
                                $[______________]
                                  Class D Notes
                                $[______________]

                                   ----------

                                   PROSPECTUS
                                   SUPPLEMENT

                                   ----------

               Joint Bookrunners of the Class [_],[_],[_] and [_]
                                     Notes

                       Co-Managers of the Class [_] Notes

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

     Expenses in connection with the offering of the notes being registered hereby are estimated as follows:

Securities and Exchange Commission Registration Fee                    $ [_____]
Rating Agency Fees                                                     $ [_____]
Accounting Fees and Expenses                                           $ [_____]
Printing Expenses                                                      $ [_____]
Legal Fees and Expenses                                                $ [_____]
Blue Sky Fees and Expenses                                             $ [_____]
Trustees' Fees and Expenses                                            $ [_____]
Miscellaneous                                                          $ [_____]
                                                                       ---------
   Total                                                               $ [_____]
                                                                       =========

Item 15. Indemnification of Directors and Officers

     Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or controlling persons of the registrant pursuant to the registrant's Certificate of Incorporation, By-laws and the Delaware General Corporation Law (the "DGCL"), the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     Section 145 of the DGCL provides, under certain circumstances, for the indemnification of registrant's directors, officers, employees and agents (collectively, "Corporate Persons") against liabilities which they may incur in such capacities. In addition, Article VI of registrant's By-laws provides that Corporate Persons shall not be liable for any actions taken in such capacities, provided the following is true: (1) such Corporate Person acted (a) in good faith, (b) with the care an ordinarily prudent person in a like position would have exercised under similar circumstances, and (c) in a manner such Corporate Person reasonably believed was in the best interests of registrant, or (2) such Corporate Person's breach of or failure to act in accordance with such standards of conduct did not constitute willful misconduct or recklessness. Furthermore, any Corporate Person shall be deemed to have complied with such standards of conduct if they rely in good faith, with respect to any information contained therein, upon (1) the registrant's records, or (2) information, opinions, reports or statements (including financial statements and other financial data) prepared or presented by (a) one or more other Corporate Persons whom such Corporate Person reasonably believes to be competent in the matters presented,
(b) legal counsel, public accountants or other persons as to matters that such Corporate Person reasonably believes are within such person's professional or expert competence, (c) a committee of which such Corporate Person is not a member, if such Corporate Person reasonably believes such committee merits confidence, or (d) the board, if such Corporate Person is not a director and reasonably believes that the board merits confidence. The above description is qualified in its entirety by reference to Article VI of the registrant's By-laws.

     Section 102(b)(7) of the DGCL provides that a certificate of incorporation may include a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to prohibited dividends or distributions or the repurchase or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit. The registrant's Certificate of Incorporation includes such a provision. As a result of this provision, the registrant and its stockholders may be unable to obtain monetary damages from a director for breach of his or her duty of care.

Item 16. Exhibits and Financial Statement Schedules

     (a)  Exhibits:

Exhibit
  No.                                   Description
-------   ----------------------------------------------------------------------
   1.1    Form of Underwriting Agreement*
   3.1    Articles of Incorporation of Hyundai ABS Funding Corporation*
   3.2    Bylaws of Hyundai ABS Funding Corporation*
   4.1    Form of Indenture between the issuer and the Indenture Trustee
          (including forms of Notes) *
   5.1    Opinion of Latham & Watkins LLP with respect to legality*
   8.1    Opinion of Latham & Watkins LLP with respect to United States federal income tax matters*
  10.1    Form of Sale and Servicing Agreement among Hyundai ABS Funding
          Corporation, the Servicer, the Issuer and the Indenture Trustee*
  10.2    Form of Receivables Purchase Agreement between Hyundai ABS Funding
          Corporation and HMFC*
  10.3    Form of Administration Agreement among issuer, Administrator and
          Indenture Trustee*
  23.1    Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 8.1)*
  24.1    Powers of Attorney*
  25.1    Statement of Eligibility and Qualification of the Indenture Trustee on
          Form T-1* **
  99.2    Form of Trust Agreement of the issuer*

----------
*    To be filed by amendment.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

     (b)  Financial Statement Schedules:

     Not applicable.

Item 17. Undertakings

     (a)  As to Rule 415:

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the notes registered hereby, a post-effective amendment to this registration statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of notes offered (if the total dollar value of notes offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 (b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the notes offered therein, and the offering of such notes at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the notes being registered which remain unsold at the termination of the offering.

     (b) As to documents subsequently filed that are incorporated by reference:

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of each registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the notes offered herein, and the offering of such notes at that time shall be deemed to be the initial bona fide offering thereof.

     (c) As to indemnification:

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the notes being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) As to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

     The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act.

     (e) As to Rule 430A:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the notes offered therein, and the offering of such notes at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, Hyundai ABS Funding Corporation certifies that it has reasonable grounds to believe that it meets all the requirements for filing a Form S-3 and has duly caused this Registration Statement No. [______] to be signed on its behalf by the undersigned, thereunto duly authorized in Fountain Valley, California, on July 15, 2004.

                                   HYUNDAI ABS FUNDING CORPORATION
                                   a Delaware corporation


                                   By: /s/ Jae Kook Choi
                                       -----------------------------------------
                                   Name: Jae Kook Choi
                                   Title: President and Director


                                   By: /s/ David A. Hoeller
                                       -----------------------------------------
                                   Name: David A. Hoeller
                                   Title: Vice President, Secretary and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement No. [_______] has been signed by the following persons in the capacities and on the dates indicated.

        Signature                                 Title
-------------------------   -------------------------------------------------


/s/ Jae Kook Choi           Director and President of Hyundai ABS Funding       July 15, 2004
-------------------------   Corporation (Principal Executive Officer)
Jae Kook Choi


/s/ David A. Hoeller        Director, Vice President and Secretary of Hyundai   July 15, 2004
-------------------------   ABS Funding Corporation (Principal Financial and
David A. Hoeller            Accounting Officer)


/s/ Robert J. Gammon        Director of Hyundai ABS Funding Corporation         July 15, 2004
-------------------------
Robert J. Gammon

[* The undersigned, by signing his name hereto, does hereby sign this Registration Statement No. [_______] on behalf of the above indicated officer or director of the Registrant pursuant to the Power of Attorney signed by such officer or director.]


/s/
----------------------------------

[Attorney-in-fact]

                                    EXHIBITS

Exhibit
  No.                                   Description
-------   ----------------------------------------------------------------------
   1.1    Form of Underwriting Agreement*
   3.1    Articles of Incorporation of Hyundai ABS Funding Corporation*
   3.2    Bylaws of Hyundai ABS Funding Corporation*
   4.1    Form of Indenture between the issuer and the Indenture Trustee
          (including forms of Notes) *
   5.1    Opinion of Latham & Watkins LLP with respect to legality*
   8.1    Opinion of Latham & Watkins LLP with respect to United States federal income tax matters*
  10.1    Form of Sale and Servicing Agreement among Hyundai ABS Funding
          Corporation, the Servicer, the Issuer and the Indenture Trustee*
  10.2    Form of Receivables Purchase Agreement between Hyundai ABS Funding
          Corporation and HMFC*
  10.3    Form of Administration Agreement among issuer, Administrator and
          Indenture Trustee*
  23.1    Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 8.1)*
  24.1    Powers of Attorney*
  25.1    Statement of Eligibility and Qualification of the Indenture Trustee on
          Form T-1* **
  99.2    Form of Trust Agreement of the issuer*

----------
*    To be filed by amendment.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.